                                                                    EXHIBIT 99.1

================================================================================

                                  $150,000,000

                      LOAN FUNDING AND SERVICING AGREEMENT
                         Dated as of December 28, 1998

                                     Among

                    WISCONSIN CIRCLE III FUNDING CORPORATION
                                as the Borrower
                                ---------------

                      HEALTHCARE FINANCIAL PARTNERS, INC.
                                as the Guarantor
                                ----------------

                               HCFP FUNDING, INC.
                                as the Servicer
                                ---------------

                        HEALTHCARE ANALYSIS CORPORATION
                                as the Evaluator
                                ----------------

                                 the INVESTORS
                                 named herein
                                 ------------

                      VARIABLE FUNDING CAPITAL CORPORATION
                                  as a Lender
                                  -----------

                         FIRST UNION CAPITAL MARKETS, a
                    division of WHEAT FIRST SECURITIES, INC.
                               as the Deal Agent
                               -----------------

                           FIRST UNION NATIONAL BANK
                            as the Liquidity Agent
                            ----------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                      ------------------------------------
                                as the Custodian
                                ----------------

                                      and

                                 INPUT ONE, LLC
                                 --------------
                               as Backup Servicer
                               ------------------

================================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I  DEFINITIONS.........................................................................................    2

SECTION 1.1  CERTAIN DEFINED TERMS.............................................................................    2
SECTION 1.2  OTHER TERMS.......................................................................................   28
SECTION 1.3  COMPUTATION OF TIME PERIODS.......................................................................   28

ARTICLE II  ADVANCES...........................................................................................   29

SECTION 2.1  ADVANCES..........................................................................................   29
SECTION 2.2  PROCEDURES FOR ADVANCES...........................................................................   29
SECTION 2.3  OPTIONAL CHANGES IN FACILITY AMOUNT; PREPAYMENTS..................................................   30
SECTION 2.4  NOTES.............................................................................................   31
SECTION 2.5  PRINCIPAL REPAYMENTS..............................................................................   31
SECTION 2.6  INTEREST PAYMENTS.................................................................................   31
SECTION 2.7  SETTLEMENT PROCEDURES.............................................................................   32
SECTION 2.8  PORTFOLIO REQUIREMENTS............................................................................   33
SECTION 2.9  SECURITY INTEREST.................................................................................   34
SECTION 2.10 COLLECTIONS AND ALLOCATIONS.......................................................................   34
SECTION 2.11 PAYMENTS, COMPUTATIONS, ETC.......................................................................   35
SECTION 2.12 BREAKAGE COSTS....................................................................................   35
SECTION 2.13 INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY.....................................................   35
SECTION 2.14 TAXES.............................................................................................   37
SECTION 2.15 ASSIGNMENT OF THE PURCHASE AGREEMENT..............................................................   39

ARTICLE III  CLOSING; CONDITIONS OF CLOSING AND ADVANCES.......................................................   39

SECTION 3.1  CONDITIONS TO CLOSING AND INITIAL ADVANCES........................................................   39
SECTION 3.2  CONDITIONS PRECEDENT TO ALL ADVANCES AND REINVESTMENTS............................................   40

ARTICLE IV  REPRESENTATIONS AND WARRANTIES.....................................................................   41

SECTION 4.1  REPRESENTATIONS AND WARRANTIES OF THE BORROWER....................................................   41
SECTION 4.2  REPRESENTATIONS AND WARRANTIES OF BORROWER RELATING TO THE AGREEMENT AND THE LOANS................   46

ARTICLE V  GENERAL COVENANTS OF THE BORROWER...................................................................   47

SECTION 5.1  COVENANTS OF BORROWER.............................................................................   47
SECTION 5.2  HEDGE AGREEMENT...................................................................................   51
SECTION 5.3  YEAR 2000 COMPATIBILITY...........................................................................   52

ARTICLE VI  ADMINISTRATION AND SERVICING OF LOANS..............................................................   52

SECTION 6.1  APPOINTMENT OF THE SERVICER.......................................................................   52
SECTION 6.3  AUTHORIZATION OF THE SERVICER.....................................................................   54
SECTION 6.4  COLLECTION OF PAYMENTS............................................................................   55
SECTION 6.5  SERVICER ADVANCES.................................................................................   56
SECTION 6.6  REALIZATION UPON CHARGED-OFF LOANS AND CHARGED-OFF LOANS..........................................   56
SECTION 6.7  MAINTENANCE OF INSURANCE POLICIES.................................................................   57
SECTION 6.8  REPRESENTATIONS AND WARRANTIES OF SERVICER........................................................   57
SECTION 6.9  COVENANTS OF SERVICER.............................................................................   59
SECTION 6.10 THE CUSTODIAN.....................................................................................   60
SECTION 6.11 REPRESENTATIONS AND WARRANTIES OF CUSTODIAN.......................................................   62
SECTION 6.12 REPRESENTATIONS AND WARRANTIES OF BACKUP SERVICER.................................................   63

SECTION 6.13 PAYMENT OF CERTAIN EXPENSES BY SERVICER...........................................................   65
SECTION 6.14 REPORTS...........................................................................................   65
SECTION 6.15 ANNUAL STATEMENT AS TO COMPLIANCE.................................................................   65
SECTION 6.16 ANNUAL INDEPENDENT PUBLIC ACCOUNTANT'S SERVICING REPORTS..........................................   66
SECTION 6.17 ADJUSTMENTS.......................................................................................   66
SECTION 6.18 CUSTODIAL COMPENSATION............................................................................   66
SECTION 6.19 LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS................................................   66
SECTION 6.20 INDEMNIFICATION OF THE BORROWER, THE DEAL AGENT, THE LIQUIDITY AGENT AND THE SECURED PARTIES......   67
SECTION 6.21 THE SERVICER NOT TO RESIGN........................................................................   68
SECTION 6.22 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE LOANS...............................   68
SECTION 6.23 MERGER OR CONSOLIDATION OF THE SERVICER...........................................................   69
SECTION 6.24 IDENTIFICATION OF RECORDS.........................................................................   69
SECTION 6.25 SERVICER TERMINATION EVENTS.......................................................................   69
SECTION 6.26 APPOINTMENT OF SUCCESSOR SERVICER.................................................................   71
SECTION 6.27 NOTIFICATION......................................................................................   72
SECTION 6.28 PROTECTION OF RIGHT, TITLE AND INTEREST TO COLLATERAL.............................................   72
SECTION 6.29 BACKUP SERVICER...................................................................................   73
SECTION 6.30 THE EVALUATOR.....................................................................................   75
SECTION 6.31 DECREMENTATION FACTOR REPORT......................................................................   76

ARTICLE VII  EARLY AMORTIZATION EVENTS.........................................................................   77

SECTION 7.1  EARLY AMORTIZATION EVENTS.........................................................................   77

ARTICLE VIII INDEMNIFICATION...................................................................................   79

SECTION 8.1  INDEMNITIES BY THE BORROWER.......................................................................   79

ARTICLE IX  THE DEAL AGENT AND THE LIQUIDITY AGENT.............................................................   81

SECTION 9.1  AUTHORIZATION AND ACTION..........................................................................   81
SECTION 9.2  DELEGATION OF DUTIES..............................................................................   82
SECTION 9.3  EXCULPATORY PROVISIONS............................................................................   82
SECTION 9.4  RELIANCE..........................................................................................   83
SECTION 9.5  NON-RELIANCE ON DEAL AGENT, LIQUIDITY AGENT AND OTHER LENDERS.....................................   84
SECTION 9.6  REIMBURSEMENT AND INDEMNIFICATION.................................................................   84
SECTION 9.7  DEAL AGENT AND LIQUIDITY AGENT IN THEIR INDIVIDUAL CAPACITIES.....................................   85
SECTION 9.8  SUCCESSOR DEAL AGENT OR LIQUIDITY AGENT...........................................................   85

ARTICLE X  ASSIGNMENTS; PARTICIPATIONS.........................................................................   86

SECTION 10.1 ASSIGNMENTS AND PARTICIPATIONS....................................................................   86

ARTICLE XI  GUARANTY...........................................................................................   88

SECTION 11.1 UNCONDITIONAL UNDERTAKING.........................................................................   88
SECTION 11.2 OBLIGATIONS ABSOLUTE..............................................................................   89
SECTION 11.3 PARI PASSU TREATMENT OF OBLIGATIONS OF GUARANTOR..................................................   90
SECTION 11.4 WAIVER............................................................................................   90
SECTION 11.5 SUBROGATION.......................................................................................   90

ARTICLE XII  MISCELLANEOUS.....................................................................................   91

SECTION 12.1 AMENDMENTS AND WAIVERS............................................................................   91
SECTION 12.2 NOTICES, ETC......................................................................................   91
SECTION 12.3 [RESERVED]........................................................................................   92
SECTION 12.4 NO WAIVER, RIGHTS AND REMEDIES....................................................................   92
SECTION 12.5 BINDING EFFECT....................................................................................   92
SECTION 12.6 TERM OF THIS AGREEMENT............................................................................   92

SECTION 12.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE..............................   91
SECTION 12.8 WAIVER OF JURY TRIAL..............................................................................   91
SECTION 12.9 COSTS, EXPENSES AND TAXES.........................................................................   92
SECTION 12.10 NO PROCEEDINGS...................................................................................   93
SECTION 12.11 RECOURSE AGAINST CERTAIN PARTIES.................................................................   93
SECTION 12.12 PROTECTION OF SECURITY INTEREST; APPOINTMENT OF DEAL AGENT AS ATTORNEY-IN-FACT...................   93
SECTION 12.13 CONFIDENTIALITY..................................................................................   94
SECTION 12.14 EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.............................................   95


                                   EXHIBITS
                                   --------
EXHIBIT A  Form of Borrower's Notice
EXHIBIT B  Form of Notes
EXHIBIT C  "Limited Purpose" Provisions
EXHIBIT D  Form of Assignment and Acceptance
EXHIBIT E  Form of Monthly Report
EXHIBIT F  Form of Servicer's Certificate
EXHIBIT G  Credit and Collection Policies
EXHIBIT H  Form of Hedge Agreement (including Schedule and Confirmation)
EXHIBIT I  Evaluation Policy
EXHIBIT J  Form of Trust Receipt and Initial Certification
EXHIBIT K  Form of Trust Receipt and Final Certification
EXHIBIT L  Form of Release of Loan File
EXHIBIT M  Form of Assignment of Mortgage
EXHIBIT N  Form of Reinvestment Certification


                                   SCHEDULES
                                   ---------

SCHEDULE I     Schedule of Documents
SCHEDULE II    Aggregate Insurer Concentration Limits
SCHEDULE III   Tradenames, Fictitious Names and "Doing Business As" Names
SCHEDULE IV    List of Loans
SCHEDULE V     Single Insurer Concentration Limits
SCHEDULE VI    Location of Loan Files

     THIS LOAN FUNDING AND SERVICING AGREEMENT (the "Agreement") is made as of
                                                     ---------
December 28, 1998, among:

     (1) WISCONSIN CIRCLE III FUNDING CORPORATION, a Delaware corporation, as borrower (the "Borrower");
               --------

     (2)  HEALTHCARE FINANCIAL PARTNERS, INC., a Delaware corporation, ("HCFP"),
                                                                         ----
as guarantor (the "Guarantor");
                   ---------

     (3)  HCFP FUNDING, INC., a Delaware corporation, as servicer (the
"Servicer");
 --------

     (4)  HEALTHCARE ANALYSIS CORPORATION, a Delaware corporation, ("HCAC"), as
                                                                     ----
evaluator (the "Evaluator");
                ---------

     (5) the financial institutions listed on the signature pages of this Agreement under the heading "Investors" and their respective successors and assigns (the "Investors");
              ----------

     (6)  VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation ("VFCC");
                                                                         ----

     (7) FIRST UNION CAPITAL MARKETS, a division of WHEAT FIRST SECURITIES, INC. ("FCM"), as deal agent (the "Deal Agent") and as documentation agent (the
       ---                        ----------
"Documentation Agent");
 -------------------

     (8)  FIRST UNION NATIONAL BANK ("First Union"), as liquidity agent (the
                                      -----------
"Liquidity Agent"); and
 ---------------

     (9)  U.S. BANK NATIONAL ASSOCIATION ("US Bank") as custodian (the
                                           -------
"Custodian");
 ---------

     (10) INPUT ONE, LLC, as the backup servicer (the "Backup Servicer").
                                                       ---------------

     IT IS AGREED as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1  CERTAIN DEFINED TERMS.
                  ---------------------

     (a) Certain capital terms used throughout this Agreement are defined above or in this Section 1. 1.

     (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

Adjusted Eurodollar Rate:  On any day, an interest rate per annum equal to the
------------------------
quotient, expressed as a percentage and rounded upwards (if necessary), to the nearest 1/100 of 1%, obtained by dividing (i) the LIBOR Rate on such day by (ii) 100% minus the Eurodollar Reserve Percentage on such day.

Adjusted Insurer Receivables:  On any day, for any Insurer, an amount equal to
----------------------------
the product of (i) the Insurer Receivables for such Insurer on such day and (ii) the applicable Decrementation Factor.

Administration Agreement:  That certain Amended and Restated Administration
-------------------------
Agreement by and between VFCC and FCM, as the same may be amended, supplemented, or otherwise modified from time to time.

Advance:  As defined in Section 2.1(a).
-------

Advances Outstanding:  On any day, the aggregate principal amount of Advances
--------------------
outstanding on such day, after giving effect to all repayments of advances and makings of new Advances on such day.

Adverse Claim:  A lien, security interest, pledge, charge, encumbrance or other
-------------
right or claim of any Person.

Affected Party:  As defined in Section 2.13(a).
--------------

Affiliate:  With respect to a Person means any other Person controlling,
---------
controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

Agent's Account:  A special account (account number 01 41 96 47) in the name of
---------------
the Deal Agent or, so long as VFCC is the sole Lender hereunder, in the name of VFCC, at Bankers Trust Company.

Aggregate Adjusted Insurer Receivables:  On any day, the sum of the Adjusted
--------------------------------------
Insurer Receivables on such day.

Aggregate Blue Cross/Blue Shield Receivables:  On any day, an amount equal to
--------------------------------------------
the product of (i) the Blue Cross/Blue Shield Receivables on such day and (ii) the applicable Decrementation Factor.

Aggregate Insurer Concentration Limit:  With respect to Aggregate Adjusted
-------------------------------------
Insurer Receivables, each of the limitations set forth in Schedule II hereto.

Aggregate Medicaid Receivables:  On any day, an amount equal to the product of
------------------------------
(i) the Medicaid Receivables on such day and (ii) the applicable Decrementation Factor.

Aggregate Medicare Receivables:  On any day, an amount equal to the product of
------------------------------
(i) the Medicare Receivables on such day and (ii) the applicable Decrementation Factor.

Aggregate Outstanding Loan Balance:  On any day, the sum of the Outstanding Loan
----------------------------------
Balances of all Eligible Loans included as part of the Collateral as of such date.

Agreement:  This Loan Funding and Servicing Agreement, dated as of December 28,
---------
1998, as amended, modified, supplemented or restated from time to time.

Amortization Period:  The period beginning on the Termination Date and ending on
-------------------
the Collection Date.

Approval Date:  As defined in Section 5.5.
-------------

Approved Senior Manager: John K. Delaney, Ethan D. Leder, Edward P. Nordberg,
-----------------------
Jr. and any other individual or individuals approved in writing by the Deal Agent from time to time as an Approved Senior Manager.

ARL: Any line of credit arising from the extension of credit by the Originator
---
or one of its subsidiaries in the ordinary course of the Originator's business to an Obligor, secured by the accounts receivable of such Obligor, including, without limitation, all monies due or owing and all Interest Collections, Principal Collections and other amounts received from time to time with respect to such loan receivable and all Proceeds thereof.

Assignment and Acceptance:  An assignment and acceptance entered into by an
-------------------------
Investor and an Eligible Assignee, and accepted by the Deal Agent, in substantially the form of Exhibit D hereto.
                          ---------

Assignment of Mortgage:  As to each Loan that is an STL secured by an interest
----------------------
in real property, one or more assignments, notices of transfer or equivalent instruments, each in recordable form and sufficient under the laws of the relevant jurisdiction to reflect the transfer of the related mortgage, deed of trust, security deed or similar security instrument and all other documents related to such Loan to the Borrower and to grant a perfected, first priority lien thereon by the Borrower in favor the Deal Agent on behalf of the Secured Parties, each such Assignment of Mortgage to be substantially in the form of Exhibit M hereto.

Availability:  On any day, the excess of (I) the amount by which (a) the lesser
------------
of (i) the product of (A) the Borrowing Base and (B) 80% and (ii) the Facility Amount exceeds (b) an amount necessary to cure any Overcollateralization Shortfall over (II) the Advances Outstanding on such day provided, however,
          ----                                           --------
during the Amortization Period, the Availability shall be zero.

Backup Servicer Fee Letter:  The fee letter agreement, dated as of the date
--------------------------
hereof, by and among the Guarantor and the Backup Servicer, as amended, modified, restated or replaced.

Bankruptcy Code: The Federal Bankruptcy Code, as amended from time to time
---------------
(Title 11 of the United States Code).

Base ARL O/C Amount: On any day, an amount equal to the greater of (i) the two
-------------------
(2) largest commitment amounts of all ARLs that are part of the Collateral on such day and (ii) the aggregate Outstanding Loan Balances of the three (3) largest (by principal amount outstanding on such date of determination) ARLs that are part of the Collateral on such day.

Base O/C Amount: On any day, an amount equal to the product of (i) 0.25 and
---------------
(ii) the Aggregate Outstanding Loan Balance of such day.

Base STL O/C Amount:  On any day, an amount equal to the greater of  (i) the
-------------------
three (3) largest commitment amounts of all STLs that are part of the Collateral on such day and (ii) the aggregate Outstanding Loan Balances of the four (4) largest (by principal amount outstanding on such date of determination) STLs that are part of the Collateral on such day.

Base Rate:  On any date, a fluctuating rate of interest per annum equal to the
---------
higher of (a) the Prime Rate or (b) the Federal Funds Rate plus 1.0%.

Benefit Plan:  Any employee benefit plan as defined in Section 3(3) of ERISA in
------------
respect of which the Borrower or any ERISA Affiliate of the Borrower is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

Blue Cross/Blue Shield Entity:  On any day, a Person that is, or is an Affiliate
-----------------------------
of, a Blue Cross and/or Blue Shield Plan and/or a member of the Blue Cross and Blue Shield Association or any successor thereto.

Blue Cross/Blue Shield Receivables:  On any day, any amount owing to any Obligor
----------------------------------
in respect of any medical or healthcare services, the obligor of which is Blue Cross/Blue Shield Entity.

Borrower:  Wisconsin Circle III Funding Corporation, a Delaware corporation.
--------

Borrowing Base:  On any date of determination, an amount equal to the sum of (a)
--------------
the Aggregate Outstanding Loan Balance and (b) the Outstanding Loan Balance of all Eligible Loans to become included as part of the Collateral on such date.

Borrower Notice:  A written notice, in the form of Exhibit A, to be used for
---------------                                    ---------
each borrowing, repayment of each Advance or termination or reduction of the Facility Amount or Prepayments of Advances.

Breakage Costs:  As defined in Section 2.12.
--------------

Business Day:  Any day of the year other than a Saturday or a Sunday on which
------------
(a) banks are not required or authorized to be closed in New York City, Charlotte, North Carolina and Chicago, Illinois, and (b) if the term "Business Day" is used in connection with the Adjusted Eurodollar Rate, means the foregoing only if such day is also a day of year on which dealings in United States dollar deposits are carried on in the London interbank market.

Charged-Off Loan:  Any Loan (i) which is 60 days past due with respect to any
----------------
interest or principal payment; (ii) for which an Insolvency Event has occurred with respect to the related Obligor; or (iii) which is or otherwise should be written off as uncollectible by the Servicer in accordance with the Credit and Collection Policies.

Charged-Off Ratio:  With respect to any Collection Period, the product of (a) 4
-----------------
and (b) the percentage equivalent of a fraction, calculated as of the Determination Date for such Collection Period, (i) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Loans that became Charged-Off Loans during such Collection Period and (ii) the denominator of which is equal to the decimal equivalent of a fraction the numerator of which is equal to the sum of (A) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period and (B) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period and the denominator of which is 2.

Closing Date:  December 28, 1998.
------------

Code:  The Internal Revenue Code of 1986, as amended.
----

Collateral:  All right, title and interest of the Borrower in, to and under any
----------
and all of the following:

          (i) the Transferred Loans, and all monies due or to become due in payment of such Loans on and after the related Transfer Date;

          (ii) any Related Property securing such Loans including all proceeds from any sale or other disposition of such Related Property;

          (iii)  the Loan Documents;

          (iv) the Collection Account, all funds held in such accounts, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Accounts or such funds;

          (v) the Excess Spread Account, all funds held in such account, and all certificates and instruments, if any, from time to time representing or evidencing the Excess Spread Account or such funds;

          (vi) all Collections and all other payments made or to be made in the future with respect to such Loans or by the Obligor thereunder and under any guarantee or similar credit enhancement with respect to such Loans;

          (vii)  all Hedge Collateral; and

          (viii) all income and Proceeds of the foregoing.

Collection Account:  As defined in Section 6.4(d).
------------------

Collection Date:  The date following the Termination Date on which all Advances
---------------
Outstanding have been reduced to zero, the Lenders have received all accrued Interest, fees, and all other amounts owing to them under this Agreement and the Hedge Agreement, the Hedge Counterparties have received all amounts due and owing hereunder and under the Hedge Transactions and each of the Backup Servicer, the Custodian, the Deal Agent and Liquidity Agent have received all amounts due to each of them in connection with this Agreement.

Collection Period:  Each calendar month, except in the case of the first
-----------------
Collection Period, the period beginning on the Closing Date to and including the last day of the calendar month in which the Closing Date occurs.

Collection Ratio:  For any Determination Date, the percentage equivalent of a
----------------
fraction, the numerator of which is the Net Eligible Loans on the first day of the related Collection Period and the denominator of which is equal to the Collections received in the Collection Account during such Collection Period.

Collections:  (a) All cash collections or other cash proceeds of such Loan
-----------
received by the Servicer, Originator or Borrower from or on behalf of any Obligor in payment of any amounts owed in respect of such Loan, including, without limitation, any Interest Collections, any Principal Collections, Deemed Collections, Insurance Proceeds, interest earnings in the

Collection Accounts, and all recoveries on Charged-Off Loans, (b) any other funds received by the Borrower or the Servicer with respect to any Contract or related security therefor, and (c) all payments received pursuant to any Hedging Agreement or Hedge Transaction.

Commercial Paper Notes:  On any day, any short-term promissory notes issued by
----------------------
VFCC with respect to financing any Advance hereunder.

Commitment:  For each Investor, the commitment of such Investor to fund any
----------
Advance to the Borrower in an amount not to exceed the amount set forth opposite such Investor's name on the signature pages of this Agreement, as such amount may be modified in accordance with the terms hereof.

Commitment Termination Date:  December 27, 1999 or such later date to which the
---------------------------
Commitment Termination Date may be extended (if extended) in the sole discretion of each Investor in accordance with the terms of Section 2.2(b).

Concentration Limits:  On any date of determination,
--------------------

     (a) calculated on the basis of Aggregate Outstanding Loan Balance (determined as of such date of determination):

          (i) the sum of the Outstanding Loan Balances of Eligible Loans the Obligors of which are residents of any one state shall not exceed 25% for the first six (6) months following the Closing Date and 20% thereafter;

          (ii) the sum of the Outstanding Loan Balances of the eight (8) largest Eligible Loans will not exceed $40,000,000 until the earlier to occur of (x) the Aggregate Outstanding Loan Balance exceeds $75,000,000 and
     (y) the date that is nine (9) months following the Closing Date and $60,000,000 thereafter;

          (iii) the aggregate of the Outstanding Loan Balances of all Eligible Loans of any one or more Obligors that are Affiliates shall not exceed the Large Loan Limit;

     (b) calculated on the basis of the aggregate of the Outstanding Loan Balances (determined as of such date of determination) of all ARLs and of all STLs, to the extent the primary collateral for such STLs consists of Insurer Receivables, Medicaid Receivables and/or Medicare Receivables:

          (i) the Adjusted Insurer Receivables of any single Insurer and its Affiliates (other than Blue Cross/Blue Shield entities) shall not exceed the applicable Single Insurer Concentration Limit;

          (ii) the Aggregate Adjusted Insurer Receivables of all Insurers and their respective Affiliates (including Blue Cross/Blue Shield Receivables) shall not exceed the applicable Aggregate Insurer Concentration Limit;

          (iii) the Aggregate Blue Cross/Blue Shield Receivables shall not exceed 7.5%;

          (iv)   the Aggregate Medicare Receivables shall not exceed 40%; and

          (v) the portion of the Medicaid Receivables owed by any single State shall not exceed 15%.

Cost of Funds Adjustment:  For any specified period, the positive excess, if any
------------------------
of the CP Rate over the Adjusted Eurodollar Rate, as set forth in a written statement delivered by the Deal Agent to the Borrower and the Servicer.

CP Rate:  For any Interest Accrual Period, the per annum rate equivalent to the
-------
weighted average of the per annum rates paid or payable by VFCC from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of the promissory notes issued by VFCC that are allocated, in whole or in part, by the Deal Agent (on behalf of VFCC) to fund or maintain the Advances Outstanding during such period, as determined by the Deal Agent (on behalf of VFCC) and reported to the Borrower and the Servicer, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Deal Agent (on behalf of VFCC) and (ii) any incremental carrying costs associated with the issuance of such promissory notes maturing on dates other than those dates on which funds are received by VFCC, provided, however, that if any component of
                                  --------  -------
such rate is a discount rate, in calculating the "CP Rate," the Deal Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

Credit and Collection Policy:  The credit, collection, customer relation and
----------------------------
service policies of the Originator and the Servicer as of the date hereof relating to the Loans and related Loan Documents, set forth in Exhibit G, as the
                                                               ---------
same may be amended or modified from time to time in accordance with Sections 5.1(s) and 6.9(e).

Custodian Fee Letter:  The fee letter agreement, dated as of the date hereof, by
--------------------
and among the Guarantor and the Custodian, as amended, modified, restated or replaced.

Deal Agent:  FCM, as Deal Agent hereunder, together with its successors and
----------
assigns.

Decrementation Factor:  On any day, for all Loans that are part of the
---------------------
Collateral, the decrementation factor assigned by the Servicer to such Insurer, as set forth on the most recent the Decrementation Factor Report delivered by the Servicer to the Deal Agent; provided, however, if no Decrementation Factor
                                --------
is set forth on the Decrementation Factor Report, the Decrementation Factor shall be 1. The Decrementation Factor shall be equal to a fraction the numerator of which is the aggregate of the Outstanding Loan Balances (determined as of such date of determination) of all ARLs and of all STLs, to the extent the primary collateral for such STLs consists of Insurer Receivables, Medicaid Receivables and/or Medicare Receivables and the denominator of which is the aggregate dollar amount of all Insurer Receivables, Medicare Receivables and Medicaid Receivables securing all such Loans.

Decrementation Factor Report:  The report delivered by the Servicer to the Deal
----------------------------
Agent from time to time pursuant to Section 6.31.

Deemed Collections:  On any day, an amount equal to the unpaid balance
------------------
(including any accrued interest thereon) of any Loan included as part of the Collateral if on such day (a) the Deal Agent, as agent for the Secured Parties, does not have a valid perfected security interest in such Loan and any Related Property, or (b) a Warranty Event occurred with respect to such Loan.

Delinquency Ratio:  With respect to any Collection Period, the percentage
-----------------
equivalent of a fraction, calculated as of the Determination Date for such Collection Period, (a) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Loans (excluding Charged-Off Loans) included as part of the Collateral as to which any payment or portion thereof is, as of the last day such Collection Period, more than 30 days Delinquent and (b) the denominator of which is equal to the decimal equivalent of a fraction the numerator of which is equal to the sum of (i) the Aggregate Outstanding Loan Balance as of the first day of such Collection Period and (ii) the Aggregate Outstanding Loan Balance as of the last day of such Collection Period and the denominator of which is 2.

Delinquent:  With respect to any Loan and any specified time period, any
----------
payment, or portion thereof, due with respect to such Loan, has not been made by the Obligor of such Loan for the specified time period from the due date of such payment.

Derivatives:  Any exchange-traded or over-the-counter (i) forward, future,
-----------
option, swap, cap, collar, floor, foreign exchange contract, any combination thereof, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depositary instrument, depositary price, depositary index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (ii) any similar transaction, contract, instrument, undertaking or security, or (iii) any transaction, contract, instrument, undertaking or security containing any of the foregoing.

Determination Date:  With respect to any Payment Date, the last day of the
------------------
immediately preceding Collection Period.

Early Amortization Event:  As defined in Section 7.1.
------------------------

Eligible Assignee:  (a) A Person whose short-term rating is at least A-1 from
-----------------
S&P and P-1 from Moody's, or whose obligations under this Agreement are guaranteed by a Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's, or (b) such other Person satisfactory to VFCC, the Deal Agent and each of the Rating Agencies, subject, in each case, to the prior written consent of the Borrower (which consent will not be unreasonably withheld).

Eligible Loan:  On any date of determination, each Loan (a) for which the Loan
-------------
Documents are in the possession of the Custodian and, if such date of determination is on or before a Funding Date, the Deal Agent has received a trust receipt in the form of Exhibit J hereto in respect of such Loans and Loan Documents or, if such date of determination is after a Funding Date, the Deal Agent has received a trust receipt in the form of Exhibit K hereto in respect of such Loans and Loan Documents, (b) which is a Transferred Loan and identified on the List of Loans delivered by the Borrower to the Custodian as part of a Funding Request, and (c) which satisfies each of the following requirements:

          (i) the Loan is evidenced by a promissory note which has been duly authorized and which, together with the related Loan Documents, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Loan to pay the stated amount of the Loan and interest thereon, and the related Loan Documents are enforceable against such Obligor in accordance with their respective terms;

          (ii) the Loan was originated in accordance with the terms of the Credit and Collection Policy and arose in the ordinary course of the Originator's business;

          (iii) the Loan is not a Charged-Off Loan or a Loan, no payment or portion thereof is more than 10 days Delinquent and the Obligor of such Loan has never been more than 30 days Delinquent;

          (iv) unless such Loan is an STL secured by an interest in real property, the Loan, together with the Loan Documents related thereto, is a "general intangible", an "instrument", an "account", or "chattel paper" within the meaning of the UCC of all jurisdictions which govern the perfection of the security interest granted therein;

          (v) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making of such Loan have been duly obtained, effected or given and are in full force and effect;

          (vi) the Loan is denominated and payable only in United States Dollars in the United States;

          (vii)  the Loan bears interest, which is due and payable monthly;

          (viii) the Loan, together with the Loan Documents related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Loan Documents related thereto is in material violation of any such law, rule or regulation in any respect;

          (ix) the Loan, together with the related Loan Documents, is fully assignable and, if such Loan is an STL secured by an interest in real property, an Assignment of Mortgage has been delivered to the Custodian;

          (x) the Loan was documented and closed in accordance with the Originator's policies and procedures, including the relevant opinions and assignments, and, with respect to each Loan evidenced by a promissory note, there is only one current original promissory note with respect to such Loan, which promissory note has been delivered to the Custodian and duly endorsed in blank by the Originator;

          (xi) except for Permitted Liens, the Loan and the Borrower's interest in all Related Property are free of any Liens; and all filings and other actions required to perfect the security interest of the Deal Agent as agent for the Secured Parties in the Collateral have been made or taken;

          (xii) the Loan has an original term to maturity of no more than 36 months in the case of ARLs and no more than 120 months in the case of STLs, and the principal amount thereof is fully amortizing in equal installments over such term (provided that if such Loan is an STL, principal may be due on maturity in full);

          (xiii) no right of recission, set off, counterclaim, defense or other material dispute exists or has been asserted with respect to such Loan, other than routine adjustments (which have not been material either individually or in the aggregate) related to the settlement of healthcare receivables in general, which adjustments have been accounted for in the related Liquidity Factor;

          (xiv) the Loan was originated under the existing Loan Documents related thereto, which Loan Documents have not been modified in any respect and the maturity date of such Loan or any payment due thereunder has not been extended;

          (xv) any Related Property with respect to such Loan is insured for in accordance with the Credit and Collection Policies;

          (xvi) if such Loan is an STL, such Loan is (x) not subordinated to any other obligation of the Obligor thereof, (y) not a "mezzanine" loan and
     (z) cross-collateralized to one or more ARLs;

          (xvii) the outstanding principal amount of such Loan does not exceed the amount of the commitment of the Originator to the Obligor in respect of such Loan and no portion of the outstanding principal amount of such Loan represents an advance made to the Obligor thereof in respect of any amount due to such Obligor from an individual;

          (xviii) the Loan was underwritten and credit approved by HCFP in accordance with the Credit and Collection Policy and HCAC has completed to its sole satisfaction a due diligence audit and collateral assessment; and,

          (xix)   the Obligor with respect to such Loan is an Eligible Obligor.

Eligible Obligor:  On any day, any Obligor which satisfies each of the following
----------------
requirements a all times:

          (i) such Obligor's primary business is to provide healthcare services to individuals or to other healthcare providers;

          (ii) such Obligor is a legal operating entity, duly organized and validly existing under the laws of its jurisdiction of organization;

          (iii) such Obligor is not the subject of any Insolvency Event, and, as of the Funding Date on which the Loan became a part of the Collateral, such Obligor is not in financial distress and has not experienced a material adverse change in its condition, financial or otherwise;

          (iv)    such Obligor is not an Affiliate of any of the parties hereto;

          (v) such Obligor's principal office and all Related Property are located in the United States;

          (vi)    such Obligor is a Grade 4 Obligor or Better;

          (vii) no other Loan of such Obligor is Delinquent for more than thirty (30) days;

          (viii)  such Obligor is not a Governmental Authority; and

          (ix) such Obligor is in compliance with all material terms and conditions of its Loan Documents.

ERISA:  The U.S. Employee Retirement Income Security Act of 1974, as amended
-----
from time to time, and the regulations promulgated and rulings issued thereunder.

ERISA Affiliate:  (a) Any corporation which is a member of the same controlled
---------------
group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower; (b) A trade or business (whether or not incorporated) under common control (within the meaning of Section

414(c) of the Code) with the Borrower or (c) A member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (a) above or any trade or business described in clause (b) above.

Evaluation Policy:   The obligor and collateral evaluation policies of the
-----------------
Evaluator as of the date hereof, set forth in Exhibit I, as the same may be
                                              ---------
amended or modified from time to time in accordance with Section 6.30.

Evaluator:  HCAC.
---------

Eurodollar Disruption Event: With respect to any Advance as to which Interest
---------------------------
accrues or is to accrue at a rate based upon the Adjusted Eurodollar Rate, any of the following: (a) a determination by a Lender that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to make, fund or maintain any Advance; (b) the inability of any Lender to obtain timely information for purposes of determining the Adjusted Eurodollar Rate; (c) a determination by a Lender that the rate at which deposits of United States dollars are being offered to such Lender in the London interbank market does not accurately reflect the cost to such Lender of making, funding or maintaining any Advance; or (d) the inability of a Lender to obtain United States dollars in the London interbank market to make, fund or maintain any Advance.

Eurodollar Reserve Percentage:  On any day, the then applicable percentage
-----------------------------
(expressed as a decimal) prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other then applicable regulation of the Board of Governors (or any successor) that prescribes reserve requirements applicable to "Eurocurrency Liabilities" as presently defined in Regulation D.

Excess Spread Account:  As defined in Section 6.4(e).
---------------------

Facility Amount:  At any time, $150,000,000; provided, however, on and after the
---------------
Termination Date, the Facility Amount shall be zero.

Facility Fee:  For any Collection Period, the fee payable by the Borrower to the
------------
Deal Agent, on behalf of VFCC, in an amount equal to the sum of the products, for each day during such Collection Period, of (i) the Facility Fee Rate, (ii) the Facility Amount on such day minus Advances Outstanding on such day and (iii) the quotient of (a) 1 and (b) 360.

Facility Fee Rate:  As defined in the Fee Letter.
-----------------

Facility Termination Date:  December 28, 2001 or such later date as may be
-------------------------
agreed to in writing by each Lender.

Federal Funds Rate: For any period, a fluctuating interest rate per annum equal
-------------------
for each day during such period to the weighted average of the federal funds rates as quoted by First Union and confirmed in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by First Union (or, if such day is not a Business Day, for the preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of First Union, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 A.M. Charlotte, North Carolina time.

Fee Letter: The letter, dated as of the Closing Date, among the Borrower, the
-----------
Servicer, the Deal Agent and First Union setting forth, among other things, the Program Margin, and the Facility Fee Rate, as amended, modified, restated or replaced from time to time.

First Union:  First Union National Bank, in its individual capacity, and its
------------
successors or assigns.

Funding Date:  Any day on which an Advance is made.
------------

Funding Request:  A Borrower Notice requesting an Advance and including the
---------------
items required by Section 2.2.

GAAP:  Generally accepted accounting principles as in effect from time to time
----
in the United States.

Governmental Authority:  Any nation or government, any state or other political
----------------------
subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

Grade 4 Obligor or Better:  As of any date of determination, an Obligor that is,
-------------------------
in accordance with the Credit and Collection Policies, classified as "Grade 4" or better.

H.15:  As defined in Section 5.3.
----

HCAC:  HealthCare Analysis Corporation.
----

Hedge Breakage Costs:  For any Hedge Transaction, any amount payable by the
--------------------
Borrower for the early termination of that Hedge Transaction or any portion thereof.

Hedge Collateral:  All now existing and hereafter acquired Hedging Agreements,
----------------
Hedge Transactions, and all present and future amounts payable by all Hedge Counterparties to the Borrower under or in connection with such Hedging Agreements and Hedge Transactions with such Hedge Counterparties.

Hedge Counterparty:  Any entity which (a) on the date of entering into any Hedge
------------------
Transaction (i) is an interest rate swap dealer that is either a Lender or an Affiliate of a Lender, or has been approved in writing by the Deal Agent (which approval shall not be unreasonably withheld), and (ii) has a long-term unsecured debt rating of not less than "A" by S&P and not less than "A-2" by Moody's ("Long-term Rating Requirement") and a
                                            ----------------------------
short-term unsecured debt rating of not less than "A-1" by S&P and not less than "P-1" by Moody's ("Short-term Rating Requirement"), and (b) in a Hedging
                   -----------------------------
Agreement (i) consents to the assignment of the Borrower's rights under the Hedging Agreement to the Deal Agent pursuant to Section 5.2(b) and (ii) agrees that in the event that Moody's or S&P reduces its long-term unsecured debt rating below the Long-term Rating Requirement, or reduces its short-term unsecured debt rating below the Short-term Rating Requirement, it shall transfer its rights and obligations under each Hedging Transaction to another entity that meets the requirements of clause (a) and (b) hereof and has entered into a Hedging Agreement with the Borrower on or prior to the date of such transfer.

Hedge Level:  On any Funding Date, 75%, provided, however, if on such Funding
-----------                             --------
Date the Portfolio Yield does not exceed the Minimum Portfolio Yield, the Hedge Level will be 100%.

Hedge Notional Amount:  The aggregate notional amount in effect on any day under
---------------------
all Hedge Transactions entered into pursuant to Section 5.2(a) for an Advance.

Hedge Requirements:  The Hedge Level and each of the requirements of Section
------------------
5.2.

Hedge Transaction:  Each interest rate swap transaction between the Borrower and
-----------------
a Hedge Counterparty which is entered into pursuant to Section 5.2(a) and is governed by a Hedging Agreement.

Hedging Agreement:  Each agreement between the Borrower and a Hedge Counterparty
-----------------
which governs one or more Hedge Transactions entered into pursuant to Section 5.2, which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto substantially in the form of Exhibit H hereto or such other form as the Deal Agent shall approve in writing, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

Increased Costs:  Any amounts required to be paid by the Borrower to an Affected
---------------
Party pursuant to Section 2.13.

Indebtedness:  With respect to any Person at any date, (a) all indebtedness of
------------
such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (e) all indebtedness, obligations or liabilities of that Person in respect of Derivatives.

Indemnified Amounts:  As defined in Section 8.1.
-------------------

Indemnified Party:  As defined in Section 8.1.
-----------------

Insolvency Event:  With respect to a specified Person, (a) the filing of a
----------------
decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

Insolvency Laws:  The Bankruptcy Code and all other applicable liquidation,
---------------
conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

Insurance Policy:  With respect to any Loan included in the Collateral, an
----------------
insurance policy covering physical damage to or loss to any assets or Related Property of the Obligor securing such Loan.

Insurance Proceeds:  Any amounts payable or any payments made, to the Servicer
------------------
under any Insurance Policy.

Insurer:  Any Person that is a Blue Cross/Blue Shield Entity, private medical or
-------
health insurance provider or company, health maintenance organization, health insurance plan, preferred provider organization, point of service program or similar Person obligated to pay a portion or all of the healthcare costs or expenses incurred by an individual, other than any such Person that is, or is administered by, a Governmental Authority.

Insurer Receivables:  On any day, with respect to any obligor of any receivable
-------------------
securing any Loan, which obligor is an Insurer, the aggregate of the amounts owed by such obligor to all Obligors under all Loans that are part of the Collateral on such day.

Interest:  For each Interest Accrual Period and each Advance outstanding during
--------
such Interest Accrual Period, the product of:

               IR x P x AD/360

     where

               IR  =  the Interest Rate applicable to such Advance;

               P   =  the principal amount of such Advance on the first day of such Interest Accrual Period, or if such Advance was first made during such Interest Accrual Period, the principal amount of such Advance on the day such Advance is made;
                      and

               AD  =  the actual number of days comprising such Interest Accrual
                      Period, or if such Advance was first made during such Interest Accrual Period, the actual number of days beginning on the day such Advance was first made through the end of such Interest Accrual Period.

provided, however, that (i) no provision of this Agreement shall require or
--------  -------
permit the collection of Interest in excess of the maximum permitted by applicable law and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

Interest Accrual Period:  For any Payment Date, the period from and including
-----------------------
the fifth day of the calendar month preceding the month in which such Payment Date occurs through and including the fourth day of the calendar month in which such Payment Date occurs; or with respect to the initial Interest Accrual Period, the period from and including the Closing Date through and including the fourth day of the calendar month in which the first Payment Date occurs.

Interest Collection Account:  The subaccount of the Collection Account into
---------------------------
which all Interest Collections are deposited by the Servicer in accordance with
Section 2.10.

Interest Collections:  Any and all amounts received in respect of any interest,
--------------------
fees (including, without limitation, collateral management fees, commitment fees, unused line fees and termination fees) or other similar charges on a Loan from or on behalf of any Obligors that are deposited into the Collection Account, or received by the Servicer, Originator, or Borrower in respect of Loans, in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment (net of any payment owed by the Borrower to, and including any receipts from, any Hedge Counterparties) and, solely for the purpose of calculation of the Portfolio Rate, any and all amounts accrued in respect of any fees (but only to the extent such fees were not received during such Collection Period) owed by any Obligor in respect of any Eligible Loan.

Interest Rate:  On any day during any Interest Accrual Period, a rate equal to
-------------
the Adjusted Eurodollar Rate for such Interest Accrual Period plus the Cost of
                                                              ----
Funds Adjustment (if any); provided, however, that the Interest Rate shall be
                           --------  -------
the Base Rate if the relevant Lender shall have notified the Deal Agent that a Eurodollar Disruption Event has occurred.

Investment:  With respect to any Person, any direct or indirect loan, advance or
----------
investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of assets pursuant to the Purchase Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

Investor Advances:  On any day, all outstanding Advances made by any of the
-----------------
Investors hereunder.

Issuer:  VFCC and any other Lender whose principal business consists primarily
------
of issuing commercial paper notes or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar collateral.

Jurisdiction:  The States of Delaware and Maryland.
------------

Large Loan Limit:  Shall mean $20,000,000.
----------------

Lenders:  Collectively, VFCC, First Union, and the Investors and any other
-------
Person that agrees, pursuant to the pertinent Assignment and Acceptance, to fund Advances pursuant to this Agreement.

LIBOR Business Day:  Any day of the year other than a Saturday, Sunday or any
------------------
day on which banking institutions in New York, New York, Charlotte, North Carolina, or in the City of London, England generally are required or authorized to be closed.

LIBOR Rate:  For any Interest Accrual Period, an interest rate per annum equal
----------
to:

             (i) the posted rate for 30-day deposits in United States Dollars appearing on Telerate page 3750 as of 11:00 a.m. (London time) on the first day of such Interest Accrual Period or, if such day is not a LIBOR Business Day, the posted rate that appeared on the immediately preceding LIBOR Business Day; or

             (ii) if no such rate appears on Telerate page 3750 at such time and day, then the LIBOR Rate shall be the rate for 30-day deposits in United States Dollars appearing on page US0001M [Index] HP on a Bloomberg(R) terminal as of 11:00 a.m. (London time) on such day or, if such day is not a LIBOR Business Day, the posted rate that appeared on the immediately preceding LIBOR Business Day; or

             (iii) if no such rate appears on page US0001M [Index] HP on a Bloomberg(R) terminal at such time and day, then the LIBOR Rate shall be determined by First Union at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which 30-day deposits in United States Dollars are being, have been, or would be offered or quoted by First Union to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. (Charlotte, North Carolina) on such day.

Lien:  With respect to any Collateral, (a) any mortgage, lien, pledge, charge
----
security interest or encumbrance of any kind in respect of such Collateral or
(b) the interest of a vendor or lessor under any conditional sale agreement, financing Loan or other title retention agreement relating to such Collateral.

Liquidity Bank:  Each liquidity bank that is a party to the Liquidity Purchase
--------------
Agreement.

Liquidity Factor:  For any Loan and any Obligor, the percentage determined for
----------------
such Loan and/or Obligor by the Evaluator in accordance with the Credit and Collection Policy and set forth in the List of Loans, reflecting the Evaluator's good faith assessment of the actual liquidity of such Obligor's receivables.

Liquidity Purchase Agreement:  The Liquidity Purchase Agreement, dated as of
----------------------------
December 28, 1998, among VFCC, the Deal Agent, the Liquidity Agent, and First Union, as an investor, and each other liquidity bank a party thereto.

List of Loans:  On any day the list of Loans included in the Collateral, as set
-------------
forth in Schedule IV hereto, as the same may be changed from time to time in accordance the provisions hereof.

Loan:  An ARL or an STL.
----

Loan Advance Rate:  With respect to any Loan, the advance rate applicable under
-----------------
the related Loan Documents.

Loan Documents:  With respect to any Loan, the related promissory note and any
--------------
related loan agreement, security agreement, mortgage, assignment of Loans, all guarantees and UCC financing statements and continuation statements (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor's behalf in respect of such Loan and related promissory note, including, without limitation, general or limited guaranties and, for each STL, an Assignment of Mortgage and, for all Loans with a note, an assignment (which may be by allonge), in blank, signed by an officer of the Originator.

Loan File:  With respect to any Loan, each of the Loan Documents related
---------
thereto.

Medicaid Receivables:  On any day, the aggregate dollar amount owed to all
--------------------
Obligors in respect of any medical or healthcare services provided under any Medicaid program established in accordance with the provisions of Title XIX of the Social Security Act, and the rules and regulations thereunder, to the extent such amounts secure the related Loans made to such Obligor and provided that such Loans are, or will become, a part of the Collateral on such day.

Medicare Receivables:  On any day, the aggregate dollar amount owed to all
--------------------
Obligors in respect of any medical or healthcare services provided under any Medicare program established in accordance with the provisions of Title XVIII of the Social Security Act, and the rules and regulations thereunder, to the extent such amounts secure the related Loans made to such Obligor and provided that such Loans are, or will become, a part of the Collateral on such day.

Minimum Overcollateralization:  On any day, the greatest of (a) the Base O/C
-----------------------------
Amount, (b) Base ARL O/C Amount, (c) the Base STL Amount and (d) an amount equal to two (2) times the largest commitment under any Loan that is part of the
           -----
Collateral to any Obligor (such commitment to be calculated to include all commitments under all Loans that are part of the Collateral to Obligors that are Affiliates of such Obligor).

Minimum Portfolio Yield:  4.5%
-----------------------

Monthly Report:  As defined in Section 6.14(a).
--------------

Moody's:  Moody's Investors Service, Inc., and any successor thereto.
-------

Multiemployer Plan:  A "multiemployer plan" as defined in Section 4001(a)(3) of
------------------
ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

Net Eligible Loans:  On any Determination Date, the  aggregate Outstanding Loan
------------------
Balance of all Eligible Loans (after applying all applicable Liquidity Factors, Loan Advance Rates and net of all amounts in excess of all applicable Concentration Limits) except to the extent the Servicer determines the same to not be collectible as of the first day of the related Collection Period.

Notes:  As defined in Section 2.4(a).
-----

Obligations:  All loans, advances, debts, liabilities and obligations, for
-----------
monetary amounts owing by the Borrower to the Lenders, the Deal Agent, the Liquidity Agent, or any of their assigns, as the case may be, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, arising under or in respect of any of the Loan Documents or any Hedge Agreement, as amended or supplemented from time to time, whether or not evidenced by any separate note, agreement or other instrument. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement against the Borrower of any action under the Bankruptcy Code), Breakage Costs, Hedge Breakage Costs, fees, including, without limitation, any and all arrangement fees, loan fees, Facility Fees, and any and all other fees, expenses, costs or other sums (including attorney costs) chargeable to the Borrower under any of the Transaction Documents.

Obligor:  A Person obligated to make payments pursuant to a Loan including any
-------
guarantor thereof.

Officer's Certificate:  A certificate signed by any officer of the Borrower or
---------------------
the Servicer, as the case may be, and delivered to the Deal Agent.

Opinion of Counsel:  With respect to any Specified Person, a written opinion of
------------------
counsel, who is reasonably acceptable to the Deal Agent.

Originator:  HCFP.
----------

Outstanding Loan Balance:  With respect to any Loan, the then outstanding
-------------------------
principal balance thereof, minus the portion of the outstanding principal
                           -----
balance that exceeds the Permitted Advance Amount.

Overcollateralization Amount:  On any day, (a) the sum of (i) the Aggregate
----------------------------
Outstanding Loan Balance as of such date, (ii) the amount on deposit in the Excess Spread Account on such day and (iii) all Principal Collections on deposit in Principal Collection Account on such day minus (b) the Overcollateralization
                                            -----
Calculation Amount on such day.

Overcollateralization Calculation Amount:  On any day, the Outstanding Advances
----------------------------------------
on such day, plus an amount of interest thereon, calculated at the applicable
             ----
Interest Rate, accrued through such date and to accrue through the end of the then current Interest Accrual Period.

Overcollateralization Excess:  On any day, the positive excess, if any, of (a)
----------------------------
Overcollateralization Amount on such day over (b) the Minimum
Overcollateralization on such day.

Overcollateralization Shortfall:  On any day, the positive excess, if any, of
-------------------------------
(a) Minimum Overcollateralization on such day over (b) the Overcollateralization Amount on such day.

Payment Date:  The tenth (10/th/) day of each calendar month or, if such day is
------------
not a Business Day, the next succeeding Business Day.

Permitted Advance Amount:  For any Loan, an amount not to exceed the product of
------------------------
(a) 80%, (b) the related Liquidity Factor and (c) the aggregate amount of eligible collateral securing such Loan.

Permitted Investments:  Any one or more of the following types of investments:
---------------------

     (a) marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States and which have a maturity of not more than 270 days from the date of acquisition;

     (b) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States and which have a maturity of not more than 270 days from the date of acquisition;

     (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term obligations of which are rated A-1 by S&P and P-1 by Moody's;

     (d) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (a), (b) and (c) above entered into with any bank of the type described in clause (c) above;

     (e)  commercial paper rated at least A-1 by S&P and P-1 by Moody's;

     (f) money market funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, of not less than Aaa by Moody's and AAAm by S&P; and,

     (g) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however that at the time such investment, or the
             --------  -------
commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least A-1 by S&P and P-1 by Moody's.

Permitted Liens:  Liens in favor of the Deal Agent as agent for the Secured
---------------
Parties created pursuant to this Agreement.

Person:  An individual, partnership, corporation (including a business trust),
------
limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

Portfolio Rate:  On any day, with respect to any Collection Period, the
--------------
annualized percentage equivalent of a fraction, the numerator of which is equal to all Interest Collections deposited in the Collection Account for such Collection Period, and the denominator of which is equal to the Advances Outstanding on the last day of such Collection Period.

Portfolio Requirements:  As defined in Section 2.8.
----------------------

Portfolio Yield:  On any day, the excess, if any, of (a) the Portfolio Rate on
---------------
such day over (b) the Interest Rate on such day.

Prime Rate:  The rate announced by First Union from time to time as its prime
----------
rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by First Union in connection with extensions of credit to debtors.

Principal Collection Account:  The subaccount of the Collection Account into
----------------------------
which Principal Collections will be deposited in accordance with Section 2.10.

Principal Collections:  Any and all amounts received in respect of any principal
---------------------
due and payable under any Loan from or on behalf of Obligors that are deposited into the Principal Collection Account, or received by the Servicer, Originator, or Borrower in respect of Loans, in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment.

Proceeds:  With respect to any Collateral, whatever is receivable or received
--------
when such Collateral is sold, collected, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral.

Program Fee:  For each Interest Accrual Period and each Advance outstanding
-----------
during such Interest Accrual Period, the product of:

          PFR x P x AD/360

     where

          PFR   =   1.20% per annum;

          P     =   the principal amount of such Advance on the first day of
                    such Interest Accrual Period, or if such Advance was first made during such Interest Accrual Period, the principal amount of such Advance on the day such Advance is made; and

          AD    =   the actual number of days comprising such Interest Accrual
                    Period, or if such Advance was first made during such Interest Accrual Period, the actual number of days beginning on the day such Advance was first made through the end of such Interest Accrual Period.

Pro-Rata Share:  With respect to any Investor on any day, the percentage
--------------
equivalent of a fraction the numerator of which is such Investor's Commitment and the denominator of which is the Facility Amount.

Purchase Agreement:  The Purchase and Sale Agreement dated as of the date
------------------
hereof, between the Originator and the Borrower, as amended, modified, supplemented or restated from time to time.

Qualified Institution:  As defined in Section 6.4(d).
---------------------

Rating Agency:  Each of S&P, Moody's and any other rating agency that has been
-------------
requested to issue a rating with respect to the commercial paper notes issued by the Issuer.

Records:  With respect to any Loans, all documents, books, records and other
-------
information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to any item of Collateral and the related Obligors, other than the Loan Documents.

Register:  As defined in Section 10.1(c).
--------

Related Property:  With respect to a Loan, any property or other assets of the
----------------
Obligor thereunder securing the repayment of such Loan.

Reporting Date:  The date which is two Business Days prior to any Payment Date.
--------------

Required Investors:  At a particular time, Investors with Commitments in excess
------------------
of 66 2/3 % of the Facility Amount.

Required Notional Amount:  On any Funding Date, the product of (i) the Hedge
------------------------
Level and (ii) the Outstanding Advances determined as of such Funding Date after giving effect to all Advances to be made on such Funding Date.

Required Reports:  Collectively, the Monthly Report, the Servicer's Certificate
----------------
and the quarterly financial statement of the Servicer required to be delivered to the Deal Agent pursuant to Section 6.14 hereof.

Requirements of Law:  For any Person shall mean the certificate of incorporation
-------------------
or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulations B, U, T, X and Z of the Board of Governors of the Federal Reserve System).

Responsible Officer:  As to any Person, any officer of such Person with direct
-------------------
responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

Revolving Period:  The period commencing on the Closing Date and ending on day
----------------
immediately preceding the Termination Date.

Rolling Three-Month Charged-Off Ratio:  For any day, beginning after the end of
-------------------------------------
the third Collection Period following the Closing Date, the percentage equivalent of a fraction the numerator of which is equal to the sum of the three
(3) most recent Charged-Off Ratios and the denominator of which is equal to three (3). For any day from the end of the first Collection Period following the Closing Date through the end of the second Collection Period following the Closing Date, the Rolling Three-Month Charged-Off Ratio shall be equal to Charged-Off Ratio calculated for the first Collection Period following the Closing Date and for any day from the end of the second Collection Period following the Closing Date through the end of the third Collection Period following the Closing Date, the Rolling Three-Month Charged-Off Ratio shall be equal to the percentage equivalent of a fraction the numerator of which is equal to the sum of the Charged-Off Ratios for the first two Collection Periods following the Closing Date and the denominator of which is equal to two (2).

Rolling Three-Month Delinquency Ratio:  For any day after the end of the third
-------------------------------------
Collection Period following the Closing date, the percentage equivalent of a fraction the numerator of which is equal to the sum of the three (3) most recent Delinquency Ratios and the denominator of which is equal to three (3). For any day from the end of the first Collection Period following the

Closing Date through the end of the second Collection Period following the Closing Date, the Rolling Three-Month Delinquency Ratio shall be equal to Delinquency Ratio calculated for the first Collection Period following the Closing Date; and, for any day from the end of the second Collection Period following the Closing Date through the end of the third Collection Period following the Closing Date, the Rolling Three-Month Delinquency Ratio shall be equal to the percentage equivalent of a fraction the numerator of which is equal to the sum of the Delinquency Ratios for the first two Collection Periods following the Closing Date and the denominator of which is equal to two (2).

S&P:  Standard & Poor's Ratings Services, a division of The McGraw-Hill
---
Companies, Inc. and any successor thereto.

Scheduled Payment:  On any Determination Date with respect to any Loan, each
-----------------
monthly payment (whether principal, interest or principal and interest) scheduled to be made by the Obligor thereof after such Determination Date under the terms of such Loan.

Secured Party:  (i) Each Lender and (ii) each Hedge Counterparty that is either
-------------
a Lender or an Affiliate of a Lender if that Affiliate executes a counterpart of this Agreement agreeing to be bound by the terms of this Agreement applicable to a Secured Party.

Servicer:  HCFP and its permitted successors and assigns.
--------

Servicer Advance:  An advance of Scheduled Payments made by the Servicer
-----------------
pursuant to Section 6.5.

Servicer Termination Event:  As defined in Section 6.25.
--------------------------

Servicer's Certificate:  As defined in Section 6.14(b).
----------------------

Servicing Duties:  As defined in Article VI.
----------------

Servicing Fee: For each Payment Date, an amount equal to the sum of the
-------------
products, for each day during the related Collection Period, of (i) the Advances Outstanding on such day, (ii) the Servicing Fee Rate and (iii) a fraction, the numerator of which is 1 and the denominator of which is 360.

Servicing Fee Rate:  A rate equal to 1.0% per annum.
------------------

Servicing Records:  All documents, books, records and other information
-----------------
(including, without limitation, computer programs, tapes, disks, data processing software and related property rights) prepared and maintained by the Servicer with respect to the Loans and the related Obligors.

Single Insurer Concentration Limit:  With respect to all Insurer Receivables of
----------------------------------
any Insurer and its Affiliates, each of the limitations set forth in Schedule V hereto.

Solvent:  As to any Person at any time, having a state of affairs such that all
-------
of the following conditions are met: (a) the fair value of the property owned by such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair salable value of the property owned by such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

STL:  Any closed end term loan arising from the extension of credit by the
---
Originator or one of its subsidiaries in the ordinary course of the Originator's business to an Obligor, secured by substantially all of the assets of such Obligor (including, without limitation, accounts receivable, inventory, machinery, equipment and real property of such Obligor), including, without limitation, all monies due or owing and all Interest Collections, Principal Collections and other amounts received from time to time with respect to such loan receivable and all Proceeds

Structuring Fee:  The structuring fee agreed to between the Borrower and the
---------------
Deal Agent in the Fee Letter.

Successor Servicer:  As defined in Section 6.26(a).
------------------

Tangible Net Worth:  On any day, the amount (after giving effect to any
------------------
provision to purchase up to $35 million of common stock) of stockholder equity (determined in accordance with GAAP) on a consolidated basis (less Intangible Assets). "Intangible Assets" means, with respect to any specified Person, all of such Person's assets that would be classified as intangible assets under GAAP consistently applied, including, without limitation, goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), patents, trade names, copyrights, franchises, and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs, and research and development costs).

Taxes:  Any present or future taxes, levies, imposts, duties, charges,
-----
assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Government Authority.

Termination Date:  The earliest to occur of (a) the date of the occurrence of an
----------------
Early Amortization Event pursuant to Section 7.1, (b) the date that the Liquidity Purchase Agreement shall cease to be in full force and effect, (c) the Commitment Termination Date and (d) Facility Termination Date.

Termination Notice:  As defined in Section 6.25.
------------------

Transaction:  As defined in Section 3.2.
-----------

Transaction Documents:  This Agreement, the Purchase Agreement, the Liquidity
---------------------
Purchase Agreement all Hedge Agreements, and any other document, certificate, opinion, agreement or writing the execution of which is necessary or incidental to carrying out the transactions contemplated by this Agreement or any of the other foregoing documents.

Transfer Date:  As defined in the Purchase Agreement.
-------------

Transferred Loans:  Each Loan that is acquired by the Borrower under the
-----------------
Purchase Agreement.

UCC:  The Uniform Commercial Code as from time to time in effect in the
---
specified jurisdiction.

United States:  The United States of America.
-------------

Unreimbursed Servicer Advances:  At any time, the amount of all previous
------------------------------
Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Section 2.7(a)(iii) and which the Servicer has determined in its sole discretion will not be recoverable from Collections with respect to the related Loan.

VFCC Advances:  On any day, all outstanding Advances made by VFCC hereunder.
-------------

Warranty Event:  Occurs as to any Loan included as part of the Collateral if any
--------------
representation or warranty relating to such Loan is not true and correct when made and such breach could have a material adverse effect upon the value of such Loan or on the Secured Parties or their interests hereunder and such breach is not cured within the relevant cure period.

     SECTION 1.2    OTHER TERMS.
                    -----------

     All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such
Article 9.

     SECTION 1.3    COMPUTATION OF TIME PERIODS.
                    ---------------------------

     Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                  ARTICLE II

                                   ADVANCES

     SECTION 2.1    ADVANCES.
                    --------

     (a) On the terms and conditions hereinafter set forth, the Borrower may, at its option, from time to time on any Business Day during the Revolving Period request that the Lenders make advances (each, an "Advance") to it on a Business
                                                  -------
Day, each such requested Advance to be in an amount which, at any time, shall not exceed the Availability in effect on the related Funding Date. Following receipt by the Deal Agent of a Funding Request, the Deal Agent shall first decide whether the Advance will be made by VFCC or by the Investors. If the Deal Agent decides that VFCC will make the Advance, it shall ask VFCC to make the Advance and VFCC may, in its sole discretion, agree or decline to make the Advance. The Deal Agent shall promptly notify the Liquidity Agent and the Investors in writing of any declination by VFCC to make an Advance. If VFCC declines to make an Advance, then the Investors shall fund such Advance. Under no circumstances shall any Investor make any Advance on any Funding Date in excess of the lesser of (i) such Investor's Pro-Rata Share of the portion of the Advance not funded by VFCC, and (ii) the amount by which such Investor's Commitment exceeds the aggregate outstanding principal amount of Advances made by such Investor prior to such Funding Date.

     (b) The Borrower may, within 105 days, but no later than 45 days, prior to the then Commitment Termination Date, by written notice to the Deal Agent, make written requests for VFCC and the Investors to extend the Commitment Termination Date for additional periods of 364 days. The Deal Agent will give prompt notice to VFCC and each of the Investors of its receipt of such request for extension of the Commitment Termination Date. VFCC and each Investor shall make a determination, in their sole discretion and after a full credit review, within thirty (30) days following receipt of any written request to extend the Commitment Termination Date that is delivered in accordance with this Section 2.1(b) as to whether or not they will agree to extend the Commitment Termination Date; provided, however, that the failure of VFCC or any Investor to make a
      --------  -------
timely response to the Borrower's request for extension of the Commitment Termination Date shall be deemed to constitute a refusal by VFCC or the Investor, as the case may be, to extend the Commitment Termination Date. The Commitment Termination Date shall only be extended upon the consent of (i) VFCC and (ii) 100% of the Investors.

     SECTION 2.2    PROCEDURES FOR ADVANCES.
                    -----------------------

     (a) In the case of the making of any Advance, the repayment of any Advance, or any termination, increase or reduction of the Facility Amount and prepayments of Advances, the Borrower shall give the Deal Agent a Borrower Notice. Each Borrower Notice shall specify the amount (subject to Section 2.1 hereof) of Advances to be borrowed or repaid and the Funding Date or repayment date (which, in all cases, shall be a Business Day).

     (b) Subject to the conditions described in Section 2.1, the Borrower may request an Advance from the Lenders by delivering to the Deal Agent at certain times the information and documents set forth in this Section 2.2.

     (c) No later than 4:00 p.m. (New York City time) two (2) Business Days prior to the proposed Funding Date, the Borrower shall notify the Deal Agent by delivery to the Deal Agent of a complete and accurate Funding Request, including the proposed Funding Date, a calculation of the Borrowing Base as of the date the Advance is requested and an updated List of Loans including each Loan that is the subject of the proposed Advance. If a Funding Request is delivered after 10:00 a.m. (New York City time) three (3) Business Days prior to the proposed Funding Date, such Funding Notice shall be deemed to be received prior to 10:00 a.m. (New York City time) on the next succeeding Business Day and the proposed Funding Date shall be deemed to the third Business Day following such deemed receipt.

     (d) Each Funding Request shall specify the aggregate amount of the requested Advance, which shall be in an amount equal to $1,000,000 or integral multiples of $100,000 in excess thereof. Each Funding Request shall be accompanied by a Borrower Notice prepared by the Servicer, depicting the outstanding amount of Advances under this Agreement and representing that all conditions precedent for a funding have been met, including a representation by the Borrower that the requested Advance does not on the Funding Date exceed the Availability. Any Funding Request shall be irrevocable and the Borrower shall deliver no more than six (6) such Funding Requests in any calendar month.

     SECTION 2.3    OPTIONAL CHANGES IN FACILITY AMOUNT; PREPAYMENTS.
                    ------------------------------------------------

     (a) The Borrower shall be entitled at its option, at any time prior to the occurrence of an Early Amortization Event, to reduce the Facility Amount in whole or in part; provided that the Borrower shall give prior written notice of
                  --------
such reduction to the Deal Agent as provided in paragraph (b) of this Section
2.3 and that any partial reduction of the Facility Amount shall be in an amount equal to $5,000,000 or integral multiples of $1,000,000 in excess thereof to a minimum of $500,000. Any request for a reduction in the Facility Amount shall be irrevocable and the Borrower shall deliver no more than four such requests in any twelve month period.

     (b) From time to time during Revolving Period the Borrower may prepay any portion or all of the Advances Outstanding by delivering to the Deal Agent a Borrower Notice at least two (2) Business Days prior to the date of such prepayment (or such later time as the Deal Agent, in its sole discretion may agree), specifying the date and amount of the prepayment and certifying that, following such prepayment, the Borrower will be in compliance with the provisions of this Agreement, provided that no such reduction shall be given effect unless the Borrower has complied with the terms of any Hedging Agreement requiring that one or more Hedge Transactions be terminated in whole or in part as the result of any such reduction of the Advances Outstanding, and the Borrower has paid all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any such termination. Each such Borrower Notice shall be irrevocable. If any Borrower Notice is given, the amount specified in such Borrower Notice shall be due and payable on the date specified therein, together with accrued Interest to the payment date on the amount prepaid and all Breakage Costs related thereto. Any partial prepayment by the Borrower of Advances hereunder, shall be in a minimum amount of $1,000,000 with integral multiples of $100,000. Any amount so prepaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Borrower Notice relating to any prepayment shall be irrevocable.

     SECTION 2.4    Notes.
                    -----

     (a) The Advances made by the Lenders hereunder shall be evidenced by a duly executed promissory note payable to the order of the Deal Agent as agent for the Lenders in substantially the form of Exhibit B hereto (the "Note"). The
                                             ---------              ----
Note shall be dated the Closing Date and shall be in a principal amount equal to the Facility Amount and shall otherwise be duly completed. The initial term of the Note shall be a thirty-six (36) months.

     (b) The Deal Agent is hereby authorized to enter on a schedule attached to the Note notations (which may be computer generated) with respect to each Advance made by each Lender hereunder: (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The failure of the Deal Agent to make any such notation on the schedule attached to the Note shall not limit or otherwise affect the obligation of the Borrower to repay the Advances in accordance with their respective terms as set forth herein.

     SECTION 2.5    PRINCIPAL REPAYMENTS.
                    ---------------------

     (a) Unless sooner prepaid pursuant to Section 2.3(b) or reduced pursuant to payments received pursuant to Section 2.7(b), the Advances Outstanding shall be repaid in full on date that occurs thirty-six (36) months following the Termination Date. In addition, Advances Outstanding shall be repaid as and when necessary to cause (i) the Advances Outstanding not to exceed the Borrowing Base and (ii) the Overcollateralization Amount on any day to equal or exceed the Minimum Overcollateralization on such day, and any amount so repaid may, subject to the terms and conditions hereof, be reborrowed hereunder during the Revolving Period.

     (b) All repayments of any Advance or any portion thereof shall be made together with payment of (i) all Interest accrued and unpaid on the amount repaid to (but excluding) the date of such repayment, (ii) any and all Breakage Costs and (iii) all Hedge Breakage Costs and any other amounts payable by the Borrower under or with respect to any Hedge Agreement.

     SECTION 2.6    INTEREST PAYMENTS.
                    -----------------

     (a) Interest shall accrue on each Advance during each Interest Accrual Period at the applicable Interest Rate. The Borrower shall pay Interest on the unpaid principal amount of each Advance for the period commencing on and including the Funding Date of such Advance until but excluding the date that such Advance shall be paid in full. Interest shall accrue during each

Interest Accrual Period and be payable on the Advances Outstanding on each Payment Date, unless earlier paid pursuant to (i) a prepayment in accordance with Section 2.3 or (ii) a repayment in accordance with Section 2.5.

     (b) Anything in this Agreement or the other Transaction Documents to the contrary notwithstanding, if at any time the rate of interest payable by any Person under this Agreement and the Transaction Documents exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"),
                                                        -------------------
then, so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Agreement and the Transaction Documents shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Agreement and the Transaction Documents is less than the Maximum Lawful Rate, such Person shall continue to pay interest under this Agreement and the Transaction Documents at the Maximum Lawful Rate until such time as the total interest received from such Person is equal to the total interest that would have been received had applicable law not limited the interest rate payable under this Agreement and the Transaction Documents. In no event shall the total interest received by a Lender under this Agreement and the Transaction Documents exceed the amount which such Lender could lawfully have received, had the interest due under this Agreement and the Transaction Documents been calculated since the Closing Date at the Maximum Lawful Rate.

     SECTION 2.7    SETTLEMENT PROCEDURES.
                    ---------------------

     (a) On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Interest Collection Account, to the extent of available funds, (ii) Servicer Advances, and (iii) amounts received in respect of any Hedge Agreement during such Collection Period (the sum of such amounts described in clauses (i),
(ii) and (iii) being the "Available Collections") the following amounts in the
                          ---------------------
following order of priority:

          (i)   FIRST, to each Hedge Counterparty, any amounts, including any
                -----
     Hedge Breakage Costs, owing under the related Hedge Agreement in respect of any Hedge Transaction, for the payment thereof;

          (ii)  SECOND, to the Servicer, in an amount equal to its accrued and
                ------
     unpaid Servicing Fees to the end of the preceding Collection Period;

          (iii) THIRD, to the Servicer, in an amount equal to any Unreimbursed
                -----
     Servicer Advances;

          (iv)  FOURTH, to the Back-up Servicer, in amount equal to any accrued
                ------
     and unpaid currently due Back-up Servicing Fee, for the payment thereof;

          (v)   FIFTH, to the Deal Agent for the ratable payment to each Lender,
                -----
     in an amount equal to any accrued and unpaid Interest for such Payment
     Date;

          (vi)   SIXTH, to the Deal Agent for the ratable payment to each
                 -----
     Lender, in an amount equal to any accrued and unpaid Facility Fee and the Program Fee for such Payment Date;

          (vii)  SEVENTH, to the Deal Agent, in the amount of unpaid Increased
                 -------
     Costs and/or Taxes (if any), for payment to the Lenders in respect thereof; and

          (viii) NINTH, (A) if such Payment Date occurs during the Revolving
                 -----
     Period, first to the Excess Spread Account, in an amount necessary to cure
             -----
     any Overcollateralization Shortfall on such day, and second all remaining
                                                          ------
     amounts of Available Collections to the Borrower; and (B) if such Payment Date occurs during the Amortization Period, to the Deal Agent for the ratable payment to each Lender in reduction, to zero, of the Advances Outstanding.

     (b) On each Payment Date occurring during the Revolving Period, the Borrower shall direct the Servicer, to the extent of any Principal Collections on deposit in the Principal Collection Account as of the last day of the related Collection Period, to use such funds: (i) toward the funding of additional Loans in connection with a Funding Request pursuant to Section 2.1, or (ii) to repay all or any portion of Advances Outstanding in accordance with Sections 2.3 and 2.5 hereof. On each Business Day occurring during the Amortization Period, all Principal Collections on deposit in the Principal Collection Account as of such Payment Date shall be paid to the Deal Agent for the ratable payment to each Lender in reduction, to zero, of the Advances Outstanding.

     (c)  Notwithstanding anything to the contrary contained in this Section
2.7 or any other provision in this Agreement, if on any Business Day the Availability shall be a negative amount, then the Borrower shall remit to the Deal Agent, prior to any reinvestment of funds on deposit in the Principal Collection Account as set forth in Section 2.7(b) and in any event no later than the close of business of the Deal Agent on the next succeeding Business Day, a payment, in such amount as may be necessary to reduce Advances Outstanding to an amount such that the Availability shall be zero or a positive amount.

     SECTION 2.8    PORTFOLIO REQUIREMENTS.
                    ----------------------

     On each day, the Borrower represents and warrants that each of the following requirements (the "Portfolio Requirements") is satisfied as of such
                             ----------------------
date:

     (a) if such date occurs after the date that is six (6) months following the Closing Date, the average Outstanding Loan Balance of all Eligible Loans shall be $2,750,000 or less;

     (b) the weighted average maturity of all Eligible Loans that are STLs is three (3) years or less;

     (c)  the Portfolio Yield equals or exceeds the Minimum Portfolio Yield; and

     (d)  none of the Concentration Limits is exceeded.

     SECTION 2.9    SECURITY INTEREST.
                    -----------------

     As collateral security for the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations, the Borrower hereby assigns, pledges and grants to the Deal Agent, as agent for the Secured Parties, a lien on and security interest in all of the Borrower's right, title and interest in, to and under (but none of its obligations under) the Collateral, whether now existing or owned or hereafter arising or acquired by the Borrower. The assignment under this Section 2.9 does not constitute and is not intended to result in a creation or an assumption by the Deal Agent, the Liquidity Agent or any of the Secured Parties of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the Loans to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Deal Agent, as agent for the Secured Parties, of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under the Collateral and (c) none of the Deal Agent, the Liquidity Agent or any Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall the Deal Agent, the Liquidity Agent or any Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.10   COLLECTIONS AND ALLOCATIONS.
                    ---------------------------

     (a) The Servicer shall promptly (but in no event later than two Business Days after the receipt thereof) identify any Collections received by it as being on account of Interest Collections or Principal Collections and deposit all such Interest Collections or Principal Collections received directly by it into the Collection Account and the corresponding Interest Collection Account or Principal Collection Account. The Servicer shall make such deposits or payments on the date indicated herein by wire transfer, in immediately available funds.

     (b)  Investment of Funds on Deposit in Collection Account and Excess Spread
          ----------------------------------------------------------------------
Account. Until the occurrence of a Early Amortization Event, to the extent there
-------
are uninvested amounts deposited in the Collection Account and/or the Excess Spread Account, all amounts shall be invested in Permitted Investments selected by the Servicer that mature no later than the Business Day before the next Business Day; from and after the occurrence of a Early Amortization Event, to the extent there are uninvested amounts deposited in the Collection Account and/or the Excess Spread Account, all amounts may be invested in Permitted Investments selected by the Deal Agent that mature no later than the Business Day before the next Business Day. Any earnings (and losses) thereon shall be for the account of the Servicer.

     SECTION 2.11   PAYMENTS, COMPUTATIONS, ETC.
                    ---------------------------

     (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 10:00 A.M. (Charlotte, North Carolina time) on the day when due in lawful money of the United States in immediately available funds to the Agent's Account. The Borrower shall, to the extent permitted by law, pay to the Lender interest on all amounts not paid or deposited when due hereunder at 1% per annum above the Base Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed
        --------  -------
the maximum rate permitted by applicable law. All computations of interest and all computations of the Interest Rate and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

     (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Interest, other interest or any fee payable hereunder, as the case may be.

     (c) All payments hereunder shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement. Promptly following the Collection Date, the Deal Agent shall mark the Notes "Paid" and return them to the Borrower.

     SECTION 2.12   BREAKAGE COSTS.
                    --------------

     The Borrower shall pay to the Deal Agent for the account of each Lender, upon the request of the Liquidity Agent or Deal Agent, such amount or amounts as shall compensate any Lender for any loss, cost or expense (but excluding lost profits) incurred by such Lender (as reasonably determined by the Liquidity Agent or Deal Agent) as a result of any prepayment of an Advance (and interest thereon) (the "Breakage Costs"). The determination by a Lender of the amount of
               --------------
any such loss or expense shall be set forth in a written notice to the Borrower and shall be conclusive absent manifest error.

     SECTION 2.13   INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY.
                    ---------------------------------------------

     (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance by a Lender or any Affiliate thereof (each of which, an "Affected Party") with any
                                                    --------------
guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law), (A) shall subject an Affected Party to any Tax (except for Taxes on the overall net income of such Affected Party), duty or other charge with respect to an Advance hereunder, or on any payment made hereunder or (B) shall impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) shall impose any other condition affecting an Advance or a Lender's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

     (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or
(ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

     (c) If as a result of any event or circumstance similar to those described in clauses (a) or (b) of this Section 2.13, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then within ten days after demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any such amounts paid by it.

     (d) In determining any amount provided for in this section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this section shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent demonstrable error.

     (e) If a Lender shall notify the Deal Agent that a Eurodollar Disruption Event as described in clause (a) of the definition of "Eurodollar Disruption Event" has occurred, the Deal Agent shall in turn so notify the Borrower, whereupon all Advances in respect of which Interest accrues at a rate based upon the LIBOR Rate shall immediately be converted into Advances in respect of which Interest accrues at the Base Rate.

     SECTION 2.14   TAXES.
                    -----

     (a) All payments made by the Borrower in respect of any Advance and all payments made by the Borrower under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, unless such withholding or deduction is required by law. In such event, the Borrower shall pay to the appropriate taxing authority any such Taxes required to be deducted or withheld and the amount payable to each Lender or the Deal Agent (as the case may be) will be increased (such increase, the "Additional Amount") such
                                                        -----------------
that every net payment made under this Agreement after deduction or withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to Taxes related to the net income or franchise taxes imposed on a Lender or the Deal Agent, respectively, with respect to payments required to be made by the Borrower or Servicer under this Agreement, by a taxing jurisdiction in which such Lender or Deal Agent is organized or is paying taxes as of the Closing Date (as the case may be). If a Lender or the Deal Agent pays any Taxes in respect of which the Borrower is obligated to pay Additional Amounts under this Section 2.14(a), the Borrower shall promptly reimburse such Lender or Deal Agent in full.

     (b) The Borrower will indemnify each Lender and the Deal Agent for the full amount of Taxes in respect of which the Borrower is required to pay Additional Amounts (including, without limitation, any Taxes imposed by any jurisdiction on such Additional Amounts) paid by such Lender or the Deal Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided, however, that
                                                     --------  -------
such Lender or the Deal Agent, as appropriate, making a demand for indemnity payment, shall provide the Borrower, at its address set forth under its name on the signature pages hereof, with a certificate from the relevant taxing authority or from a Responsible Officer of such Lender or the Deal Agent stating or otherwise evidencing that such Lender or the Deal Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within ten days from the date the Lender or the Deal Agent (as the case may be) makes written demand therefor.

     (c) Within 30 days after the date of any payment by the Borrower of any Taxes, the Borrower will furnish to the Deal Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

     (d) If a Lender is not created or organized under the laws of the United States or a political subdivision thereof, such Lender shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Borrower with a copy to the Deal Agent (i) within 15 days after the date hereof, or, if later, the date on which such Lender becomes a Lender hereof two (or such other number as may from time to time be prescribed by applicable laws or regulations) duly completed copies of IRS Form 4224 or Form 1001 (or any successor forms or other certificates or statements which may be required from time to time by the relevant United

States taxing authorities or applicable laws or regulations), as appropriate, to permit the Borrower to make payments hereunder for the account of such Lender, as the case may be, without deduction or withholding of United States federal income or similar Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.14(d), two copies (or such other number as may from time to time be prescribed by applicable laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under applicable laws or regulations to permit the Borrower to make payments hereunder for the account of such Lender, without deduction or withholding of United States federal income or similar Taxes.

     (e) For any period with respect to which a Lender or the Deal Agent has failed to provide the Borrower with the appropriate form, certificate or statement described in clause (d) of this section (other than if such failure is due to a change in law occurring after the date of this Agreement), the Deal Agent or such Lender, as the case may be, shall not be entitled to indemnification under clauses (a) or (b) of this section with respect to any Taxes.

     (f) Within 30 days of the written request of the Borrower therefor, the Deal Agent and the Lender, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of Taxes remitted hereunder; provided, however,
                                                              --------  -------
that the Deal Agent and the Lender shall not be required to deliver such certificates forms or other documents if in their respective sole discretion it is determined that the deliverance of such certificate, form or other document would have a material adverse affect on the Deal Agent or Lender and provided
                                                                     --------
further, however, that the Borrower shall reimburse the Deal Agent or Lender for
-------  -------
any reasonable expenses incurred in the delivery of such certificate, form or other document.

     (g) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Advances hereunder, the Lenders are required to compensate a bank or other financial institution in respect of Taxes under circumstances similar to those described in this section then within ten days after demand by the Lenders, the Borrower shall pay to the Lenders such additional amount or amounts as may be necessary to reimburse the Lenders for any amounts paid by them.

     SECTION 2.15  ASSIGNMENT OF THE PURCHASE AGREEMENT.
                   ------------------------------------

     The Borrower hereby represents, warrants and confirms to the Deal
Agent that the Borrower has assigned to the Deal Agent, for the ratable benefit of the Secured Parties hereunder, all of the Borrower's right and title to and interest in the Purchase Agreement. The Borrower confirms that the Deal Agent shall have the sole right to enforce the Borrower's rights and remedies under the Purchase Agreement for the benefit of the Secured Parties, but without any obligation on the part of the Deal Agent, the Secured Parties or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Purchase Agreement. The Borrower further confirms and agrees that such assignment to the Deal Agent shall terminate upon the Collection Date; provided,
                                                                       --------
however, that the rights of the Deal Agent and the Secured Parties pursuant to
-------
such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by the Originator pursuant to the Purchase Agreement, which rights and remedies survive the termination of the Purchase Agreement, shall be continuing and shall survive any termination of such assignment.


                                  ARTICLE III

                  CLOSING; CONDITIONS OF CLOSING AND ADVANCES

     SECTION 3.1  CONDITIONS TO CLOSING AND INITIAL ADVANCES.
                  ------------------------------------------

     No Lender shall be obligated to make any Advance hereunder on the occasion of the initial Advance, nor shall any Lender, the Deal Agent, the Liquidity Agent, the Backup Servicer or the Custodian be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, the Deal Agent:

     (a) This Agreement and all other Transaction Documents or counterparts hereof or thereof shall have been duly executed by, and delivered to, the parties hereto and thereto and the Deal Agent shall have received such other documents, instruments, agreements and legal opinions as the Deal Agent shall request in connection with the transactions contemplated by this Agreement, including all those listed in the Schedule of Documents as due on the Closing Date, each in form and substance satisfactory to the Deal Agent.

     (b) The Deal Agent shall have received (i) satisfactory evidence that the Borrower and the Servicer have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby or thereby or (ii) an Officer's Certificate from each of the Borrower and the Servicer in form and substance satisfactory to the Deal Agent affirming that no such consents or approvals are required.

     (c) The Borrower and the Servicer shall each be in compliance in all material respects with all applicable Requirements of Law.

     (d) The Borrower shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and under the Fee Letter to be paid as of such date, and shall have reimbursed each Lender and the Deal Agent for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Transaction Documents, including the legal and other document preparation costs incurred by any Lender and/or the Deal Agent.

    [(e) The Originator shall have entered into an amendment to the Credit Facility on terms and conditions satisfactory to the Deal Agent and the Deal Agent shall have received written evidence satisfactory to it that each of the conditions precedent to the effectiveness of such amendment has been satisfied or waived in writing as provided therein.]

     SECTION 3.2  CONDITIONS PRECEDENT TO ALL ADVANCES AND REINVESTMENTS.
                  ------------------------------------------------------

     Each Advance (including the Initial Advance) and each reinvestment of Principal Collections made pursuant to Section 2.7(b) shall be subject to the further conditions precedent that:

     (a) On the related Funding Date or date of reinvestment, the Borrower or the Servicer (if the Originator or an Affiliate of the Originator) as the case may be, shall have certified in the related Borrower Notice that:

         (i) The representations and warranties of such Person set forth in Sections 4.1, 4.2 and 6.8, as the case may be, are true and correct on and as of such date, before and after giving effect to such borrowing or reinvestment and to the application of the proceeds therefrom, as though made on and as of such date;

         (ii) No event has occurred, or would result from such Advance or reinvestment or from the application of the proceeds therefrom, which constitutes an Early Amortization Event;

         (iii) Such Person is in material compliance with each of its covenants set forth herein; and

         (iv) No event has occurred which constitutes a Servicer Termination Event;

     (b) (i)   With respect to the initial Funding Date, the Deal Agent shall have received all Transaction Documents listed on the Schedule of Documents as due on the initial Funding Date, or counterparts thereof, each of which has been duly executed by, and delivered to, the parties hereto and each shall be in form and substance satisfactory to the Deal Agent, (ii) with respect to any Funding Date after the initial Funding Date, the Deal Agent shall have received any supplement or update to the Decrementation Report required to be delivered pursuant to Section 6.31 and (iii) on any date on which Principal Collections are reinvested pursuant to Section 2.7(b), the Deal Agent shall have received a certification in the form of Exhibit N;
                             ---------

     (c) Neither the Facility Termination Date nor the Commitment Termination Date shall have occurred;

     (d) Before and after giving effect to such borrowing and to the application of proceeds therefrom, Advances Outstanding do not exceed the Borrowing Base, as calculated on such date;

     (e) Each Loan submitted on the related Funding Date or date of reinvestment by the Borrower for funding is an Eligible Loan;

     (f) No claim has been asserted or proceeding commenced challenging enforceability or validity of any of the Loan Documents, excluding any instruments, certificates or other documents relating to Loans that were the subject of prior Advances;

     (g) There shall have been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Originator or the Borrower since the preceding Advance; and

     (h) The Originator and Borrower shall have taken such other action, including delivery of approvals, consents, opinions, documents, and instruments to the Lender and the Deal Agent as each may reasonably request.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     SECTION 4.1  REPRESENTATIONS AND WARRANTIES OF THE BORROWER.
                  ----------------------------------------------

     The Borrower represents and warrants as follows to the Deal Agent, each Secured Party and the Liquidity Agent that:

     (a) Organization and Good Standing.  The Borrower is a corporation
         ------------------------------
organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, and has full corporate power, authority and legal right to own or lease its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

     (b) Due Qualification.  The Borrower is duly qualified to do business and
         -----------------
is in good standing as a corporation, and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which failure to so qualify would have a material adverse effect on its ability to perform its obligations hereunder and under the Loans.

     (c) Due Authorization.  The execution and delivery of this Agreement and
         -----------------
each other Transaction Document to which it is a party and the consummation of the transactions provided for herein and therein have been duly authorized by the Borrower by all necessary corporate action on the part of the Borrower.

     (d) No Conflict.  The execution and delivery of this Agreement and each
         -----------
Transaction Document to which it is a party, the performance by the Borrower of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or result in any breach of any of the material terms and provisions of, and will not constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Borrower is a party or by which it or any of its property is bound.

     (e) No Violation.  The execution and delivery of this Agreement and each
         ------------
Transaction Document to which it is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Borrower.

     (f) No Proceedings.  There are no proceedings or investigations pending or,
         --------------
to the best knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority (i) asserting the invalidity of this Agreement or any Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Transaction Document to which it is a party or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Borrower of its obligations under this Agreement or any Transaction Document to which it is a party.

     (g) All Consents Required.  All approvals, authorizations, consents, orders
         ---------------------
or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Borrower of this Agreement and each Transaction Document to which it is a party, the performance by the Borrower of the transactions contemplated by this Agreement and each Transaction Document to which it is a party, and the fulfillment of the terms hereof and thereof by the Borrower, have been obtained, unless the failure to obtain such shall not materially and adversely affect the Borrower's performance of its obligations under this Agreement and each Transaction Document to which it is a party.

     (h) Bulk Sales.  The execution, delivery and performance of this Agreement
         ----------
do not require compliance with any "bulk sales" law by Borrower.

     (i) Solvency.  At all relevant times prior to, and immediately following
         --------
the consummation of the transactions contemplated under this Agreement and each Transaction Document to which it is a party, the Borrower was, is and will be, Solvent.

     (j) Selection Procedures.  No procedures that could be adverse to the
         --------------------
interests of the Secured Parties were utilized by the Borrower or the Originator in identifying and/or selecting the Loans that are part of the Collateral.

     (k) Taxes.  The Borrower has filed or caused to be filed all Tax returns
         -----
required to be filed by it. The Borrower has paid all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Borrower), and no Tax lien has been filed and no claim is being asserted with respect to any such Tax, fee or other charge.

     (l) Agreements Enforceable.  This Agreement and each Transaction Document
         ----------------------
to which it is a party constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     (m) Exchange Act Compliance.  No proceeds of any Advance will be used by
         -----------------------
the Borrower to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

     (n) No Liens.  The Collateral is owned by the Borrower free and clear of
         --------
any Adverse Claim except for Permitted Liens as provided herein, and the Deal Agent, as agent for the Secured Parties has a valid and perfected first priority security interest in each item of the Collateral then existing or thereafter arising, free and clear of any Adverse Claim. No effective financing statement or other instrument similar in effect covering any Collateral is on file in any recording office except such as may be filed in favor of the Deal Agent relating to this Agreement.

     (o) Reports Accurate.  All Monthly Reports, information, exhibits,
         ----------------
financial statements, documents, books, records or reports furnished by the Borrower to the Deal Agent or a Lender in connection with this Agreement, whether verbal, written or electronic were and are true, accurate and complete as of the dates so furnished.

     (p) Location of Offices.  The principal place of business and chief
         -------------------
executive office of the Borrower and the office where the Borrower keeps all the Records is located at the address of the Borrower referred to in Section 12.2 hereof (or at such other locations as to which the notice and other requirements specified in Section 5.1(m) shall have been satisfied).

     (q) Tradenames.  Except as described in Schedule III, the Borrower has no
         ----------
trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

     (r) Purchase Agreement.  The Purchase Agreement is the only agreement
         ------------------
pursuant to which the Borrower acquires Collateral (other than the Hedge Collateral).

     (s) Value Given.  The Borrower gave reasonably equivalent value to the
         -----------
Originator in consideration for the transfer to the Borrower of the Loans under the Purchase Agreement, no such transfer was made for or on account of an antecedent debt owed by the Originator to the Borrower, and no such transfer is avoidable or subject to avoidance under any section of any Insolvency Law.

     (t) Special Purpose Entity.  The articles of incorporation of the Borrower
         ----------------------
includes substantially the provisions set forth on Exhibit C hereto, and the
                                                   ---------
Originator has confirmed in writing to the Borrower that, so long as the Borrower is not "insolvent" within the meaning of the Bankruptcy Code, the Originator will not cause the Borrower to file a voluntary petition under the Bankruptcy Code or any other Insolvency Laws. Each of the Borrower and the Originator is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making the Collateral of the Borrower available to satisfy claims of the creditors of the Originator would not result in making such Collateral available to satisfy such creditors under the Bankruptcy Code.

     (u) Accounting.  The Borrower accounts for the transfers to it from the
         ----------
Originator of interests in the Loans under the Purchase Agreement as sales of such Loans in its books, records and financial statements, in each case consistent with GAAP.

     (v) Separate Entity.  The Borrower is operated as an entity with assets and
         ---------------
liabilities distinct from those of the Originator and any Affiliates thereof (other than the Borrower), and the Borrower hereby acknowledges that the Secured Parties are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a separate legal entity from the Originator and from each such other Affiliate of the Originator.

     (w) Security Interest.  The Borrower has granted a security interest (as
         -----------------
defined in the UCC) to the Deal Agent, as agent for the Secured Parties, in the Collateral, which is enforceable in accordance with applicable law. The Deal Agent, as agent for the Secured Parties, has a first priority perfected security interest in the Collateral (except for any Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any Jurisdiction to perfect the interest of the Deal Agent as agent for the Secured Parties, in the Collateral have been made.

     (x) Investments.  The Borrower does not own or hold directly or indirectly,
         -----------
any capital stock or equity security of, or any equity interest in, any Person.

     (y)  Business.  Since its formation, the Borrower has conducted no business
          --------
other than the purchase and receipt of Loans and Related Property from the Originator under the Purchase Agreement, the borrowing of funds under this Agreement and such other activities as are incidental to the foregoing.

     (z)  ERISA.  The Borrower is in compliance with ERISA and has not incurred
          -----
and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC under ERISA.

     (aa) No Broker.  No broker or finder acting on behalf of the Borrower was
          ---------
employed or utilized in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby and the Borrower has no obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     (bb) Investment Company Act.  The Borrower is not an "investment company"
          ----------------------
or a company "controlled" by an "investment company" or a "principal underwriter" or "promoter" for an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The making of the Advances by the Lenders, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by the Transaction Documents to which the Borrower is a party do not violate, with respect to the Borrower, any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

     (cc) Accuracy of Representations and Warranties.  Each representation or
          ------------------------------------------
warranty by the Borrower contained herein or in any certificate or other document furnished by the Borrower pursuant hereto or in connection herewith is true and correct.

     (dd) Government Regulations.  The Borrower is not engaged in the business
          ----------------------
of extending credit for the purpose of "purchasing" or "carrying" any "margin security," as such terms are defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") as now and from time
                                    ---------------------
to time hereafter in effect (such securities being referred to herein as "Margin
                                                                          ------
Stock").  The Borrower owns no Margin Stock, and no portion of the proceeds of
-----
any Advance hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulation T, U or X of the Federal Reserve Board. The Borrower will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

     The representations and warranties set forth in this section shall survive the transfer of the Collateral to the Deal Agent as agent for the Secured Parties. Upon discovery by the Borrower, the Servicer, any Secured Party, the Liquidity Agent or the Deal Agent of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

     SECTION 4.2  REPRESENTATIONS AND WARRANTIES OF BORROWER RELATING TO THE
                  ----------------------------------------------------------
                  AGREEMENT AND THE LOANS.
                  -----------------------

     The Borrower hereby represents and warrants to the Deal Agent, each Secured Party and the Liquidity Agent that:

     (a) Binding Obligation and Security Interest.
         ----------------------------------------

         (i) This Agreement and each Transaction Document to which it is a party constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         (ii) This Agreement constitutes a grant of a security interest in all Collateral to the Deal Agent as agent for the Secured Parties. The Deal Agent as agent for the Secured Parties has a first priority perfected security interest in the Collateral, subject only to Permitted Liens. Neither the Borrower nor any Person claiming through or under the Borrower has any claim to or interest in the Collection Account or Excess Spread Account, except for the interest of the Borrower in such property as a debtor for purposes of the UCC.

     (b) Eligibility of Loans.  As of the Closing Date, (i) the List of Loans
         --------------------
and the information contained in the Borrower Notice delivered pursuant to
Section 2.1 is a true, accurate, complete and correct listing in all material respects of all the Loans that are part of the Collateral as of the Closing Date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true, accurate, complete and correct as of such date, (ii) each such Loan is an Eligible Loan, (iii) the Borrower owns each such Loan and the Related Property free and clear of any Lien of any Person (other than Permitted Liens) and each such Loan and the related Property is in compliance with all Requirements of Law applicable to the Borrower and/or the Originator and (iv) with respect to each such Loan, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the transfer of an interest in such Loan and the Related Property to the Deal Agent, as agent for the Secured Parties, have been duly obtained, effected or given and are in full force and effect.

     On each Funding Date and each date on which any Principal Collections are made available to the Borrower in accordance with the provision of Section 2.7(b), the Borrower shall be deemed to represent and warrant that (i) any additional Loan referenced on the related Borrower Notice delivered pursuant to Sections 2.1 and 2.2 is an Eligible Loan, (ii) the Borrower owns each such Loan and the related Property free and clear of any Lien of any Person (other than Permitted Liens) and each such Loan and the related Property is in compliance with all Requirements of Law applicable to Borrower and/or the Originator, (iii) with respect to each such Loan and the related Property, all consents, licenses, approvals, authorizations, registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the addition of such Loan and the Related Property to the Collateral have been duly obtained, effected or given and are in full force and effect and (iv) the representations and warranties set forth in
Section 4.2(a) are true and correct with respect to each Loan transferred on such day as if made on such day.

     (c) Notice of Breach.  The representations and warranties set forth in this
         ----------------
Section 4.2 shall survive the transfer of the interest of the Borrower in each item of Collateral to the Deal Agent as agent for the Secured Parties. Upon discovery by the Borrower, the Servicer, any Secured Party, the Deal Agent or the Liquidity Agent of a breach of any of the foregoing representations and warranties that could have a material adverse effect upon the value of any Loan or the Secured Parties or their interests hereunder, the party discovering such breach shall give prompt written notice to the others.


                                   ARTICLE V

                       GENERAL COVENANTS OF THE BORROWER

     SECTION 5.1  COVENANTS OF BORROWER.
                  ---------------------

     The Borrower hereby covenants that until the date on which all Obligations have been indefeasibly paid in full, the Borrower hereby covenants that :

     (a) Requirements of Law.  The Borrower will comply in all material respects
         -------------------
with all Requirements of Law.

     (b) Security Interests.  Except as contemplated in this Agreement, the
         ------------------
Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan or on its interest in any Related Property that is part of the Collateral, whether now existing or hereafter transferred hereunder, and the Borrower will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Borrower will promptly notify the Deal Agent of the existence of any Lien on any Loan or on its interest in any Related Property that is part of the Collateral and the Borrower shall defend the right, title and interest of the Deal Agent as agent for the Secured Parties in, to and under any Loan and on its interest in any Related Property that is part of the Collateral, against all claims of third parties, provided, however, that nothing in this Section 5.1(b)
                         --------  -------
shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any Loan or any Related Property that is part of the Collateral.

     (c) Delivery of Collections.  The Borrower agrees to pay to the Servicer
         -----------------------
promptly (but in no event later than two Business Days after receipt) all Collections (including any Deemed Collections) received by Borrower in respect of the Loans that are part of the Collateral.

     (d) Maintenance of Existence.  The Borrower agrees to preserve and maintain
         ------------------------
its corporate existence, rights, franchises, qualifications and privileges.

     (e) Activities of Borrower.  The Borrower shall not engage in any business
         ----------------------
or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, Loan or other undertaking, which is not incidental to the transactions contemplated and authorized by this Agreement or the Purchase Agreement.

     (f) Indebtedness; Investments.  The Borrower shall not create, incur,
         -------------------------
assume or suffer to exist any Indebtedness or other liability whatsoever, except
(i) obligations incurred under this Agreement, or (ii) liabilities incident to the maintenance of its corporate existence in good standing.

     (g) Guarantees.  The Borrower shall not become or remain liable, directly
         ----------
or indirectly, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

     (h) Investments.  The Borrower shall not make or suffer to exist any loans
         -----------
or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except for purchases of Loans pursuant to the Purchase Agreement, or for investments in Permitted Investments in accordance with the terms of this Agreement.

     (i) Merger; Sales.  The Borrower shall not enter into any transaction of
         -------------
merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or be acquired by any Person, or convey, sell, Loan or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

     (j) Distributions.  The Borrower may not declare or pay, directly or
         -------------
indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Borrower or any Person's interest therein (collectively, a "Distribution"), or purchase,
                                                   ------------
redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, provided, however, if no Early Amortization Event has occurred or
             --------
will occur as a result thereof, the Borrower may make Distributions.

     (k) Agreements.  The Borrower shall not become a party to, or permit any of
         ----------
its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, Loan or other undertaking, except this Agreement, or amend or modify the provisions of its articles of incorporation or bylaws, without the prior written consent of the Deal Agent, or issue any power of attorney except to the Deal Agent or the Servicer (and then, only in connection with the specific duties of the Servicer hereunder).

     (l) Separate Corporate Existence.  The Borrower shall:
         ----------------------------

         (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Borrower will not be diverted to any other Person or for other than corporate uses of the Borrower.

         (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

         (iii) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Borrower contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Borrower and any of its Affiliates shall be only on an arm's length basis.

         (iv) Maintain a principal executive and administrative office through which its business is conducted separate from those of its Affiliates. To the extent that Borrower and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

         (v) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders, and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

         (vi) Take or refrain from taking, as applicable, each of the activities specified in the "non-substantive consolidation" opinion of the Shearman & Sterling delivered on the Closing Date, upon which the conclusions expressed therein are based.

     (m) Location of Borrower, Records; Instruments.  The Borrower (i) shall not
         ------------------------------------------
move the location of its principal executive office, without 30 days' prior written notice to the Deal Agent, (ii) shall not move, or consent to the Servicer or the Custodian moving the Loan Documents without 30 days' prior written notice to the Deal Agent and (iii) will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Deal Agent as agent for the Secured Parties in all Collateral.

     (n) ERISA Matters.  The Borrower will not (a) engage or permit any ERISA
         -------------
Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in
Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA.

     (o) Originator Collateral.  With respect to each item of Collateral
         ---------------------
acquired by the Borrower, the Borrower will (i) acquire such Collateral only pursuant to and in accordance with the terms of the Purchase Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower's ownership of such Collateral, including, without limitation, (A) filing and maintaining (or causing to be filed and maintained), effective financing statements (Form UCC-1) naming the Originator as seller/debtor and the Borrower as purchaser/creditor in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, including, without limitation, Assignments of Mortgage and (iii) take all additional actions that the Deal Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Collateral.

     (p) Transactions with Affiliates.  The Borrower will not enter into, or be
         ----------------------------
a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement and the Purchase Agreement, and (ii) transactions related to the use of office space or computer equipment or software and the sharing of officers and employees by the Borrower from an Affiliate, provided that such transactions are: (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Borrower's business, (C) upon fair and reasonable terms that are no less favorable to the Borrower than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower, and (D) not inconsistent with the factual assumptions set forth in the "non-substantive consolidation" legal opinion letter issued by Shearman & Sterling, as such assumptions may be modified in any subsequent opinion letters delivered to the Deal Agent pursuant to Section 3.2 or otherwise. It is understood that any compensation arrangement for officers permitted under clause (ii)(A) through (C) above shall be permitted only if such arrangement has been expressly approved by the board of directors of the Borrower.

     (q) Investments.  The Borrower will not make any Investments other than
         -----------
Permitted Investments.

     (r) Change in the Transaction Documents.  The Borrower will not amend,
         -----------------------------------
modify, waive or terminate any terms or conditions of any of the Transaction Documents to which it is a party, without the consent of Deal Agent.

     (s) Credit and Collection Policies.  The Borrower shall not cause or permit
         ------------------------------
any changes to be made to the Credit and Collection Policies in any manner that could reasonably be expected to adversely affect the collectibility of the Loans that are part of the Collateral without the prior written consent of the Deal Agent.

     SECTION 5.2  HEDGE AGREEMENT.
                  ---------------

     (a) On or prior to each Funding Date, the Borrower shall enter into one or more Hedge Transactions for the Loans to be funded by the Advance made on such Funding Date, provided that each such Hedge Transaction shall:

         (i) be entered into with a Hedge Counterparty and governed by a Hedging Agreement;

         (ii) have a schedule of monthly payment periods the first of which commences on such Funding Date and the last of which ends on the last Scheduled Payment due to occur under the Loans to which that Advance relates;

         (iii) have an amortizing notional amount such that the Hedge Notional Amount in effect during any monthly payment period shall be equal to Required Notional Amount on such Funding Date; and

         (iv) provide for two series of monthly payments to be netted against each other, one such series being payments to be made by the Borrower to a Hedge Counterparty (solely on a net basis) at a floating rate equal to "USD Prime-H.15" (as defined in the ISDA Definitions) and the other such series being payments to be made by the Hedge Counterparty to the Deal Agent (solely on a net basis) at a floating rate based upon "USD-LIBOR-BBA" (as defined in the ISDA Definitions), the net amount of which shall be paid into the Collection Account (if payable by the Hedge Counterparty) or from the Collection Account to the extent funds are available under Section 2.7 of this Agreement (if payable by the Borrower);

     (b) As additional security hereunder, the Borrower has assigned to the Deal Agent, as agent for the Secured Parties, all right, title and interest of Seller in the Hedge Collateral. The Borrower acknowledges that, as a result of that assignment, the Borrower may not, without the prior written consent of the Deal Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for the Borrower's right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Borrower's obligations hereunder. Nothing herein shall have the effect of releasing the Borrower from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Deal Agent or any Secured Party for the performance by the Borrower of any such obligations.

     SECTION 5.3  YEAR 2000 COMPATIBILITY.
                  -----------------------

     The Borrower shall take all action necessary to assure that, prior to January 1, 2000, the Borrower's computer system is able to operate and effectively process data including dates on and after January 1, 2000. At the request of the Deal Agent, the Borrower shall provide assurance acceptable to the Deal Agent of the Borrower's Year 2000 compatibility.


                                  ARTICLE VI

                     ADMINISTRATION AND SERVICING OF LOANS


     SECTION 6.1  APPOINTMENT OF THE SERVICER.
                  ---------------------------

     The Borrower hereby appoints the Servicer as its agent to service the Transferred Loans and enforce its respective rights and interests in and under each Transferred Loan and to serve in such capacity until the termination of its responsibilities pursuant to Section 6.25. The Servicer hereby agrees to perform the duties and obligations with respect thereto set forth herein. The Servicer and the Borrower hereby acknowledge that the Deal Agent and the Secured Parties are third party beneficiaries of the obligations undertaken by the Servicer hereunder.

     SECTION 6.2  DUTIES AND RESPONSIBILITIES OF THE SERVICER.
                  -------------------------------------------

     (a) The Servicer shall conduct the servicing, administration and collection of the Transferred Loans and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect Transferred Loans from time to time on behalf of the Borrower and as the Borrower's agent.

     (b) The duties of the Servicer, as the Borrower's agent, shall include, without limitation:

          (i) preparing and submitting of claims to, and post-billing liaison with, Obligors on Transferred Loans;

          (ii) maintaining all necessary Servicing Records with respect to the Transferred Loans and providing such reports to the Liquidity Agent and the Deal Agent in respect of the servicing of the Transferred Loans (including information relating to its performance under this Agreement) as may be required hereunder or as the Liquidity Agent or the Deal Agent may reasonably request;

          (iii) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate Servicing Records evidencing the Transferred Loans in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Transferred Loans (including, without limitation, records adequate to permit the identification of each new Transferred Loan and all Collections of and adjustments to each existing Transferred Loan);

          (iv) promptly delivering to the Deal Agent or the Custodian, from time to time, such information and Servicing Records (including information relating to its performance under this Agreement) as the Deal Agent or the Custodian may from time to time reasonably request;

          (v) identifying each Transferred Loan clearly and unambiguously in its Servicing Records to reflect that such Transferred Loan is owned by the Borrower and pledged to the Custodian;

          (vi) complying in all material respects with the Credit and Collection Policies in regard to each Transferred Loan;

          (vii) complying in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Transferred Loans and Collections with respect thereto;

          (viii) preserving and maintaining its existence, rights, franchises and privileges as a corporation in the jurisdiction of its organization, and qualifying and remaining qualified in good standing as a foreign corporation and qualifying to and remaining authorized to perform obligations as Servicer (including enforcement of collection of Transferred Loans on behalf of the Lenders, each Hedge Counterparty and the Custodian) in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (A) the rights or interests of the Lenders, each Hedge Counterparty and the Custodian in the Transferred Loans, (B) the collectibility of any Transferred Loan, or (C) the ability of the Servicer to perform its obligations hereunder;

          (ix) immediately notifying the Liquidity Agent and the Deal Agent of the occurrence of an Early Amortization Event (including, without limitation, a material adverse change in the financial condition of the Originator);

          (x) notifying the Liquidity Agent and the Deal Agent of any material action, suit, proceeding, dispute, offset deduction, defense or counterclaim that is or is threatened to be (1) asserted by an Obligor with respect to any Transferred Loan; or (2) reasonably expected to have a material adverse effect on the Loans as a whole or on the ability of the Servicer or the Originator to perform its obligations under the Basic Documents or on the Servicer or the Borrower or any of their respective property; and

          (xi) notifying the Deal Agent of any proposed change in the Credit and Collections Policies that could have an adverse effect on all or any portion of the Collateral, on the Seller or on the interests of the Deal Agent or any Secured Party.

     (c) The Secured Parties, the Deal Agent and the Custodian shall not have any obligation or liability with respect to any Transferred Loans, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

     SECTION 6.3  AUTHORIZATION OF THE SERVICER.
                  -----------------------------

     (a) Each of the Borrower and the Deal Agent on behalf of the Lenders and each Hedge Counterparty hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the pledge of the Transferred Loans to the Lender, each Hedge Counterparty, and the Custodian, in the determination of the Servicer, to collect all amounts due under any and all Transferred Loans, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Loans and, after the delinquency of any Transferred Loan and to the extent permitted under and in compliance with applicable law and regulations, to commence proceedings with respect to enforcing payment thereof, to the same extent as the Originator could have done if it had continued to own such Loan. The Originator, the Borrower and the Deal Agent on behalf of the Lenders and each Hedge Counterparty shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Transferred Loans. In no event shall the Servicer be entitled to make any Lender, any Hedge Counterparty, the Custodian or the Deal Agent a party to any litigation without such party's express prior written consent, or to make the Borrower a party to any litigation (other than any routine foreclosure or similar collection procedure) without the Deal Agent's consent.

     (b) After an Early Amortization Event has occurred and it continuing, at the Deal Agent's direction the Servicer shall take such action as the Deal Agent may deem necessary or advisable to enforce collection of the Transferred Loans; provided, however, that the Deal Agent may, at any time that an Early
--------
Amortization Event has occurred and is continuing, notify any Obligor with respect to any Transferred Loans of the assignment of such Transferred Loans, to the Deal Agent and direct that payments of all amounts due or to become due to the Borrower thereunder be made directly to the Deal Agent or any servicer, collection agent or lockbox or other account designated by the Deal Agent and, upon such notification and at the expense of the Borrower, the Deal Agent may enforce collection of any such Transferred Loans and adjust, settle or compromise the amount or payment thereof.

     SECTION 6.4  COLLECTION OF PAYMENTS.
                  ----------------------

     (a) Collection Efforts, Modification of Loans.  The Servicer will make
         -----------------------------------------
reasonable efforts to collect all payments called for under the terms and provisions of the Loans included in the Collateral as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable Loans that it services for itself or others. The Servicer may not waive, modify or otherwise vary any provision of a Loan that is included in the Collateral, except as may be in accordance with the provisions of the Credit and Collection Policy. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing any Loan included in the Collateral.

     (b) Acceleration.  The Servicer shall accelerate the maturity of all or any
         ------------
Scheduled Payments under any Loan included in the Collateral under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period) promptly after such Loan becomes a Charged-Off Loan or such earlier or later time as is consistent with the Credit and Collection Policy.

     (c) Taxes and other Amounts.  To the extent provided for in any Loan
         -----------------------
included in the Collateral, the Servicer will use its best efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Loans or the Related Property and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

     (d) Establishment of the Collection Accounts.  The Servicer shall cause to
         ----------------------------------------
be established, on or before the Closing Date, and maintained in the name of the Borrower, and titled in the name of the Deal Agent as agent for the Secured Parties, with an office or branch of a depository institution or trust company organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank) a segregated corporate trust account (the  "Collection Account") for the
                                                  ------------------
purpose of receiving Collections from the Collateral; provided, however, that at
                                                      --------  -------
all times such depository institution or trust company shall be a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) which has either (1) a long-term unsecured debt rating of A- or better by S&P and A-3 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-1 or better by S&P or P-1 or better by Moody's, (B) the parent corporation of which has either (1) a long-term unsecured debt rating of A- or better by S&P and A-3 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-1 or better by S&P and P-1 or better by Moody's or (C) is otherwise acceptable to the Deal Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation (any such depository institution or trust company, a "Qualified Institution").
   ---------------------

     (e) Establishment of the Excess Spread Account.  The Servicer shall cause
         ------------------------------------------
to be established, on or before the Closing Date, and maintained in the name of Deal Agent, with a Qualified Institution an account (the "Excess Spread
                                                          -------------
Account") into which Collections shall be deposited pursuant to Section
-------
2.7(a)(ix) in a maximum amount such that the Overcollateralization Amount on any day equals or exceeds the Minimum Overcollateralization on such day. To the extent that, on any Payment Date, an Overcollateralization Excess exists and there are funds on deposit in the Excess Spread Account, an amount equal to the lesser of such Overcollateralization Excess and the amount on deposit in the Excess Spread Account shall be deposited, on such Payment Date, to the Interest Collection Account for application in accordance with Section 2.7.

     SECTION 6.5  SERVICER ADVANCES.
                  -----------------

     For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) which was due and payable pursuant to a Loan included in the Collateral during such Collection Period was not received prior to the end of such Collection Period, the Servicer shall make an advance in an amount up to the amount of such delinquent Scheduled Payment, or portion thereof (any such advance, a "Servicer Advance"); in addition, if on any day there are
                      ----------------
not sufficient funds on deposit in the Interest Collection Account to pay accrued Interest on any Advance the Collection Period of which ends on such day, the Servicer may, but shall not be obligated to, make an advance in the amount necessary to pay such Interest. Notwithstanding the preceding sentence, (i) the Servicer shall make a Servicer Advance with respect to any Loan included as part of the Collateral if, and only if, the Servicer determines (such determination to be conclusive and binding) in good faith that such Servicer Advance will ultimately be recoverable from future collections on, or the liquidation of, the Collateral, including any Hedge Collateral and (ii) any successor Servicer will not be obligated to make any Servicer Advances. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (Charlotte, North Carolina time) on the related Payment Date, in immediately available funds.

     SECTION 6.6  REALIZATION UPON CHARGED-OFF LOANS AND CHARGED-OFF LOANS.
                  --------------------------------------------------------

     The Servicer will use reasonable efforts to repossess or otherwise comparably convert the ownership of any Related Property with respect to a Charged-Off Loan and will act as sales and processing agent for Related Property which it repossesses. The Servicer will follow the practices and procedures set forth in the Credit and Collection Policy in order to realize upon such Related Property. Without limiting the foregoing, the Servicer may sell any such Related Property with respect any Charged-Off Loan to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof; any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Deal Agent identifying the Charged-Off Loan and the Related Property, setting forth the sale price of the Related Property and certifying that such sale price is the fair market value of such Related Property. In any case in which any such Related Property has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Related Property unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit to the Interest Collection Account the Recoveries received in connection with the sale or disposition of Related Property with respect to a Charged-Off Loan.

     SECTION 6.7  MAINTENANCE OF INSURANCE POLICIES.
                  ---------------------------------

     The Servicer will require that each Obligor with respect to a Loan included as part of the Collateral maintains an Insurance Policy with respect to each Loan that is an STL and the Related Property, in accordance with the Credit and Collection Policies. In connection with its activities as Servicer, the Servicer agrees to present, on behalf of the Deal Agent as agent for the Secured Parties, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each related Loan.

     SECTION 6.8  REPRESENTATIONS AND WARRANTIES OF SERVICER.
                  ------------------------------------------

     The Servicer represents and warrants to the Deal Agent, as agent for the Secured Parties, each Secured party, the Liquidity Agent and each Investor that, as of the Closing Date and on each Funding Date:

     (a) Organization and Good Standing.  The Servicer is a corporation duly
         ------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

     (b) Due Qualification.  The Servicer is qualified to do business as a
         -----------------
corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or Loan of its property and or the conduct of its business (other than the performance of its obligations hereunder) requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have an adverse effect on the interests of the Borrower or of the Lenders. The Servicer is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval and where the failure to qualify or obtain such license or approval would have material adverse effect on its ability to perform hereunder.

     (c) Power and Authority.  The Servicer has the corporate power and
         -------------------
authority to execute and deliver this Agreement and to carry out its terms. The Servicer has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action. The execution, delivery and performance of this Agreement does not contravene the Servicer's Certificate of Incorporation or by-laws.

     (d) No Violation.  The consummation of the transactions contemplated by,
         ------------
and the fulfillment of the terms of, this Agreement by the Servicer (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Servicer, or any term of any agreement, indenture, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to the Servicer or any of its properties.

     (e) No Consent.  No consent, approval, authorization, order, registration,
         ----------
filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Servicer or any of its properties is required to be obtained by or with respect to the Servicer in order for the Servicer to enter into this Agreement or perform its obligations hereunder.

     (f) Binding Obligation.  This Agreement constitutes a legal, valid and
         ------------------
binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

     (g) No Proceeding.  There are no proceedings or investigations pending or
         -------------
threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Servicer) materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement.

     (h) Reports Accurate.  No Servicer Certificate, information, exhibit,
         ----------------
financial statement, document, book, Servicer Record or report furnished or to be furnished by the Servicer to the Deal Agent or a Lender in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Deal Agent or such Lender, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

     SECTION 6.9  COVENANTS OF SERVICER.
                  ---------------------

     The Servicer hereby covenants that:

     (a) Compliance with Law.  The Servicer will comply in all material respects
         -------------------
with all laws and regulations of any Governmental Authority applicable to the Servicer or the Loans included in the Collateral and Related Property and Loan Documents or any part thereof.

     (b) Obligations with Respect to Loans; Modifications.  The Servicer will
         ------------------------------------------------
duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each Loan included in the Collateral and will do nothing to impair the rights of the Deal Agent as agent for the Secured Parties or of the Secured Parties in, to and under the Collateral. The Servicer will perform its obligations under the Loans included in the Collateral and will not change or modify such Loans other than as permitted in the Credit and Collection Policies.

     (c) Preservation of Security Interest.  The Servicer will execute and file
         ---------------------------------
such financing and continuation statements and any other documents which may be required by any law or regulation of any Governmental Authority to preserve and protect fully the interest of the Deal Agent as agent for the Secured Parties in, to and under the Collateral.

     (d) No Bankruptcy Petition.  With respect to VFCC, prior to the date that
         ----------------------
is one year and one day after the payment in full of all amounts owing in respect of all outstanding commercial paper issued by VFCC and, with respect to the Borrower, prior to the date that is one year and one day after the Collection Date, the Servicer will not institute against the Borrower or VFCC, or join any other Person in instituting against the Borrower or VFCC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 6.9(d) will survive the termination of this Agreement.

     (e) Amendments to Credit and Collection Policies.  The Servicer, without
         --------------------------------------------
the prior written consent of VFCC, will not agree or consent to or otherwise permit to occur any amendment, modification, change, supplement, or recession of the Credit and Collection Policies in whole or in part or in any manner that could have a material adverse effect upon the Loans or the interests of VFCC therein.

     (f) Year 2000 Compatibility.  The Servicer shall take all action necessary
         -----------------------
to assure that, prior to January 1, 2000, the Servicer's computer system is able to operate and effectively process data including dates on and after January 1, 2000. At the request of the Deal Agent, the Servicer shall provide assurance acceptable to the Deal Agent of the Servicer's Year 2000 compatibility.

     SECTION 6.10  THE CUSTODIAN.
                   -------------

     (a) Appointment; Custodial Duties.  The Borrower and the Deal Agent each
         -----------------------------
hereby appoints US Bank to act as Custodian hereunder, for the benefit of the Deal Agent, as agent for the Secured Parties. US Bank hereby accepts such appointment.

     The Custodian shall take and retain custody of the Loan Files delivered by the Borrower (or the Originator on behalf of the Borrower) pursuant to Section
3.2 hereof in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Deal Agent as agent for the Secured Parties. Immediately upon receipt of any such Loan File, the Custodian shall deliver to the Deal Agent a custodial receipt in form of Exhibit J hereto. Within five Business Days of its receipt of any Loan File, the Custodian shall review the related Loan Documents to verify that each Loan Document has been received, and executed and has no missing or mutilated pages and to confirm (in reliance on the related contract number and Obligor name) that such Loan is referenced on the related List of Loan and shall, at the expiration of such period, deliver to the Deal Agent a certification in the form of Exhibit K hereto. In order to facilitate the foregoing review by the Custodian, in connection with each delivery of Loan Files hereunder to the Custodian, the Servicer shall provide to the Custodian an electronic file (in EXCEL or a comparable format) that contains the related List of Loans or which otherwise contains the Loan number and the name of the Obligor with respect to each related Loan. If, at the conclusion of such review, the Custodian shall determine that any such Loan Document is not executed or in proper form on its face, or that it is not referenced on such List of Loans, the Custodian shall promptly notify the Borrower and the Deal Agent of such determination by providing a written report to such Persons setting forth, with particularity, the lack of execution of such Loan Document(s), that such Loan Document(s) has missing or mutilated pages, or the fact that such Loan Document(s) was not referenced on the related List of Loans. In addition, unless instructed otherwise in writing by the Borrower or the Deal Agent within 10 days of the Custodian's delivery of such report, the Custodian shall return any Loan File not referenced on such List of Loans to the Borrower. Other than the foregoing, the Custodian shall not have any responsibility for reviewing any Loan File.

     In taking and retaining custody of the Loan Files, the Custodian shall be deemed to be acting as the agent of the Deal Agent as agent for the Secured Parties, provided, however, that the Custodian makes no representations as to
         --------  -------
the existence, perfection or priority of any Lien on the Loan Files or the instruments therein, and provided, further, that the Custodian's duties as agent
                         --------  -------
shall be limited to those expressly contemplated herein. All Loan Files shall be kept in fireproof vaults or cabinets at the locations specified on Schedule VI attached hereto, or at such other office as shall be specified to the Deal Agent and the Borrower by the Custodian in a written notice delivered at least 45 days prior to such change. All Loan Files shall be placed together in a separate file cabinet with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Loan Files shall be clearly segregated from any other documents or instruments maintained by the Custodian. The Custodian shall clearly indicate that such Loan Files are the sole property of Borrower, subject to the security interest of the Deal Agent on behalf of the Secured Parties. In performing its duties, the Custodian shall use the same degree of care and attention as it employs with respect to similar Loan Files which it holds as Custodian.

     (b)  Concerning the Custodian.
          ------------------------

          (i) The Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and which in good faith it reasonably believes to be genuine and which has been signed by the proper party or parties. The Custodian may rely conclusively on and shall be fully protected by in acting upon (A) the written instructions of any designated officer of the Deal Agent or (B) the verbal instructions of any designated officer of the Deal Agent.

          (ii) The Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (iii) The Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission.

          (iv) The Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Loans or the Loan Documents, and will not be required to and will not make any representations as to the validity or value of any of the Loans. The Custodian shall not be obligated to take any legal action hereunder which might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

          (v) The Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Custodian.

          (vi) The Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.

          (vii) It is expressly agreed and acknowledged that the Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Loans.

     (c)    Release for Servicing.  From time to time and as appropriate for the
            ---------------------
enforcement or servicing of any of the Loans, the Custodian is hereby authorized, upon written receipt from the Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit L, to release to the Servicer the related Loan File or the documents set forth in such request and receipt to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Deal Agent in accordance with the terms of this Agreement. The Servicer shall return to the Custodian the Loan File or other such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Loan shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Custodian in the form annexed hereto as Exhibit L, the Servicer's request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Custodian to the Servicer.

     (d)    Limitation on Release.  The foregoing provision respecting release
            ---------------------
to the Servicer of the Loan Files and documents by the Custodian upon request by the Servicer shall be operative only to the extent that at any time the Custodian shall not have released to the Servicer active Loan Files or Loan Documents (including those requested) pertaining to more than 15 Loans at the time being serviced by the Servicer under this Agreement. Any additional Loan Files or documents requested to be released by the Servicer may be released only upon written authorization of the Deal Agent. The limitations of this paragraph shall not apply to the release of Loan Files to the Servicer pursuant to the immediately succeeding subsection.

     (e)    Release for Payment. Upon receipt by the Custodian of the Servicer's
            -------------------
request for release of documents and receipt in the form annexed hereto as Exhibit L (which certification shall include a statement to the effect that all amounts received in connection with the payment or repurchase referenced therein have been credited to the Collection Account as provided in this Agreement), the Custodian shall promptly release the related Loan File to the Servicer.

     (f)    Replacement or Resignation of Custodian. The Custodian may be
            ---------------------------------------
replaced by the Deal Agent or resign at any time, provided, that no such
                                                  --------
replacement or resignation shall be effective until an replacement Custodian has been appointed, has agreed to act as Custodian hereunder and has received all Loan Files held by the previous Custodian.

     SECTION 6.11  REPRESENTATIONS AND WARRANTIES OF CUSTODIAN.
                   -------------------------------------------

     The Custodian represents and warrants to the Deal Agent and the Secured Parties that:

     (a)    Organization and Good Standing. It is a national banking association
            ------------------------------
duly organized, validly existing and in good standing under the federal laws of the United States of America with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

     (b)    Power and Authority.  It has the power and authority to execute and
            -------------------
deliver this Agreement and to carry out its terms. It has duly authorized the execution, delivery and performance of this Agreement by all requisite action.

     (c)    No Violation.  The consummation of the transactions contemplated by,
            ------------
and the fulfillment of the terms of, this Agreement by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its articles of association, or any term of any material agreement, indenture, mortgage, deed of trust or other instrument to which it is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to it or any of its properties that might (in its reasonable judgment) materially and adversely affect the performance of its obligations under, or the validity or enforceability of, this Agreement.

     (d)    No Consent. No consent, approval, authorization, order,
            ----------
registration, filing, qualification,license or permit (collectively, the "Consents") of or with any Governmental Authority having jurisdiction over it or
 --------
any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder (except with respect to performance only, such Consents as it may need to obtain prior to the commencement of its performance of its duties hereunder in the certain jurisdictions outside of California, provided that in lieu of obtaining for itself the requisite Consents, it may and shall be permitted to delegate the performance of its duties to parties having the requisite Consents in such jurisdictions; provided, however, in the case of such delegation of its
               --------
performance shall not be relieved of its responsibility under this Agreement with respect to such duties) .

     (e)    Binding Obligation.  This Agreement constitutes its legal, valid and
            ------------------
binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

     (f)    No Proceeding.  There are no proceedings or investigations pending
            -------------
or, to the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its reasonable judgment) materially and adversely affect its performance or its obligations under, or the validity or enforceability of, this Agreement.

     SECTION 6.12  REPRESENTATIONS AND WARRANTIES OF BACKUP SERVICER.
                   -------------------------------------------------

            The Backup Servicer represents and warrants to the Deal Agent and the Secured Parties that:

     (a) Organization and Good Standing. It is a limited liability company duly
         ------------------------------
organized, validly existing and in good standing under the laws of the State of California with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

     (b) Power and Authority.  It has the power and authority to execute and
         -------------------
deliver this Agreement and to carry out its terms. It has duly authorized the execution, delivery and performance of this Agreement by all requisite action.

     (c) No Violation.  The consummation of the transactions contemplated by,
         ------------
and the fulfillment of the terms of, this Agreement by it will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its [articles of association] or operating agreement, or any term of any material agreement, indenture, mortgage, deed of trust or other instrument to which it is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to it or any of its properties that might (in its reasonable judgment) materially and adversely affect the performance of its obligations under, or the validity or enforceability of, this Agreement.

     (d) No Consent.  No consent, approval, authorization, order, registration,
         ----------
filing, qualification, license or permit (collectively, the "Consents") of or
                                                             --------
with any Governmental Authority having jurisdiction over it or any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder (except with respect to performance only, such Consents as it may need to obtain prior to the commencement of its performance of its duties hereunder in the certain jurisdictions outside of California, provided that in lieu of obtaining for itself the requisite Consents, it may and shall be permitted to delegate the performance of its duties to parties having the requisite Consents in such jurisdictions; provided, however, in the case of such delegation of its
               --------
performance shall not be relieved of its responsibility under this Agreement with respect to such duties).

     (e) Binding Obligation.  This Agreement constitutes its legal, valid and
         ------------------
binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

     (f) No Proceeding.  There are no proceedings or investigations pending or,
         -------------
to the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its reasonable judgment) materially and adversely affect its performance or its obligations under, or the validity or enforceability of, this Agreement.

     SECTION 6.13  PAYMENT OF CERTAIN EXPENSES BY SERVICER.
                   ---------------------------------------

     The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of legal counsel and independent accountants, Taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Borrower. The Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Accounts and Excess Spread Account. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

     SECTION 6.14  REPORTS.
                   -------

     (a) Monthly Report.  With respect to each Determination Date and the
         --------------
related Collection Period, the Servicer will provide to the Borrower and the Deal Agent, on the related Reporting Date, a monthly statement (a "Monthly
                                                                   -------
Report"), signed by a Responsible Officer of the Servicer and substantially in
------
the form of Exhibit E.
            ---------

     (b) Servicer's Certificate.  Together with each Monthly Report, the
         ----------------------
Servicer shall submit to the Deal Agent a certificate (a "Servicer's
                                                          ----------
Certificate"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit F.
               ---------

     (c) Financial Statements.  The Servicer will submit to the Deal Agent,
         --------------------
within 45 days following the end of each of the Servicer's fiscal quarters (other than the final fiscal quarter), commencing for the fiscal quarter ending on March 31, 1999, unaudited financial statements of the Servicer (including an analysis of delinquencies and losses for each fiscal quarter) as of the end of each such fiscal quarter. The Servicer shall submit to the Deal Agent, within 90 days following the end of the Servicer's fiscal year, commencing with the fiscal year ending on December 31, 1998, annual audited financial statements as of the end of such fiscal year.

     SECTION 6.15  ANNUAL STATEMENT AS TO COMPLIANCE.
                   ---------------------------------

     The Servicer will provide to the Deal Agent, within 90 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 1999, an annual report signed by a Responsible Officer of the Servicer certifying that (a) a review of the activities of the Servicer, and the Servicer's performance pursuant to this Agreement, for the period ending on the last day of such fiscal year has been made under such Person's supervision and
(b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Termination Event has occurred and is continuing (or if a Servicer Termination Event has so occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such event, and, if a Servicer Termination Event occurred during such year and no notice thereof has been given to the Deal Agent, specifying such Servicer Termination Event and the steps taken to remedy such event).

     SECTION 6.16  ANNUAL INDEPENDENT PUBLIC ACCOUNTANT'S SERVICING REPORTS.
                   --------------------------------------------------------

     The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Deal Agent, within 90 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on December 31, 1999, (i) a report relating to such fiscal year to the effect that (A) such firm has reviewed certain documents and records relating to the servicing of the Loans included in the Collateral, and (B) based on such examination, such firm is of the opinion that the Monthly Reports for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report and (ii) a report covering such fiscal year to the effect that such accountants have applied certain agreed-upon procedures (which procedures shall have been approved by the Deal Agent) to certain documents and records relating to the servicing of Loans under this Agreement, compared the information contained in the Monthly Reports and the Servicer's Certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Article VI of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement.

     SECTION 6.17  ADJUSTMENTS.
                   -----------

     If (i) the Servicer makes a deposit into the Collection Accounts in respect of a Collection of a Loan included in the Collateral and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Accounts to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid on the date such payment was due.

     SECTION 6.18  CUSTODIAL COMPENSATION.
                   ----------------------

     As compensation for its custodial activities hereunder and reimbursement for its expenses, the Custodian shall be entitled to receive a custodial fee (the "Custodial Fee") as provided in the Custodian Fee Letter.
      -------------

     SECTION 6.19  LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.
                   --------------------------------------------------

     Except as provided herein, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Deal Agent, the Lenders or any other Person for any action taken or for refraining from the taking of any action expressly provided for in this Agreement; provided, however, that this
                                                 --------  -------
provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its willful misconduct hereunder.

     The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Loans in accordance with this Agreement that in its reasonable opinion may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any legal action relating to the servicing, collection or administration of Loans and the Related Property that it may reasonably deem necessary or appropriate for the benefit of the Secured Parties with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Secured Parties hereunder.

     SECTION 6.20  INDEMNIFICATION OF THE BORROWER, THE DEAL AGENT, THE
                   ----------------------------------------------------
                   LIQUIDITY AGENT AND THE SECURED PARTIES.
                   ---------------------------------------

     The Servicer shall indemnify and hold harmless each Indemnified Party from and against any loss, liability, expense, damage or injury suffered or sustained by any Indemnified Party by reason of any acts, omissions or alleged acts or omissions of the Servicer, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, but excluding allocations of overhead expenses of any such Indemnified Party or other non-monetary damages of any such Indemnified Party. Notwithstanding the foregoing, the Servicer shall not indemnify an Indemnified Party if such loss, liability, expense, damage or injury results or arises (i) as a result of fraud, gross negligence or willful misconduct by such Indemnified Party; or (ii) under any federal, state or local income or franchise taxes or any other Tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Borrower, the Deal Agent, the Liquidity Agent or the Secured Parties in connection herewith to any taxing authority to the extent the same includes losses, damages or claims that would constitute credit recourse to Servicer for the amount of any Loan or Related Property not paid by the related Obligor. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. If the Servicer has made any indemnity payment pursuant to this Section 6.20 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts, the recipient shall repay to the Servicer an amount equal to the amount it has collected from others in respect of such indemnified amounts.

     If for any reason the indemnification provided above in this Section 6.20 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then Servicer shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Servicer on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

     The parties hereto agree that the provisions of this Section 6.20 shall not be interpreted to provide recourse to the Servicer against loss by reason of the bankruptcy or insolvency (or other credit condition) of, or default by, related Obligor on, any Collateral.

     Any indemnification pursuant to this Section shall not be payable from the Collateral.

     The obligations of the Servicer under this Section 6.20 shall survive the resignation or removal of the Deal Agent and the Liquidity Agent, and the termination of this Agreement.

     SECTION 6.21  THE SERVICER NOT TO RESIGN.
                   --------------------------

     Subject to Section 6.23, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon the Servicer's determination that
(i) the performance of its duties hereunder is or becomes impermissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Deal Agent. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.26.

     SECTION 6.22  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE
                   -------------------------------------------------------------
                   LOANS.
                   -----

     The Servicer, or the Custodian, as applicable, shall provide to the Deal Agent access to the Loan Documents and all other documentation regarding the Loans included as part of the Collateral and the Related Property in such cases where the Deal Agent is required in connection with the enforcement of the rights or interests of the Lenders, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only
(i) upon two business days' prior written request, (ii) during normal business hours and (iii) subject to the Servicer's normal security and confidentiality procedures. Prior to the Closing Date and periodically thereafter at the discretion of the Deal Agent, the Deal Agent may review the Servicer's collection and administration of the Loans in order to assess compliance by the Servicer with the Servicer's written policies and procedures, as well as with this Agreement and may conduct an audit of the Loans, Loan Documents and Records in conjunction with such a review; provided, however, that prior to the occurrence of an Early Amortization Event, the Deal Agent shall limit such audits to no more than four (4) per calendar year. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. The Borrower shall bear the cost of such audits; provided, however, that prior to the occurrence of an Early Amortization Event, the Borrower shall be responsible for no more than $5,000 per audit.

     SECTION 6.23  MERGER OR CONSOLIDATION OF THE SERVICER.
                   ---------------------------------------

     The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person and unless:

          (i) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Deal Agent in form satisfactory to the Deal Agent, the performance of every covenant and obligation of the Servicer hereunder (to the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

          (ii) the Servicer shall have delivered to the Deal Agent an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 6.24 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to the successor entity and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States of America or any State or the District of Columbia. The Deal Agent shall receive prompt written notice of such merger or consolidation of the Servicer; and

          (iii) after giving effect thereto, no Early Amortization Event or Servicer Default or an event which with notice or lapse of time or both would constitute such an Early Amortization Event or Servicer Default shall have occurred.

     SECTION 6.24  IDENTIFICATION OF RECORDS.
                   -------------------------

     The Servicer shall clearly and unambiguously identify each Loan that is part of the Collateral and the Related Property in its computer or other records to reflect that the interest in such Loans and Related Property have been transferred to and are owned by the Borrower and that the Deal Agent has the interest therein granted by Borrower pursuant to this Agreement.

     SECTION 6.25  SERVICER TERMINATION EVENTS.
                   ---------------------------

     (a) If any one of the following events (a "Servicer Termination Event")
                                                --------------------------
shall occur and be continuing on any day:

          (i) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Deal Agent as required by this Agreement, or to deliver any Required Reports hereunder on or before the date occurring two Business Days after the date such payment, transfer, deposit, instruction of notice or report is required to be made or given, as the case may be, under the terms of this Agreement;

          (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Transaction Document which continues unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Deal Agent and
     (ii) the date on which the Servicer becomes aware thereof;

          (iii) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, and which continues to be unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer by the Deal Agent and
     (ii) the date on which the Servicer becomes aware thereof;

          (iv) the Servicer shall fail in any material respect to service the Loans in accordance with the Credit and Collection Policies;

          (v) an Insolvency Event shall occur with respect to the Servicer;

          (vi) the Servicer materially alters the Credit and Collection Policy without the prior written consent of the Deal Agent;

          (vii) any financial or asset information reasonably requested by the Deal Agent or the Lender as provided herein is not provided as requested within five (5) Business Days of the receipt by the Servicer of such request;

          (viii) the rendering against the Servicer of a final judgment, decree or order for the payment of money in excess of U.S. $1,000,000 (individually or in the aggregate) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 61 consecutive days without a stay of execution;

          (ix) the failure of the Servicer to make any payment due with respect to aggregate recourse debt or other obligations with an aggregate principal amount exceeding U.S. $1,000,000 or the occurrence of any event or condition which would permit acceleration of such recourse debt or other obligations if such event or condition has not been waived; or

          (x) the Servicer is not HCFP or a direct or indirect wholly-owned subsidiary of HCFP.

Notwithstanding anything herein to the contrary, so long as any such Servicer Termination Events shall not have been remedied at the expiration of any applicable cure period, the Deal Agent or the Lender, by written notice to the Servicer (a "Termination Notice"), may, subject to the provisions of Section
             ------------------
6.26, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. The Borrower shall pay all reasonable set-up and conversion costs associated with the transfer of servicing rights to the Successor Servicer.

     SECTION 6.26  APPOINTMENT OF SUCCESSOR SERVICER.
                   ---------------------------------

     (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 6.25, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Deal Agent in writing. The Deal Agent may at the time described in the immediately preceding sentence in its sole discretion, appoint the Backup Servicer as the Servicer hereunder, and the Backup Servicer shall on such date assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer; provided, however, that the
                                                    --------  -------
Successor Servicer shall not (i) be responsible or liable for any past actions or omissions of the outgoing Servicer or (ii) be obligated to make Servicer Advances. In the event that the Deal Agent does not so appoint the Backup Servicer, there is no Backup Servicer or the Backup Servicer is unwilling or unable to assume such obligations on such date, the Deal Agent shall as promptly as possible appoint a successor servicer (the Backup Servicer or any such other successor, the "Successor Servicer"), and such Successor Servicer shall accept
                ------------------
its appointment by a written assumption in a form acceptable to the Deal Agent. If the Deal Agent within 60 days of receipt of a Termination Notice is unable to obtain any bids from eligible Servicers and the Servicer delivers an Officer's Certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, then the Deal Agent shall offer the Originator the right to accept retransfer of all the Assets and the Originator may accept re-transfer of all the Assets, provided, however, that if the long-
                                          --------  ------
term unsecured debt obligations of the Originator are not rated at the time of such purchase at least investment grade, no such re-transfer shall occur unless the Borrower shall deliver an Opinion of Counsel reasonably acceptable to the Deal Agent that such re-transfer would not constitute a fraudulent conveyance of the Borrower. If the Originator is unable to make such purchase, including, without limitation because it is not able to satisfy requirements of the preceding proviso clause, then the Deal Agent may arrange for the sale of the Loans, on then-prevailing market terms, to any Person chosen by the Deal Agent. The amount to be paid and deposited in respect of such re-transfer shall be equal to the sum of the Advances Outstanding plus all accrued and unpaid Interest thereon, together with all Breakage Costs and Hedge Breakage Costs. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Deal Agent shall petition a court of competent Jurisdiction to appoint any established financial institution having a net worth of not less than

U.S. $250,000,000 and whose regular business includes the servicing of Contracts as the Successor Servicer hereunder.

     (b) Upon its appointment as successor to the Servicer, the Backup Servicer (subject to Section 6.26(a)) or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement, shall assume all Servicing Duties hereunder and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable.

     (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Servicer under this Agreement and shall pass to and be vested in the successor Servicer and, without limitation, the successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Collateral.

     (d) Upon the Backup Servicer receiving notice that it is required to serve as the Servicer hereunder pursuant to the foregoing provisions of this Section 6.26, the Backup Servicer will promptly begin the transition to its role as Servicer.

     (e) The Backup Servicer shall be entitled to receive its reasonable costs incurred in transitioning to Servicer.

     SECTION 6.27  NOTIFICATION.
                   ------------

     Upon the Servicer becoming aware of the occurrence of any Servicer Termination Event, the Servicer shall promptly give written notice thereof to the Deal Agent.

     SECTION 6.28  PROTECTION OF RIGHT, TITLE AND INTEREST TO COLLATERAL.
                   -----------------------------------------------------

     The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Deal Agent as agent for the Secured Parties and of the Secured Parties to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Deal Agent as agent for the Secured Parties hereunder to all property comprising the Collateral.
The Servicer shall deliver to the Deal Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Borrower shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section.

     SECTION 6.29    BACKUP SERVICER.
                     ---------------

     (a) On or before the date on which the initial Advance occurs and until the receipt by the Servicer of a Termination Notice, the Backup Servicer shall perform, on behalf of the Deal Agent and the Secured Parties, the following duties and obligations:

           (i) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Reports in hard copy and on computer tape; provided, however,
                                                            --------  -------
     the computer tape is in an MS-DOS, PC readable ASCII format or format to be agreed upon by the Backup Servicer and the Servicer on or prior to closing.

          (ii) Not later than 12:00 noon New York time two Business Days prior to each Reporting Date, the Servicer shall provide to the Backup Servicer and the Backup Servicer shall accept delivery of tape (the "Tape") from the
                                                                 ----
     Servicer, which shall include but not be limited to the following information: (x) for each Loan, the name and number of the related Obligor, the collection status, the contract status, the date of each Scheduled Payment and the outstanding principal balance and (y) the Aggregate Loan Balance.

     (b) On or before the initial Funding Date, and until the receipt by the Servicer of a Termination Notice, the Backup Servicer shall perform, on behalf of the Secured Parties and the Deal Agent, the following duties and obligations:

           (i) Prior to the related Payment Date, the Backup Servicer shall review the Monthly Report to ensure that it is complete on its face and that the following items in such Monthly Report have been accurately calculated, if applicable, and reported: (A) the Aggregate Loan Balance,
     (B) the Backup Servicing Fee, (C) the average Loan Balance, (D) the Loans that are 30 or more days Delinquent (other than Charged-Off Loans), (E) the Charged-Off Loans, (F) the Portfolio Yield, (G) the Delinquency Ratio for the current Collection Period and the two immediately preceding Collection Periods, (H) the Charged-Off Ratio for the current Collection Period and the two immediately preceding Collection Periods, (I) the Rolling Three-Month Delinquency Ratio and (J) the Rolling Three-Month Charged-Off Ratio. The Backup Servicer shall notify the Deal Agent and the Servicer of any disagreements with the Monthly Report based on such review not later than the Business Day preceding such Payment Date to such Persons.

          (ii) If the Servicer disagrees with the report provided under paragraph (i) above by the Backup Servicer or if the Servicer or any subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Servicer if possible, and notify the Deal Agent of the resolution thereof. The Servicer hereby agrees to cooperate at its own expense, with the Backup Servicer in reconciling any discrepancies herein. If within 20 days after the delivery of the report provided under paragraph (i) above by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify the Deal Agent of the continued existence of such discrepancy. Following receipt of such notice by the Deal Agent, the Servicer shall deliver to the Deal Agent, the Secured Parties, and the Backup Servicer no later than the related Payment Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

     With respect to the foregoing, the Backup Servicer, in the performance of its duties and obligations hereunder, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

     (c) After the receipt of an effective Termination Notice by the Servicer in accordance with this Agreement, all authority, power, rights and responsibilities of the Servicer, under this Agreement, whether with respect to the Loans or otherwise shall pass to and be vested in the Backup Servicer, subject to and in accordance with the provisions of Section 6.26, as long as the Backup Servicer is not prohibited by an applicable provision of law from fulfilling the same, as evidenced by an Opinion of Counsel.

     (d) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

     (e) As compensation for its back-up servicing obligations hereunder, the Backup Servicer shall be entitled to receive the Backup Servicing Fee in respect of each Collection Period (or portion thereof) until the first to occur of the date on which the Backup Servicer becomes a Successor Servicer, resigns or is removed as Backup Servicer or termination of this Agreement.

     (f) The Backup Servicer may be removed with or without cause by the Deal Agent by notice given in writing to the Backup Servicer. In the event of any such removal, a replacement Backup Servicer may be appointed by (i) the Servicer, acting with the consent of the Deal Agent or (ii) if no such replacement is appointed within 30 days following such removal, by the Deal Agent.

     (g) The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting on the routine and ordinary day-to-day operations for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses which result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

     (h) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Secured Parties, the Deal Agent, the Liquidity Agent, the Custodian and the Backup Servicer each agree to look only to the Servicer to perform such obligations. The Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Asset or Contract under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Loan, or (v) the acts or omissions of any successor Backup Servicer.

     (i) As compensation for its services as Backup Servicer hereunder, the Backup Servicer shall be entitled to receive a fee (the "Backup Servicer Fee")
                                                         -------------------
as provided in the Backup Servicer Fee Letter.

     (j) The Backup Servicer shall cause to be delivered to the Deal Agent an Opinion of Counsel in form and substance satisfactory to the Deal Agent within ten (10) Business Days following the Closing Date.

      SECTION 6.30    THE EVALUATOR.
                      -------------

     (a) The Evaluator hereby represents and warrants to each of the Deal Agent, the Liquidity Agent and each of the Secured Parties that, on or prior to the Funding Date on which a Loan becomes part of the Collateral hereunder, (i) the Evaluator has performed an audit of the related Obligor, its business and its collection systems and made an assessment of the collateral securing such Loan, (ii) such audit and assessment was performed in accordance with the Evaluation Policy, (iii) the Evaluator has assigned to the Obligor and the Loan a Liquidity Factor in accordance with the Credit and Collection Policy and the Evaluation Policy and (iv) the results of both such audit and assessment were satisfactory, as determined in accordance with the Evaluation Policy.

     (b) The Evaluator hereby agrees that (i) it will not amend, modify, change, replace or restate any portion or all of the Evaluation Policy in any manner that could be adverse to the Deal Agent, the Liquidity Agent or any of the Secured Parties, (ii) perform an audit of each Obligor, its business and its collection systems and made an assessment of the collateral securing such Loan on or prior to the date any Loan becomes a part of the Collateral.

     (c) The Evaluator shall indemnify and hold harmless each Indemnified Party from and against any loss, liability, expense, damage or injury suffered or sustained by any Indemnified Party by reason of any acts, omissions or alleged acts or omissions of the Evaluator, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, but excluding allocations of overhead expenses of any such Indemnified Party or other non-monetary damages of any such Indemnified Party. Notwithstanding the foregoing, the Servicer shall not indemnify an Indemnified Party if such loss, liability, expense, damage or injury results or arises (i) as a result of fraud, gross negligence or willful misconduct by such Indemnified Party; and (ii) under any federal, state or local income or franchise taxes or any other Tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by such Indemnified Party in connection herewith to any taxing authority. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. If the Evaluator has made any indemnity payment pursuant to this Section 6.30(c) and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such indemnified amount, the recipient shall repay to the Evaluator an amount equal to the amount it has collected from others in respect of such indemnified amounts. The obligations of the Evaluator under this Section 6.30(c) shall survive the resignation or removal of the Evaluator, and the termination of this Agreement.

     (d) The Evaluator may be replaced at any time during the term of this Agreement by delivery to the Evaluator of a written termination notice from the Deal Agent, any such termination to be effective on the date set forth in such written notice.

      SECTION 6.31    DECREMENTATION FACTOR REPORT.
                      ----------------------------

      The Servicer shall deliver to the Deal Agent a report setting forth a Decrementation Factor for each Insurer whose receivables secure any Loan that is a part of the Collateral. Such Decrementation Factor Report shall be delivered to the Deal Agent on or before the initial Funding Date and shall be supplemented on or before each Funding Date and on each Reporting

Date. The Servicer shall amend and update the Decrementation Factor Report as necessary to reflect the Servicer's good faith assessment of the collectibility of each Insurer's receivables. The Servicer represents and warrants to the Deal Agent, the Liquidity Agent and each Secured Party that each Decrementation Factor has been established by the Servicer in good faith and represents the good faith judgment of the Servicer concerning the collectibility of receivables owed by the applicable Insurer and that each Decrementation Factor Report is true, complete and accurate as of the date of such report.


                                  ARTICLE VII

                           EARLY AMORTIZATION EVENTS

     SECTION 7.1  EARLY AMORTIZATION EVENTS.
                  -------------------------

     If any of the following events (each, an "Early Amortization Event") shall
                                               ------------------------
occur and be continuing:

     (a) the Borrower shall default in the payment of any amount required to be made under the terms of this Agreement and such failure continues unremedied for a period of two (2) Business Days after the due date set forth herein for such payment, or if no due date is specified, such failure continues for a period of 30 days after written request for such payment has been made; or

     (b) an Overcollateralization Shortfall exists for a period of three (3) consecutive days; or

     (c) the amount of Advances Outstanding shall exceed the Borrowing Base for more than three (3) Business Days; or

     (d) (i) the Borrower shall fail to perform or observe in any material respect any other covenant or other agreement of the Borrower set forth in this Agreement, or (ii) the Originator shall fail to perform or observe in any material respect any term, covenant or agreement of such Originator set forth in the Purchase Agreement, in each case when such failure continues unremedied for more than thirty (30) days after written notice thereof shall have been given by the Deal Agent or the Custodian to such Person; or

     (e) any representation or warranty made or deemed made hereunder shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such incorrect representation or warranty shall not have been eliminated or otherwise cured within a period of thirty (30) days after written notice thereof shall have been given by the Deal Agent or the Custodian to the Borrower; or

     (f) an Insolvency Event shall occur with respect to the Borrower or the Originator; or

     (g)    a Servicer Termination Event occurs; or

     (h) the earlier to occur of the date (i) on which the Originator does not directly own 100% of the outstanding shares of stock of the Borrower and
(ii) on which the Guarantor does not directly 100% of the outstanding shares of stock of the Originator; or

     (i) the Borrower or the Originator defaults in making any payment required to be made under any material agreement for borrowed money to which either is a party and such default is not cured within the relevant cure period; or

     (j) the Deal Agent, as agent for the Secured Parties, shall fail for any reason to have a valid and perfected first priority security interest in the any of the Collateral; or

     (k) (i) a final judgment for the payment of money in excess of $5,000,000 (individually or in the aggregate) shall have been rendered against the Originator or $100,000 (individually or in the aggregate) against the Borrower by a court of competent jurisdiction and, if such judgment relates to the Originator, the Originator shall have failed to either: (1) discharged or provided for the discharge of such judgment in accordance with its terms, or (2) perfected a timely appeal of such judgment and caused the execution thereof to be stayed (by supersedes or otherwise during the pendency of such appeal or (ii) the Originator or the Borrower, as the case may be, shall have made payments of amounts in excess of $2,000,000 or $100,000, respectively, in settlement of any litigation; or

     (l) the Borrower or Originator agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or recession of or to the Credit and Collection Policies in whole or in part that could have a adverse effect upon the Loans or interest of any Secured Party, without the prior consent of the Deal Agent; or

     (m) on any Determination Date, the Portfolio Yield does not equal or exceed Minimum Portfolio Yield and such failure continues for a period of fifteen (15) consecutive days; or

     (n) on any Determination Date, any of the Hedge Requirements is not satisfied and not equal or exceed Minimum Portfolio Yield and such failure continues for a period of fifteen (15) consecutive days; or

     (o)    the Rolling Three-Month Delinquency Ratio shall exceed 6.0%; or

     (p)    the Rolling Three-Month Charged-Off Ratio shall exceed 1.5%; or

     (q)    the Collection Ratio shall exceed 250% for any Collection Period; or

     (r) the Collection Ratios for three (3) of any four (4) consecutive Collection Periods shall exceed 200%; or

     (s) the Tangible Net Worth of the Guarantor shall not exceed $175 million; or

     (t) fewer than two (2) Approved Senior Managers are employed in senior management positions by, and are active in the daily management of the business of, the Guarantor or, if, as a result of the deaths or disabilities of such Approved Senior Managers, fewer than one (1) Approved Senior Manager is employed in a senior management position by, and is active in the daily management of the business of, the Guarantor; or

     (u) the Borrower shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

then, and in any such event, the Deal Agent shall, at the request, or may with the consent, of the Required Investors, by notice to the Borrower declare the Termination Date to have occurred, without demand, protest or future notice of any kind, all of which are hereby expressly waived by the Borrower, and all Advances and all other amounts owing by the Borrower under this Agreement shall be accelerated and become immediately due and payable, provided, that in the
                                                       --------
event that the Termination Event described in subsection (f) herein has occurred, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                 ARTICLE VIII

                                INDEMNIFICATION

     SECTION 8.1  INDEMNITIES BY THE BORROWER.
                  ---------------------------

     Without limiting any other rights which the Deal Agent, the Liquidity Agent, any Lender or its assignee, or any of their respective Affiliates may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Deal Agent, the Liquidity Agent, any Secured Party or its assignee and each of their respective Affiliates and officers, directors, employees and agents thereof (collectively, the "Indemnified Parties") from and against any and all
                            -------------------
damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred
                             -------------------
by, any such Indemnified Party or other non-monetary damages of any such Indemnified Party any of them arising out of or as a result of this Agreement, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party. Without limiting the foregoing, the Borrower shall indemnify the Indemnified Parties for Indemnified Amounts relating to or resulting from:

          (i) any Loan treated by the Borrower as or represented by the Borrower to be an Eligible Loan which is not at the applicable time an Eligible Loan;

          (ii) reliance on any representation or warranty made or deemed made by the Borrower, the Servicer (or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

          (iii) the failure by the Borrower or the Servicer (or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Loan comprising a portion of the Collateral, the Related Property, or the nonconformity of any Loan, the Related Property with any such applicable law, rule or regulation or any failure by the Originator, the Borrower or any Affiliate thereof to perform its respective duties under the Loans included as a part of the Collateral;

          (iv) the failure to vest and maintain vested in the Deal Agent a first priority perfected security interest in the Collateral;

          (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Collateral whether at the time of any Advance or at any subsequent time and as required by the Transaction Documents;

          (vi) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Loan included as part of the Collateral which is, or is purported to be, an Eligible Loan (including, without limitation, a defense based on the Loan not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

          (vii) any failure of the Borrower or the Servicer (if the Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Borrower or any Affiliate thereof to perform its respective duties under the Loans;

          (viii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Loan included as part of the Collateral or the Related Property included as part of the Collateral;

          (ix) the failure by Borrower to pay when due any Taxes for which the Borrower is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Collateral;

          (x) any repayment by the Deal Agent, the Liquidity Agent or a Secured Party of any amount previously distributed in reduction of Advances Outstanding or payment of Interest or any other amount due hereunder or under any Hedge Agreement, in each case which amount the Deal Agent, the Liquidity Agent or a Secured Party believes in good faith is required to be repaid;

          (xi) any investigation, litigation or proceeding related to this Agreement that is either not commenced by the Indemnified Party or if so commenced, in which such Indemnified Party is the prevailing party or the use of proceeds of Advances or in respect of any Loan included as part of the Collateral or the Related Property included as part of the Collateral;

          (xii) any failure by the Borrower to give reasonably equivalent value to the Originator in consideration for the transfer by the Originator to the Borrower of any Loan or the Related Property or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

          (xiii) the failure of the Borrower, the Originator or any of their respective agents or representatives to remit to the Servicer or the Deal Agent, Collections on the Collateral remitted to the Borrower or any such agent or representative in accordance with the terms hereof or the commingling by the Borrower or any Affiliate of any Collections.

     Notwithstanding the foregoing, in no event shall any Indemnified Party be indemnified against any damages, losses or claims (a) to the extent such losses are or result from lost profits, or (b) to the extent such Indemnified Amounts are or result from taxes asserted with respect to taxes on, or measured by, the net income of the applicable Indemnified party.

     Any amounts subject to the indemnification provisions of this Section 8.1 shall be paid by the Borrower solely pursuant to the provisions of Section 2.7 hereof to the Deal Agent within two Business Days following the Deal Agent's demand therefor.


                                  ARTICLE IX

                    THE DEAL AGENT AND THE LIQUIDITY AGENT

     SECTION 9.1  AUTHORIZATION AND ACTION.
                  ------------------------

     (a) Each Secured Party hereby designates and appoints the Deal Agent as Deal Agent hereunder, and authorizes the Deal Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Deal Agent shall be read into this Agreement or otherwise exist for the Deal Agent. In performing its functions and duties hereunder, the Deal Agent shall act solely as agent for the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Deal Agent shall not be required to take any action which exposes the Deal Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of the Deal Agent hereunder shall terminate at the indefeasible payment in full of the Obligations.

     (b) Each Investor hereby designates and appoints First Union as Liquidity Agent hereunder, and authorizes the Liquidity Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Liquidity Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Liquidity Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Liquidity Agent shall be read into this Agreement or otherwise exist for the Liquidity Agent. In performing its functions and duties hereunder, the Liquidity Agent shall act solely as agent for the Investors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Liquidity Agent shall not be required to take any action which exposes the Liquidity Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of the Liquidity Agent hereunder shall terminate at the indefeasible payment in full of the Obligations.

     SECTION 9.2  DELEGATION OF DUTIES.
                  --------------------

     (a) The Deal Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     (b) The Liquidity Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Liquidity Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION 9.3  EXCULPATORY PROVISIONS.
                  ----------------------

     (a) Neither the Deal Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Deal Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The Deal Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Deal Agent shall not be deemed to have knowledge of any Early Amortization Event unless the Deal Agent has received notice from the Borrower or a Secured Party.

     (b) Neither the Liquidity Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Liquidity Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to the Deal Agent or any of the Lenders for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The Liquidity Agent shall not be under any obligation to the Deal Agent or any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Liquidity Agent shall not be deemed to have knowledge of any Early Amortization Event unless the Liquidity Agent has received notice from the Borrower, the Deal Agent or a Secured Party.

     SECTION 9.4  RELIANCE.
                  --------

     (a) The Deal Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Deal Agent. The Deal Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of VFCC or the Required Investors or all of the Secured Parties, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders; provided, that, unless and until
                                                --------  ----
the Deal Agent shall have received such advice, the Deal Agent may take or refrain from taking any action, as the Deal Agent shall deem advisable and in the best interests of the Lenders. The Deal

Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of VFCC or the Required Investors or all of the Secured Parties, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

     (b) The Liquidity Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Liquidity Agent. The Liquidity Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of Required Investors as it deems appropriate or it shall first be indemnified to its satisfaction by the Investors, provided that unless and until the Liquidity Agent shall have
           --------
received such advice, the Liquidity Agent may take or refrain from taking any action, as the Liquidity Agent shall deem advisable and in the best interests of the Investors. The Liquidity Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Investors and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Investors.

     SECTION 9.5  NON-RELIANCE ON DEAL AGENT, LIQUIDITY AGENT AND OTHER LENDERS.
                  -------------------------------------------------------------

     Each Secured Party expressly acknowledges that neither the Deal Agent, the Liquidity Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agent or the Liquidity Agent hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Deal Agent or the Liquidity Agent. Each Secured Party represents and warrants to the Deal Agent and to the Liquidity Agent that it has and will, independently and without reliance upon the Deal Agent, the Liquidity Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement.

     SECTION 9.6  REIMBURSEMENT AND INDEMNIFICATION.
                  ---------------------------------

     The Investors agree to reimburse and indemnify VFCC, the Deal Agent, the Liquidity Agent and each of their respective officers, directors, employees, representatives and agents ratably according to their pro rata shares, to the extent not paid or reimbursed by the Borrower (i) for any amounts for which VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, acting in its capacity as Deal Agent, is entitled to reimbursement by the Borrower hereunder and (ii) for any other expenses incurred by VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, in its capacity as Deal Agent and acting on behalf of the Secured Parties, in connection with the administration and enforcement of this Agreement.

     SECTION 9.7  DEAL AGENT AND LIQUIDITY AGENT IN THEIR INDIVIDUAL CAPACITIES.
                  -------------------------------------------------------------

     The Deal Agent, the Liquidity Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though the Deal Agent or the Liquidity Agent, as the case may be, were not the Deal Agent or the Liquidity Agent, as the case may be, hereunder. With respect to the acquisition of Advances pursuant to this Agreement, the Deal Agent, the Liquidity Agent and each of their respective Affiliates shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Deal Agent or the Liquidity Agent, as the case may be, and the terms "Investor," "Lender," "Investors" and "Lenders" shall include the Deal Agent or the Liquidity Agent, as the case may be, in its individual capacity.

     SECTION 9.8  SUCCESSOR DEAL AGENT OR LIQUIDITY AGENT.
                  ---------------------------------------

     (a) The Deal Agent may, upon 5 days' notice to the Borrower and the Lenders, and the Deal Agent will, upon the direction of all of the Lenders (other than the Deal Agent, in its individual capacity) resign as Deal Agent. If the Deal Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Lenders a successor agent. If for any reason no successor Deal Agent is appointed by the Required Investors during such 5-day period, then effective upon the expiration of such 5-day period, the Lenders shall perform all of the duties of the Deal Agent hereunder and the Borrower shall make all payments in respect of the Obligations or under any fee letter delivered by the Originator to the Deal Agent and the Secured Parties directly to the applicable Secured Parties and for all purposes shall deal directly with the Secured Parties. After any retiring Deal Agent's resignation hereunder as Deal Agent, the provisions of Article VIII and Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Deal Agent under this Agreement.

     (b) The Liquidity Agent may, upon 5 days' notice to the Borrower, the Deal Agent and the Investors, and the Liquidity Agent will, upon the direction of all of the Investors (other than the Liquidity Agent, in its individual capacity) resign as Liquidity Agent. If the Liquidity Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Investors a successor Liquidity Agent. If for any reason no successor Liquidity Agent is appointed by the Required Investors during such 5-day period, then effective upon the expiration of such 5-day period, the Investors shall perform all of the duties of the Liquidity Agent hereunder and all payments in respect of the Advances Outstanding. After any retiring Liquidity Agent's resignation hereunder as Liquidity Agent, the provisions of Article VIII and Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement.

                                   ARTICLE X

                          ASSIGNMENTS; PARTICIPATIONS

     SECTION 10.1  ASSIGNMENTS AND PARTICIPATIONS.
                   ------------------------------

     (a) Each Investor may upon at least 30 days' notice to VFCC, the Deal Agent and the Liquidity Agent, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; provided,
                                                                 --------
however, that (i) each such assignment shall be of a constant, and not a varying
-------
percentage of all of the assigning Investor's rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Investor being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A) $15,000,000 or an integral multiple of $1,000,000 in excess of that amount and (B) the full amount of the assigning Investor's Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Deal Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500 or such lesser amount as shall be approved by the Deal Agent, (v) the parties to each such assignment shall have agreed to reimburse the Deal Agent, the Liquidity Agent and VFCC for all reasonable fees, costs and expenses (including, without limit ation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent and VFCC) incurred by the Deal Agent, the Liquidity Agent and VFCC, respectively, in connection with such assignment and (vi) there shall be no increased costs, expenses or taxes incurred by the Deal Agent, the Liquidity Agent or VFCC upon such assignment or participation; and provided,
                                                                   ---------
further, that upon the effective date of such assignment the provisions of
--------
Section 3.03(f) of the Administration Agreement shall be satisfied. Upon such execution, delivery and acceptance by the Deal Agent and the Liquidity Agent and the recording by the Deal Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Deal Agent and the Liquidity Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of an Investor hereunder and (ii) the Investor assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Investor's rights and obligations under this Agreement, such Investor shall cease to be a party hereto).

     (b) By executing and delivering an Assignment and Acceptance, the Investor assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Investor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Investor makes no representation or warranty and assumes no responsibility with respect to the financial condition of VFCC or the performance or observance by VFCC of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Deal Agent or the Liquidity Agent, such assigning Investor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assigning Investor and such assignee confirm that such assignee is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Deal Agent and the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as an Investor.

     (c) The Deal Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Investors and the Commitment of, and principal amount of, each Advance owned by each investor from time to time (the "Register"). The entries in the Register shall be conclusive
                   --------
and binding for all purposes, absent manifest error, and VFCC, the Borrower and the Investors may treat each Person whose name is recorded in the Register as an Investor hereunder for all purposes of this Agreement. The Register shall be available for inspection by VFCC, the Liquidity Agent or any Investor at any reasonable time and from time to time upon reasonable prior notice.

     (d) Subject to the provisions of Section 10.1(a), upon its receipt of an Assignment and Acceptance executed by an assigning Investor and an assignee, the Deal Agent and the Liquidity Agent shall each, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D hereto, accept
                                                       ---------
such Assignment and Acceptance, and the Deal Agent shall then (i) record the information contained therein in the Register and (ii) give prompt notice thereof to VFCC.

     (e) Each Investor may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and each Advance owned by it); provided, however, that (i) such Investor's
                           --------  -------
obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Investor shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Deal Agent and the other Investors shall continue to deal solely and directly with such Investor in connection with such Investor's rights and obligations under this Agreement; and provided, further, that the Deal Agent
                                      --------- --------
shall have confirmed that upon the effective date of such
participation the provisions of Section 3.03(f) of the Administration Agreement shall be satisfied. Notwithstanding anything herein to the contrary, each participant shall have the rights of an Investor (including any right to receive payment) under Sections 2.13 and 2.14; provided, however, that no participant
                                       --------  -------
shall be entitled to receive payment under either such Section in excess of the amount that would have been payable under such Section by the Borrower to the Investor granting its participation had such participation not been granted, and no Investor granting a participation shall be entitled to receive payment under either such Section in an amount which exceeds the sum of (i) the amount to which such Investor is entitled under such Section with respect to any portion of any Advance owned by such Investor which is not subject to any participation plus (ii) the aggregate amount to which its participants are entitled under such
----
Sections with respect to the amounts of their respective participations. With respect to any participation described in this Section 10.1, the participant's rights as set forth in the agreement between such participant and the applicable Investor to agree to or to restrict such Investor's ability to agree to any modification, waiver or release of any of the terms of this Agreement or to exercise or refrain from exercising any powers or rights which such Investor may have under or in respect of this Agreement shall be limited to the right to consent to any of the matters set forth in Section 12.1 of this Agreement.

     (f) Each Investor may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.1, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower or VFCC furnished to such Investor by or on behalf of the Borrower or VFCC.

     (g) Nothing herein shall prohibit any Investor from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank in accordance with applicable law and any such pledge or collateral assignment may be made without compliance with Section 10.1(a) or Section 10.1(b).


                                  ARTICLE XI

                                   GUARANTY

     SECTION 11.1    UNCONDITIONAL UNDERTAKING.
                     -------------------------

     The Guarantor hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of the Secured Parties to cause the due and punctual performance and observance by HCFP Funding, Inc. and its successors and assigns ("HCFP Funding") of all of the terms, covenants, conditions, agreements and
  ------------
undertakings on the part of HCFP Funding to be performed or observed under this Agreement and any other Transaction Document, including the punctual payment when due of all obligations of HCFP Funding now or hereafter existing under this Agreement and any other Transaction Document, whether for indemnification payments, fees, expenses or otherwise (such terms, covenants, conditions, agreements, undertakings and other obligations being the "Guaranteed
                                                          ----------
Liabilities"), and agrees to pay any and all expenses
-----------

(including counsel fees and expenses) incurred by the Secured Parties in enforcing any rights under this Agreement and any other Transaction Document. In the event that HCFP Funding shall fail in any manner whatsoever to perform or observe any of the Guaranteed Liabilities when the same shall be required to be performed or observed under this Agreement or any such other document, then the Guarantor will itself duly and punctually perform or observe, or cause to be duly and punctually performed or observed, such Obligation, and it shall not be a condition to the accrual of the obligation of the Guarantor hereunder to perform or observe any Obligation (or to cause the same to be performed or observed) that the Deal Agent or any of the Secured Parties shall have first made any request of or demand upon or given any notice (except as otherwise required by this Agreement) to the Guarantor or to HCFP Funding, or their respective successors or assigns, or have instituted any action or proceeding against the Guarantor or HCFP Funding, or their respective successors or assigns in respect thereof.

     SECTION 11.2    OBLIGATIONS ABSOLUTE.
                     --------------------

The Guarantor undertakes that the Guaranteed Liabilities will be performed or paid strictly in accordance with the terms of this Agreement or any other Transaction Document, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Affected Parties and the Indemnified Parties with respect thereto. The obligations of the Guarantor under this Article XI are independent of the Guaranteed Liabilities, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce the provisions of this Article XI, irrespective of whether any action is brought against HCFP Funding or whether HCFP Funding is joined in any such action or actions. The liability of the Guarantor under this Article XI shall be absolute and unconditional irrespective of:

          (i) any lack of validity or enforceability of any other provision of this Agreement or any other Transaction Document as against the Originator, the Borrower or the Servicer;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Liabilities, or any other amendment or waiver of or any consent to departure from any other provision of this Agreement or any Transaction Document, including, without limitation, any increase in the Guaranteed Liabilities resulting from additional purchases of Asset Interests or otherwise;

          (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Guaranteed Liabilities;

     (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Liabilities, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Liabilities or any other assets of HCFP Funding or any of its Subsidiaries;

     (v) any change, restructuring or termination of the corporate structure or existence of HCFP Funding or any of its Subsidiaries, or

     (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, HCFP Funding.

This Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Liabilities is rescinded or must otherwise be returned by the Affected Parties or Indemnified Parties upon the insolvency, bankruptcy or reorganization of HCFP Funding or otherwise, all as though payment had not been made.

     SECTION 11.3    PARI PASSU TREATMENT OF OBLIGATIONS OF GUARANTOR.
                     -------------------------------------------------

     The Guaranteed Liabilities of the Guarantor under this Article XI do rank and will rank pari passu in priority of payment and in all other respects with
              ---- -----
all other unsecured debt of the Guarantor. There is no lien, security interest or other charge or encumbrance, and no other type of preferential arrangement, upon or with respect to any of the properties or income of the Guarantor, which secures debt of any Person.

     SECTION 11.4    WAIVER.
                     ------

     The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Liabilities and this
Article XI and any requirement that the Secured Parties protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against HCFP Funding or any other person or entity or any collateral.

     SECTION 11.5    SUBROGATION.
                     -----------

Until payment in full in cash of all of the Guaranteed Liabilities and all other amounts payable by HCFP Funding under this Agreement, the Guarantor hereby waives and releases all rights of subrogation against HCFP Funding and its property and all rights of indemnification, contribution and reimbursement from HCFP Funding and its property, in each case in connection with this Article XI and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

     SECTION 11.6    INDEMNIFICATION OF CUSTODIAN AND BACKUP SERVICER.
                     ------------------------------------------------

     Without limiting any other rights which the Custodian or the Backup Servicer, or any of their respective Affiliates may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Custodian and the Backup Servicer and each of their respective Affiliates and officers, directors, employees and agents thereof (collectively, the "Guarantor Indemnified Parties")
                                                 -----------------------------
from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Guarantor Indemnified Amounts") awarded against or
                             -----------------------------
incurred by, any such Guarantor Indemnified Party or other non-monetary damages of any such Guarantor Indemnified Party any of them arising out of or as a result of this Agreement, excluding, however, Guarantor Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Guarantor Indemnified Party.


                                  ARTICLE XII

                                 MISCELLANEOUS

     SECTION 12.1  AMENDMENTS AND WAIVERS.
                   ----------------------

     Except as provided in this Section 12.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Deal Agent, VFCC and the Required Investors; provided, however, that any amendment of this Agreement which is
           -------- --------
solely for the purpose of adding a Lender or increasing the Commitment of all Lenders may be effected with the written consent of the Deal Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.


     No amendment, waiver or other modification affecting the rights or obligations of any Hedge Counterparty shall be effective against such Hedge Counterparty without the written agreement of such Hedge Counterparty.

     SECTION 12.2  NOTICES, ETC.
                   ------------

     All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received with respect to any notice sent by mail or telex.

     SECTION 12.3  [RESERVED].
                   ----------

     SECTION 12.4  NO WAIVER, RIGHTS AND REMEDIES.
                   ------------------------------

     No failure on the part of the Deal Agent, the Liquidity Agent or any Secured Party or any assignee of any Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

     SECTION 12.5  BINDING EFFECT.
                   --------------

     This Agreement shall be binding upon and inure to the benefit of the Borrower, the Deal Agent, the Liquidity Agent, the Secured Parties and their respective successors and permitted assigns and, in addition, the provisions of
Section 2.7 shall inure to the benefit of each Hedge Counterparty, whether or not that Hedge Counterparty is a Secured Party.

     SECTION 12.6  TERM OF THIS AGREEMENT.
                   ----------------------

     This Agreement, including, without limitation, the Borrower's obligation to observe its covenants set forth in Article V, and the Servicer's obligation to observe its covenants set forth in Article VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and
                                  --------  -------
remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower pursuant to Articles III and IV and the indemnification and payment provisions of Article VIII and Article IX and the provisions of Section 12.10 and Section 12.11 shall be continuing and shall survive any termination of this Agreement.

     SECTION 12.7  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION
                   -----------------------------------------------------------
                   TO VENUE.
                   --------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

     SECTION 12.8  WAIVER OF JURY TRIAL.
                   --------------------

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     SECTION 12.9  COSTS, EXPENSES AND TAXES.
                   -------------------------

     (a) In addition to the rights of indemnification granted to the Deal Agent, the Liquidity Agent, the Secured Parties and its or their Affiliates and officers, directors, employees and agents thereof under Article VIII hereof, the Borrower agrees to pay on demand all reasonable costs and expenses of the Deal Agent, the Liquidity Agent, and the Secured Parties incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Deal Agent, the Liquidity Agent, and Secured Parties with respect thereto and with respect to advising the Deal Agent, the Liquidity Agent, and the Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Deal Agent, the Liquidity Agent, and/or the Secured Parties in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith; provided, however, that the Borrower shall
                                     --------
have no obligation to pay (i) any fees (exclusive of out-of-pocket expenses) of counsel to the Deal Agent, the Liquidity Agent, and the Secured Parties in connection with the initial preparation, execution and delivery of this Agreement and the other documents to be delivered hereunder or in connection herewith in excess of the amounts specified in the Fee Letter therefor or (ii) any other out-of-pocket expenses (exclusive of reasonable out-of-pocket expenses of counsel to the Deal Agent, the Liquidity Agent, and the Secured Parties), including any costs and expenses incurred in connection by the Deal Agent, the Liquidity Agent, or any Secured Party in connection with the initial due diligence for the transactions contemplated by this Agreement, incurred by any of the Deal Agent, the Liquidity Agent, and the Secured Parties in excess of the amounts specified in the Fee Letter therefor.

     (b) The Borrower shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to a Lender in connection with this Agreement or the funding or maintenance of Advances hereunder.

     (c) The Borrower shall pay on demand all other costs, expenses and taxes (excluding income taxes, overhead and salaries) ("Other Costs"), including,
                                                  -----------
without limitation, all reasonable costs and expenses incurred by the Deal Agent in connection with periodic audits of the Borrower's or the Servicer's books and records and the cost of rating VFCC's commercial paper by independent financial rating agencies, which are incurred as a result of the execution of this Agreement.

     SECTION 12.10  NO PROCEEDINGS.
                    --------------

     Each of the parties hereto (other than VFCC) hereby agrees that it will not institute against, or join any other Person in instituting against VFCC any Insolvency Proceeding so long as any commercial paper issued by VFCC shall be outstanding and there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

     Each of the parties hereto (other than the Deal Agent and the Secured Parties) hereby agrees that it will not institute against, or join any other Person in instituting against the Borrower any Insolvency Proceeding so long as there shall not have elapsed one year and one day since the Collection Date.

     SECTION 12.11  RECOURSE AGAINST CERTAIN PARTIES.
                    --------------------------------

     (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Deal Agent, the Liquidity Agent or any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any such Person or any manager or administrator of such Person or any incorporator, affiliate, stockholder, officer, employee or director of such Person or of the Borrower or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise.

     (b) Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, VFCC shall have no obligation to pay any amount required to be paid by it hereunder or thereunder in excess of any amount available to VFCC after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of VFCC hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Borrower, the Servicer, the Backup Servicer, the Custodian, the Deal Agent, the Liquidity Agent and the Secured Parties agrees that they shall not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to VFCC to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.

     (c) The provisions of this Section 12.11 shall survive the termination of this Agreement.

     SECTION 12.12  PROTECTION OF SECURITY INTEREST; APPOINTMENT OF DEAL AGENT
                    ----------------------------------------------------------
                    AS ATTORNEY-IN-FACT.
                    -------------------

     (a) The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Deal Agent may deem necessary, to perfect, protect or more fully evidence the security interest granted to the Deal Agent, as agent for the Secured Parties, in the Collateral, or to enable the Deal Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder.

     (b) If the Borrower or the Servicer fails to perform any of its obligations hereunder after five Business Days' notice from the Deal Agent, the Deal Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Deal Agent's or such Secured Party's reasonable costs and expenses incurred in connection therewith shall be payable by the Borrower or the Servicer (if the Servicer that fails to so perform) as provided in Article VIII, as applicable. The Borrower and the Servicer each irrevocably authorizes the Deal Agent and appoints the Deal Agent as its attorney-in-fact to act on behalf of the Borrower or the Servicer, as the case may be, (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Deal Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Deal Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Collateral. This appointment is coupled with an interest and is irrevocable.

     SECTION 12.13  CONFIDENTIALITY
                    ---------------

     (a) Each of the parties hereto shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and the other confidential proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants and attorneys and as required by an applicable law or order of any judicial or administrative proceeding, (ii) disclose the existence of this Agreement, but not the financial terms thereof, and (iii) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Loan Documents or any Hedging Agreement for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Loan Documents or any Hedging Agreement.

     (b) Anything herein to the contrary notwithstanding, the Borrower hereby consents to the disclosure of any nonpublic information with respect to it (i) by and among the Deal Agent, the Liquidity Agent, or the Secured Parties, (ii) by the Liquidity Agent, the Deal Agent or a Secured Party to any prospective or actual Eligible Assignee or participant of any of them or (iii) by the Deal Agent, the Liquidity Agent or a Secured Party to any Rating Agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to such Person and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agreed to be bound hereby. In addition, the Secured Party , the Liquidity Agent and the Deal Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings.

     (c) The Borrower and the Servicer each agrees that it shall not (and shall not permit any of its Affiliates to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Transaction Documents without the prior written consent of the Deal Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Borrower or the Servicer shall consult with the Deal Agent prior to the issuance of such news release or public announcement. The Borrower and the Servicer each may, however, disclose the general terms of the transactions contemplated by this Agreement and the Transaction Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

     SECTION 12.14  EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.
                    ----------------------------------------------------

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:                 WISCONSIN CIRCLE III FUNDING
                              CORPORATION


                              By__________________________
                                Edward P. Nordberg, Jr.
                                Executive Vice President

                              Wisconsin Circle III Funding Corporation
                              4th Floor
                              Two Wisconsin Circle
                              Chevy Chase, Maryland  20815


                              Attention:  Steven M. Curwin, Esq.
                              Facsimile No.:  (301) 664-9860
                              Confirmation No.:  (301) 664-9827


THE SERVICER::                HCFP FUNDING, INC.


                              By__________________________
                                Edward P. Nordberg, Jr.
                                Executive Vice President

                              HCFP Funding, Inc.
                              4th Floor
                              Two Wisconsin Circle
                              Chevy Chase, Maryland  20815


                              Attention:  Steven M. Curwin, Esq.
                              Facsimile No.:  (301) 664-9860
                              Confirmation No.:  (301) 664-9827

THE GUARANTOR:                HEALTHCARE FINANCIAL PARTNERS, INC.


                              By_____________________________
                                Edward P. Nordberg, Jr.
                                Executive Vice President

                              HealthCare Financial Partners, Inc.
                              4th Floor
                              Two Wisconsin Circle
                              Chevy Chase, Maryland  20815


                              Attention:  Steven M. Curwin, Esq.
                              Facsimile No.:  (301) 664-9860
                              Confirmation No.:  (301) 664-9827


THE EVALUATOR:                HEALTHCARE ANALYSIS CORPORATION


                              By_____________________________
                                Edward P. Nordberg, Jr.
                                Senior Vice President

                              HealthCare Analysis Corporation
                              4th Floor
                              Two Wisconsin Circle
                              Chevy Chase, Maryland  20815


                              Attention:  Steven M. Curwin, Esq.
                              Facsimile No.:  (301) 664-9860
                              Confirmation No.:  (301) 664-9827

THE INVESTORS:                FIRST UNION NATIONAL BANK


                              By_______________________
                                Title:

                              Commitment:  $150,000,000

                              First Union National Bank
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention:  Mr. Bill A. Shirley
                              Facsimile No.:  (704) 374-3254
                              Confirmation No:  (704) 374-4001

VFCC:                         VARIABLE FUNDING CAPITAL
                              CORPORATION

                              By First Union Capital Markets,
                                 a division of Wheat First Securities, Inc., as attorney-in-fact

                              By_______________________
                                Title:

                              Variable Funding Capital Corporation
                              c/o First Union Capital Markets
                              One First Union Center, TW-9
                              Charlotte, North Carolina  28288
                              Attention:  Conduit Administration
                              Facsimile No.:  (704) 383-6036
                              Confirmation No.:  (704) 383-9343


          With a copy to:

                              Lord Securities Corp.
                              2 Wall Street, 19th Floor
                              New York, New York
                              Attention:  Vice President
                              Facsimile No.:  (212) 346-9012
                              Confirmation No.:  (212) 346-9008

THE DEAL AGENT:               FIRST UNION CAPITAL MARKETS,
                                 a division of Wheat First Securities, Inc.

                              By_______________________
                                Title:



                              First Union Capital Markets
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention:  Conduit Administration
                              Facsimile No.:  (704) 383-6036
                              Telephone No.:  (704) 383-9343


THE LIQUIDITY AGENT:          FIRST UNION NATIONAL BANK

                              By_______________________
                                Title:

                              First Union National Bank
                              One First Union Center, TW-9
                              Charlotte, North Carolina 28288
                              Attention:  Mr. Bill A. Shirley
                              Facsimile No.:  (704) 374-3254
                              Telephone No.:  (704) 374-4001


THE CUSTODIAN:                U. S. BANK NATIONAL ASSOCIATION

                              By_______________________
                                Title:


                              U.S. Bank Trust National Association
                              100 Wall Street, 16th Floor
                              New York, New York  10005
                              Attention:  Glenn Andersen
                              Facsimile No.:  (212) 809-5459
                              Telephone No.:  (212) 361-2894

THE BACKUP SERVICER:          INPUT ONE, LLC

                              By_______________________
                                Title:

                              Input One, LLC
                              21731 Ventura Blvd.
                              Suite 340
                              Woodland Hills, CA  91364
                              Attention:  Jeff Greenbaum
                              Facsimile No.:  (818) 340-4036
                              Telephone No.:  (818) 340-0030

                                                                       EXHIBIT A


                            FORM OF BORROWER NOTICE
                    (including Borrowing Base Certificate)


                   WISCONSIN CIRCLE III FUNDING CORPORATION


First Union Capital Markets, a division of
 Wheat First Securities, Inc., as Deal Agent
One First Union Center
301 South College Street
Charlotte, North Carolina 28288

Ladies and Gentlemen:

This Borrower Notice is delivered to you under Section 2.2(a) of that certain Loan Funding and Servicing Agreement dated as of December 28, 1998 (the "Agreement"), by and among Wisconsin Circle III Funding Corporation, as the
 ---------
borrower (the "Borrower"), HealthCare Financial Partners, Inc., as guarantor,
               --------
HCFP Funding, Inc., as servicer, HealthCare Analysis Corporation, as evaluator, Variable Funding Capital Corporation, as a lender, the Investors named therein, Input One, LLC, as backup servicer, U.S. Bank Trust National Association, as custodian, First Union Capital Markets, a division of Wheat First Securities, Inc., as deal agent, and First Union National Bank, as liquidity agent. All capitalized undefined terms used herein have the meaning assigned thereto in the Agreement.

Each of the undersigned, each being a duly elected officer of the Borrower and the Servicer, respectively, holding the office set forth below such officer's name, hereby certifies as follows:

1. The Borrower hereby requests an Advance in the principal amount of $_____________.

2. The Borrower hereby requests that such Advance be made on the following date: _____________.

3. Attached to this Borrower Notice is a true, correct and complete calculation of the Borrowing Base and all components thereof.

1. Attached to this Borrower Notice is a true, correct and complete [supplement to the] List of Loans[, reflecting all Loans which will become part of the Collateral on the date hereof,] each Loan reflected thereon being an Eligible Loan.

4. All of the conditions applicable to the Advance requested herein as set forth in the Funding Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Advance, including

               (i) The representations and warranties of such Person set forth in the Agreement, as the case may be, are true and correct on and as of such date, before and after giving effect to such borrowing or reinvestment and to the application of the proceeds therefrom, as though made on and as of such date;

               (ii) No event has occurred, or would result from such Advance or reinvestment or from the application of the proceeds therefrom, which constitutes an Early Amortization Event;

               (iii) Such Person is in material compliance with each of its covenants set forth herein; and

               (iv) No event has occurred which constitutes a Servicer Termination Event.

     IN WITNESS WHEREOF, the undersigned has executed the Advance Request this ______ day of _____________, 19___.


                              WISCONSIN CIRCLE III FUNDING
                              CORPORATION,
                               as Borrower

                              By: _____________________
                              Name:
                              Title:


                              HCFP FUNDING, INC.,
                               as Servicer


                              By: _____________________
                              Name:
                              Title:


                      [ATTACH BORROWING BASE CERTIFICATE]

                                                                       EXHIBIT B

                                 FORMS OF NOTE

                                 FORM OF NOTE


$150,000,000                                           December 29, 1998

     FOR VALUE RECEIVED, WISCONSIN CIRCLE III FUNDING CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to FIRST UNION CAPITAL MARKETS, a division of WHEAT FIRST SECURITIES, INC., as the agent for the Lenders (the "Deal Agent") the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) or, if less, the unpaid principal amount of the aggregate loans ("Advances") made by the Lenders (as defined below) to the Borrower pursuant to the Loan Funding Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in Section 2.5 of the Loan Funding Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding at the Interest Rate related to such Advance as provided in the Loan Funding Agreement on each Payment Date and each other dates specified in the Loan Funding Agreement.

     This Note is issued pursuant to the Loan Funding and Servicing Agreement, dated as of December 28, 1998 (the "Loan Funding Agreement"), by and among the Borrower, HealthCare Financial Partners, Inc., as guarantor, HCFP Funding, Inc., as servicer, HealthCare Analysis Corporation, as evaluator, Variable Funding Capital Corporation, as a lender, the Investors named therein, Input One, LLC, as backup servicer, U.S. Bank Trust National Association, as custodian, First Union Capital Markets, a division of Wheat First Securities, Inc., as deal agent, and First Union National Bank, as liquidity agent. Capitalized terms used but not defined in this Note are used with the meanings ascribed to them in the Loan Funding Agreement.

     Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Loan Funding Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lenders under this Note exceed the amount which the Lenders could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

     Payments of the principal of, and interest on, Advances represented by this Note shall be made by the Borrower to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in Article 12 of the Loan Funding Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.

     If any payment under this Note falls due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.

     If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to the Base Rate plus 1.0%, in each case from the date of such non-payment to (but excluding)
----
the date such amount is paid in full.

     Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Loan Funding Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and as set forth in the Loan Funding Agreement, certain costs and expenses of the Lenders) at the time and in the manner set forth in, but subject to the provisions of, the Loan Funding Agreement.

     Except as provided in the Loan Funding Agreement, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

     All amounts evidenced by this Note, the Lender or Lenders making such Advance and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Deal Agent on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such Deal Agent in its internal records; provided, however, that the
                                                     --------  -------
failure of the Deal Agent to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrower under this Note as provided in the Loan Funding Agreement.

     The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by such Lender and represented by this Note and the indebtedness evidenced by this Note.

     This Note is secured by the security interests granted pursuant to Section
2.9 of the Loan Funding Agreement. The holder of this Note, as agent for the Lenders, is entitled to the benefits of the Loan Funding Agreement and may enforce the agreements of the Borrower contained in the Loan Funding Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan Funding Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Loan Funding Agreement. If an Early Amortization Event shall occur and be continuing, the unpaid balance of the principal of all Advances, together with accrued interest thereon, shall be declared, and become due and payable in the manner and with the effect provided in the Loan Funding Agreement.

     This Note is the Note referred to in the Loan Funding Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned has executed this Note as on the date first written above.

                                   WISCONSIN CIRCLE III FUNDING CORPORATION


                                   By:___________________________________
                                        Name:
                                        Title:

                               Schedule to Note
                               ----------------

 Name               Date of        Principal      Principal      Outstanding
  of               Advance or      Amount of      Amount of       Principal
Lender             Repayment        Advance       Repayment        Amount
------             ----------      ---------      ---------      -----------

                                                                       EXHIBIT C


                         "LIMITED PURPOSE" PROVISIONS


                                Article [THIRD]

                                    Purpose

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage solely in the following activities:

     (a) to acquire, own, hold, sell, service, transfer or pledge, or otherwise dispose of, interests in and servicing responsibilities with respect to, accounts, chattel paper, general intangibles, instruments and other financial assets ("Receivables"), and any related contracts, collateral or agreements
         -----------
("Related Property");
  ----------------

     (b) to purchase or otherwise acquire obligations issued or guaranteed by the United States or any agency or instrumentality thereof, certificates of deposit issued by commercial banks, commercial paper and similar instruments and obligations;

     (c) to enter into agreements and arrangements with persons or entities, or undertaking such activities, as may be necessary or convenient to acquire, own, hold, sell, service, transfer or pledge, or otherwise dispose of Receivables and Related Property; and

     (d) to engage in any lawful act or activity and to exercise any powers permitted to corporations organized under the General Corporation Law of the State of Delaware that are incidental to and necessary or convenient for the accomplishment of the foregoing purposes.

                               Article [SEVENTH]

                             Independent Director


     The number of directors comprising the board of directors of the Corporation (the "Board of Directors") shall be determined, from time to time,
                  ------------------
in accordance with the terms of the by-laws of the Corporation; provided,
                                                                --------
however, the Corporation shall at all times have at lease two directors (each,
-------
an "Independent Director") who is not and, for the immediately preceding two
    --------------------
year period, was not (i) a director (other than an Independent Director), officer of employee of the Corporation; (ii) a director, officer or employee of HCFP Funding, Inc. (the "Parent") or any of its affiliates; (iii) a supplier,
                         ------
independent contractor or any other person who derives more than

15% of its gross revenues from its activities with the Corporation, the Parent and/or any affiliate of the foregoing; (iv) a holder (directly or indirectly) of more than 5% of any voting securities of the Corporation, the Parent or any affiliate of the foregoing; (v) a person controlling any such director, officer, employee, supplier, independent contractor, holder or any other person meeting the criteria set forth in clauses (i), (ii), (iii) or (iv) of this Seventh Article or (vi) a member of the immediate family of any person meeting the criteria set fourth in clauses (i), (ii), (iii), (iv) or (v) of this Seventh Article.

                                Article [TENTH]

                        Unanimous Consent of Directors

     Notwithstanding any other provision of this Certificate of Incorporation, without the affirmative vote of all of the members of the Board of Directors (which must include the affirmative votes of all of the Independent Directors), the Corporation shall not (i) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against it, (iii) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, (v) make a general assignment for the benefit of creditors, (vi) admit in writing ins inability to pay its debts generally as they become due, (vii) take any corporate action in furtherance of the actions set forth in clauses (i) through
(vi) of this paragraph, provided, however, that no director may be required by
                        --------  -------
any stockholder of the Corporation to consent to the institution of bankruptcy or insolvency proceedings against the Corporation so long as it is solvent.

     In connection with any vote by the Board of Directors with respect to any of the actions described in the immediately preceding paragraph, the Board of Directors shall owe a duty to the secured creditors of the Corporation, as well as to the stockholders of the Corporation.

                              Article [ELEVENTH]

                                 Requirements

     The Corporation shall:

          (i) pay, out of its own funds, fees for its directors and salaries of its officers and employees, and shall promptly reimburse any affiliate of the Corporation for any service provided to the Corporation by such affiliate. Liabilities of the Corporation shall be separately managed from those of any affiliate of the Corporation, and the Corporation shall pay its own liabilities, including all administrative expenses, from its own separate assets.

          (ii) at all times hold itself out to the public (including any creditors of any of its affiliates) under the Corporation's own name and as a separate and distinct corporate entity. All customary formalities regarding the corporate existence of the Corporation, including holding regular meetings of its board of directors and its stockholders and maintenance of current minute books, shall be observed;

          (iii) maintain its financial statements, accounting records and other corporate documents separate from those of, and shall not commingle its assets with those of, any affiliate of the Corporation or any other entity. The Corporation shall prepare unaudited quarterly and annual financial statements, and the Corporation's financial statements shall comply with generally accepted accounting principles, consistently applied. The Corporation shall retain as its auditors independent certified accountants, provided that such accountants may also serve as auditors of any of its affiliates; and

          (iv) act solely in its own corporate name and through its own authorized officers and agents. Investments shall be made directly by the Corporation or by brokers engaged and paid by the Corporation or its agents. Assets of the Corporation shall be separately identified and segregated. All of the Corporation's assets shall at all times be held by or on behalf of the Corporation and, if held on behalf of the Corporation by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by the Corporation. In no event shall any of the Corporation's assets be held on its behalf by any affiliate of the Corporation.

     All business transactions entered into by the Corporation with any of its affiliates shall be on terms and conditions that are not more or less favorable to the Corporation than terms and conditions available at the time to the Corporation for comparable transactions with non-affiliated persons and must be approved by the Board of Directors. The Corporation shall not make any loans to, or guarantee or assume any liabilities or obligations of, any of its affiliates.

                                                                       EXHIBIT D

                       FORM OF ASSIGNMENT AND ACCEPTANCE



                                   [FORM OF]
                           ASSIGNMENT AND ACCEPTANCE

                            Dated __________, 19__


     Reference is made to the Loan and Servicing Agreement dated as of December __, 1998 (the "Agreement") among Wisconsin Circle III Funding Corporation, as
               ---------
the borrower, HCFP Funding, Inc., as servicer, HealthCare Financial Partners, Inc., as the guarantor, HealthCare Analysis Corporation, Variable Funding Capital Corporation, the Investors (as defined in the Agreement), First Union Capital Markets, a division of Wheat First Securities, Inc., as Deal Agent, First Union National Bank, as Liquidity Agent, U.S. Bank Trust National Association, as the custodian and Input One, LLC, as backup servicer. Terms defined in the Agreement are used herein with the same meaning.

          __________________ (the "Assignor") and ___________________ (the
                                   --------
"Assignee") agree as follows:
 --------

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified in Section 1 of
Schedule 1 of all outstanding rights and obligations of the Assignor under the Agreement, including, without limitation, such interest in the Assignor's Commitment and the Advances made by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of Advances made by the Assignee will be as set forth in Section 2 of Schedule 1.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto;
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of VFCC or the performance or observance by VFCC of any of its obligations under the Agreement or any other instrument or document furnished pursuant thereto; and (iv) confirms that the Assignee is an Eligible Assignee.

          3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Deal Agent, the Liquidity Agent, the Assignor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Deal Agent and the Liquidity Agent each to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Deal Agent and the Liquidity Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as an Investor.

          4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to each of the Deal Agent and the Liquidity Agent for acceptance and recording by the Deal Agent. The effective date of this Assignment and Acceptance (the "Transfer Date") shall be
                                                       -------------
the date of acceptance thereof by the Deal Agent and the Liquidity Agent, unless a later date is specified in Section 3 of Schedule 1.

          5. Upon such acceptance by the Deal Agent and the Liquidity Agent and upon such recording by the Deal Agent, as of the Transfer Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of an Investor thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

          6. Upon such acceptance by the Documentation Agent and the Liquidity Agent and upon such recording by the Deal Agent, from and after the Transfer Date, the Deal Agent and the Liquidity Agent shall make, or cause to be made, all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and Facility Fee with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Transfer Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

                 [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

                                   [ASSIGNOR]

                                   By:_________________________
                                    Name:
                                    Title:

                                   Address for notices
                                   -------------------
                                        [Address]

                                   [ASSIGNEE]

                                   By:________________________
                                    Name:
                                    Title:

                                   Address for notices
                                   -------------------
                                        [Address]
Acknowledged and accepted
this ___ day of ___________, ____

FIRST UNION NATIONAL BANK
as Liquidity Agent

By:___________________________
  Name:
  Title:

Acknowledged and accepted
this ___ day of ___________, ____

FIRST UNION CAPITAL MARKETS,
a division of Wheat First Securities, Inc., as Deal Agent

By:___________________________
  Name:
  Title:

                                  Schedule 1
                                      to
                           Assignment and Acceptance
                             Dated _________, 19__


  Section 1.
  ---------

          Percentage Interest:     ________%


  Section 2.
  ---------

          Assignee's Commitment:   $____________

          Aggregate Outstanding
          Advances Owing to
          the Assignee:            $_____________

  Section 3.
  ---------

          Transfer Date: _________________, 19__

                                                                       EXHIBIT E

                            FORM OF MONTHLY REPORT

                      [to be provided by the Deal Agent]

                                                                       EXHIBIT F


                        FORM OF SERVICER'S CERTIFICATE


                            SERVICER'S CERTIFICATE


This Servicer's Certificate is delivered pursuant to the provisions of Section 6.13(b) of the Loan Funding and Servicing Agreement dated as of December 28, 1998, by and among Wisconsin Circle III Funding Corporation, HealthCare Financial Partners, Inc., as guarantor, HCFP Funding, Inc., as servicer, HealthCare Analysis Corporation, as evaluator, Variable Funding Capital Corporation, as a lender, the Investors named therein, Input One, LLC, as backup servicer, U.S. Bank Trust National Association, as custodian, First Union Capital Markets, a division of Wheat First Securities, Inc., as deal agent, and First Union National Bank, as liquidity agent (hereinafter as such agreement may have been, or may from time to time be amended, supplemented or otherwise modified (the "Agreement"). This Servicer's Certificate relates to applicable Collection Period and relating to applicable Payment Date, and the Monthly Report for such Monthly Period, which Monthly Report is set forth on attached Schedule A.

     A. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Agreement. References herein to certain subsections are referenced to the respective subsections of the Agreement.

     B.   The Servicer is the Servicer under the Agreement.

     C. The undersigned hereby certifies to the Deal Agent and the Secured Parties that all of the foregoing information and all of the information set forth on attached Schedule A is true and accurate in all material respects of the date hereof.

IN WITNESS WHEREOF, the undersigned has caused this Servicer's Certificate to be duly executed this ____ day of ____________, _____.

                                   HCFP FUNDING, INC.
                                   as Servicer



                                   By:__________________________________

                                                                       EXHIBIT G

                         CREDIT AND COLLECTION POLICY

                        [to be provided by Originator]

                                                                       EXHIBIT H


                            FORM OF HEDGE AGREEMENT

                               [to be provided]

                                                                       EXHIBIT I

                               EVALUATION POLICY

                                [see attached]

                                                                       EXHIBIT J

                                   [FORM OF]
                    TRUST RECEIPT AND INITIAL CERTIFICATION

[Delivery Date]

BY FACSIMILE:  (704) 383-6036
-----------------------------

FIRST UNION CAPITAL MARKETS,
a division of Wheat First Securities, Inc.
One First Union Center, TW-9
Charlotte, North Carolina  28288
     Attn: Conduit Administration

     RE: Loan Funding and Servicing Agreement dated as of December 28, 1998 (the "Agreement"), by and among Wisconsin Circle III Funding
                ---------
          Corporation, HCFP Funding, Inc., as servicer, Healthcare Financial Partners, Inc., as guarantor, HealthCare Analysis Corporation, as evaluator, Variable Funding Capital Corporation, as a lender, the Investors named therein, Input One, LLC, as backup servicer, U.S. Bank Trust National Association, as custodian, First Union Capital Markets, a division of Wheat First Securities, Inc., as deal agent, and First Union National Bank, as liquidity agent.

Ladies and Gentlemen:

In accordance with the provisions of Section 6.10 of the above-referenced Agreement, the undersigned, as the Custodian, hereby certifies as to each Loan in the List of Loans that it has received all related Loan Documents with respect to each Loan identified on the List of Loans attached hereto as Exhibit
I. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Loan File or of any of the Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

The Custodian hereby confirms that it is holding each such Loan Document as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Deal Agent pursuant to the terms and conditions of the Agreement.

The Custodian will accept and act on instructions with respect to the Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at 180 East Fifth Street, Mezzanine Level, St. Paul, Minnesota 55101.

Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

                              U.S. BANK TRUST NATIONAL ASSOCIATION,
                              as Custodian


                              By:___________________________
                               Name:
                               Title:

                                                                       EXHIBIT K

                                   [FORM OF]
                     TRUST RECEIPT AND FINAL CERTIFICATION

Trust Receipt #__________

[Delivery Date]

BY FACSIMILE:  (704) 383-6036
-----------------------------

FIRST UNION CAPITAL MARKETS,
a division of Wheat First Securities, Inc.
One First Union Center, TW-9
Charlotte, North Carolina  28288
     Attn: Conduit Administration

     RE: Loan Funding and Servicing Agreement dated as of December 28, 1998 (the "Agreement"), by and among Wisconsin Circle III Funding
                ---------
          Corporation, HCFP Funding, Inc., as servicer, HealthCare Financial Partners, Inc., as guarantor, HealthCare Analysis Corporation, as evaluator, Variable Funding Capital Corporation, as a lender, the Investors named therein, Input One, LLC, as backup servicer, U.S. Bank Trust National Association, as custodian, First Union Capital Markets, a division of Wheat First Securities, Inc., as deal agent, and First Union National Bank, as liquidity agent.

Ladies and Gentlemen:

In accordance with the provisions of Section 6.10 of the above-referenced Agreement, the undersigned, as the Custodian, hereby certifies that as to each Loan listed on the List of Loans it has reviewed the Loan Files and has determined (other than any Loan paid in full or any Loan listed on the attachment hereto) that (i) all Loan Documents required to be delivered to it pursuant to Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Loan; (iii) as to each Loan that is an STL, all assignments of mortgage (or deed of trust or other security instrument) or intervening assignments of mortgage (or deed of trust or other security instrument), as applicable, have been, or, within fifteen (15) Business Days, will be, submitted for recording in the jurisdictions in which recording is necessary; and (iv) as to each Loan that is an STL, each mortgage note has been endorsed in blank. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Loan File or of any of the Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

The Custodian hereby confirms that it is holding each such Loan File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Deal Agent pursuant to the terms and conditions of the Agreement.

The Custodian will accept and act on instructions with respect to the Loans subject hereto upon surrender of this Trust Receipt and Final Certification at its office at 180 East Fifth Street, Mezzanine Level, St. Paul, Minnesota 55101.

Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

                                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        as Custodian


                                        By:___________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT L

                                   [FORM OF]
                 REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


[Delivery Date]

BY FACSIMILE:  (704) 383-6036
-----------------------------

FIRST UNION CAPITAL MARKETS,
a division of Wheat First Securities, Inc.
One First Union Center, TW-9
Charlotte, North Carolina  28288
     Attn:  Conduit Administration

     RE: Loan Funding and Servicing Agreement dated as of December 28, 1998 (the "Agreement"), by and among Wisconsin Circle III Funding
                ---------
          Corporation, HCFP Funding, Inc., as servicer, HealthCare Financial Partners, Inc., as guarantor, HealthCare Analysis Corporation, as evaluator, Variable Funding Capital Corporation, as a lender, the Investors named therein, Input One, LLC, as backup servicer, U.S. Bank Trust National Association, as custodian, First Union Capital Markets, a division of Wheat First Securities, Inc., as deal agent, and First Union National Bank, as liquidity agent.

Ladies and Gentlemen:

In connection with the administration of the Loans held by you as the Custodian on behalf of the Deal Agent under the Agreement, we request the release, and acknowledge receipt, of the (Loan File/[specify documents]) for the Loan described below, for the reason indicated.

Obligor's Name Address & Zip Code:
---------------------------------

Loan Number:
-----------

Reason for Requesting Documents (check one)
-------------------------------

____ 1. Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the account of the Deal Agent.)

____  2.  Loan Liquidated By ____________________________ (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the account of the Deal Agent.)

____  3.  Loan in Foreclosure.

____  4.  Other (explain) ______________________________.

If box 1 or 2 above is checked, and if all or part of the Loan File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan.

If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                           [servicer name]

                                           By:__________________________
                                            Name:
                                            Title:
                                            Date:____________________

Acknowledgment of Documents returned to the Custodian:

                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Custodian


                                           By:___________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT M

                        FORM OF ASSIGNMENT OF MORTGAGE

     THIS ASSIGNMENT OF [MORTGAGE/DEED OF TRUST] AND SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND ANCILLARY DOCUMENTS (this "Assignment"), made
                                                              ----------
and entered into as of the ___ day of ___________, 199__, is by HCFC FUNDING, INC., having an office at 2 Wisconsin Circle, Chevy Chase, Maryland 20815,
Attention: Steven M. Curwin ("Assignor"), in favor of WISCONSIN CIRCLE III
                              --------
FUNDING CORPORATION, a Delaware corporation, having an office at 2 Wisconsin Circle, Chevy Chase, Maryland 20815, Attention: Steven M. Curwin ("Assignee").
                                                                   --------


                              W I T N E S S E T H
                              -------------------

     WHEREAS, Assignor is the present legal and equitable owner and holder of a note, dated as of _________________, executed by ___________________________, a
_________________________________ ("Borrower"), and made payable to the order
                                    --------
of Assignor in the stated principal amount of ___________ ______________________ AND NO/100 DOLLARS ($_________.00) (the "Note") in connection with the
                                         ----
financing of certain real property situated in the City of ___________, County of ________ and State of _____________ as more particularly described on
Exhibit A annexed hereto and made a part hereof (the "Premises"); and
                                                      --------

     WHEREAS, the Note is secured by the [Mortgage/Deed of Trust], as hereinafter defined; and

     WHEREAS, the Note is also secured by, among other things, the Financing Statements, the Guaranty and the Indemnity, each as hereinafter defined, and by other documents and instruments (the Financing Statements, the Guaranty, the Indemnity and any and all other documents and instruments securing or otherwise relating to the Premises and the loan evidenced by the Note (the "Loan") being
                                                                  ----
collectively referred to herein as the "Ancillary Security Documents"); and
                                        ----------------------------

     WHEREAS, the parties hereto desire that Assignor assign to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the Note and the Ancillary Security Documents; and

     WHEREAS, the parties hereto desire that Assignor assign to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the [Mortgage/Deed of Trust].

     NOW, THEREFORE, in consideration of the premises above set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor and Assignee hereby covenant and agree as follows:

     1.   Assignment.  Assignor does hereby transfer, assign, grant, and
          ----------
convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to the following documents and does hereby grant and delegate to Assignee, its successors and assigns, any and all of the duties and obligations of Assignor under the following documents from and after the date hereof:

          a. That certain [Mortgage/Deed of Trust] and Security Agreement, dated as of _________________ from Borrower to [_______________________________, as trustee for the benefit of] Assignor in the stated principal amount of _________________________________________ and 00/100 ($_________) (the
"Security Instrument"), encumbering the Premises, together with the notes and
 -------------------
bonds secured thereby and intended to be recorded in the ________ County Clerk's office immediately prior hereto;

          b. That certain Loan Agreement dated as of _________________ between Borrower and Assignor (the "Loan Agreement");
                            --------------

          c.   The Note;

          [d. That certain Security Agreement dated as of _________, 19__ executed by ______________ for the benefit of Assignor (the "Security
                                                             --------
Agreement");]

          e. Those certain Financing Statements perfecting Assignor's security interest in personal property granted by the [Security Instrument] [Security Agreement];

          [f. That certain Guaranty and Indemnity Agreement dated as of _________, 19__ executed by ______________ for the benefit of Assignor (the "Guaranty");] and
 --------

          g.. All other documents and instruments relating to Premises and the Loan, including, without limitation, all certificates and receipts executed by Borrower, all appraisal, environmental, engineering and other reports relating to the operation or condition of the Premises, and all casualty insurance policies, liability insurance policies, title insurance policies and opinions of counsel.

     2.   Representations and Warranties of Assignor.  This Assignment is an
          ------------------------------------------
absolute assignment. This Assignment is made without recourse, representation or warranty, express or implied.

     3.   Governing Law.  This Assignment shall be governed by and construed in
          -------------
accordance with the laws of the State of _____________.

     4.   Successors and Assigns.  This Assignment shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     5.   Headings.  The headings of the paragraphs of this Assignment have been
          --------
included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Assignment or be used in any manner in the interpretation of this Assignment.

     6.   Interpretation.  Whenever the context so requires in this Assignment,
          --------------
all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

     7.   Partial Invalidity.  Each provision of this Assignment shall be
          ------------------
valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

     8.   Further Agreements.  Assignor agrees to execute and deliver to
          ------------------
Assignee such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Assignment.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date above first written.


                                        ASSIGNOR:

                                        HCFC FUNDING, INC.
                                        By:


                                        By: _________________________
                                        Name:
                                        Title:

STATE OF MARYLAND        )
                         ) SS.:
COUNTY OF ______________ )


     On this the ___ day of _______, 199__, before me, _________________, the undersigned officer, personally appeared ___________________, as ________________ of HCFC Funding, Inc., a Delaware corporation, who executed the foregoing instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                         _________________________
                                            Notary Public


[SEAL]
My commission expires:

                                   EXHIBIT A
                                   ---------

                             PROPERTY DESCRIPTION

                                                                       EXHIBIT N
                                                                       ---------

                                   [FORM OF]
                           REINVESTMENT CERTIFICATION

                    WISCONSIN CIRCLE III FUNDING CORPORATION


First Union Capital Markets, a division of
 Wheat First Securities, Inc., as Deal Agent
One First Union Center
301 South College Street
Charlotte, North Carolina 28288

Ladies and Gentlemen:

This certification is delivered to you under Section 3.2 of that certain Loan Funding and Servicing Agreement dated as of December 28, 1998 (the "Agreement"), by and among Wisconsin Circle III Funding Corporation, as the borrower (the "Borrower"), HealthCare Financial Partners, Inc., as guarantor, HCFP Funding, Inc., as servicer, HealthCare Analysis Corporation, as evaluator, Variable Funding Capital Corporation, as a lender, the Investors named therein, Input One, LLC, as backup servicer, U.S. Bank Trust National Association, as custodian, First Union Capital Markets, a division of Wheat First Securities, Inc., as deal agent, and First Union National Bank, as liquidity agent. All capitalized undefined terms used herein have the meaning assigned thereto in the Agreement.

Each of the undersigned, each being a duly elected officer of the Borrower and the Servicer, respectively, holding the office set forth below such officer's name, hereby certifies as follows:

1. The Borrower hereby notifies you that on the date first written above it will use Principal Collections in amount of $_____________ to acquire additional Loans.

2. Attached to this certification is a true, correct and complete calculation of the Borrowing Base and all components thereof.

2. Attached to this Borrower Notice is a true, correct and complete [supplement to the] List of Loans[, reflecting all Loans which will become part of the Collateral on the date hereof,] each Loan reflected thereon being an Eligible Loan.

3. All of the conditions applicable to the Advance requested herein as set forth in the Funding Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Advance, including

               (i) The representations and warranties of such Person set forth in the Agreement, as the case may be, are true and correct on and as of such date, before and after giving effect to such borrowing or reinvestment and to the application of the proceeds therefrom, as though made on and as of such date;

               (ii) No event has occurred, or would result from such Advance or reinvestment or from the application of the proceeds therefrom, which constitutes an Early Amortization Event;

               (iii) Such Person is in material compliance with each of its covenants set forth herein; and

               (iv) No event has occurred which constitutes a Servicer Termination Event.


     IN WITNESS WHEREOF, the undersigned has executed the Advance Request this ______ day of _____________, 19___.



                         WISCONSIN CIRCLE III FUNDING
                         CORPORATION,
                          as Borrower


                         By:__________________________
                         Name:
                         Title:


                         HCFP FUNDING, INC.,
                          as Servicer


                         By:__________________________
                         Name:
                         Title:

                                                                      SCHEDULE I


                             SCHEDULE OF DOCUMENTS

          In addition to, and not in limitation of, the conditions specified in
Section 3.1 of the Agreement described below, the following documents must be
-----------
received by the Deal Agent in form and substance satisfactory to the Deal Agent on or prior to the Closing Date:

     SPC               Wisconsin Circle III Funding Corporation
     HCFP              HealthCare Financial Partners, Inc.
     Funding           HCFP Funding, Inc.
     HCAC              HealthCare Analysis Corporation
     VFCC              Variable Funding Capital Corporation
     FCM               First Union Capital Markets, a division of Wheat First Securities, Inc.
     First Union       First Union National Bank
     KS                Kilpatrick Stockton LLP, counsel to VFCC and First Union
     S&S               Shearman & Sterling, Counsel to HCFP, Funding HCAC and SPC
     INPUT             Input One, LLC
     Custodian         U.S. Bank Trust National Association
     [TBD]             [counsel to Input to be determined]

I.  CLOSING DATE DELIVERIES
---------------------------

TRANSACTION DOCUMENTS
---------------------

Loan Funding and Servicing Agreement
     (e)  Exhibit A (Form of Borrower Notice)
     (f)  Exhibit B (Form of Note)
     (g) Exhibit C ("Limited Purpose" Provision of Seller's Certificate of Incorporation)
     (h)  Exhibit D (Form of Assignment and Acceptance)
     (i)  Exhibit E (Form of Monthly Report)
     (j)  Exhibit F (Form of Servicer's Certificate)
     (k)  Exhibit G (Credit and Collection Policies)
     (l)  Exhibit H (Form of Hedging Agreement)
     (m)  Exhibit I (Evaluation Policy)
     (n)  Exhibit J (Form of Initial Certification of Custodian)
     (o)  Exhibit K (Form of Final Certification of Custodian)
     (p)  Exhibit L (Form of Loan File Release)
     (q)  Schedule I (Schedule of Documents)
     (r)  Schedule II (Aggregate Insurer Concentration Limits)
     (s)  Schedule III (Tradenames, Fictitious Names and "Doing
          Business As" Names)

     (t)  Schedule IV (List of Loans)
     (u)  Schedule V (Single Insurer Concentration Limits)
     (v)  Schedule V (Location of Contract Files)


Purchase and Sale Agreement
 HCFP to SPC
     (a)  Exhibit A (Form of Assignment)
     (b)  Exhibit B (Notice of Sale)
     (c)  Schedule I (List of Loans)
     (d)  Schedule II (Tradenames, Fictitious Names, and
          "Doing Business As" Names)


Liquidity Purchase Agreement
 Between VFCC and First Union
     (a)  Exhibit A (Form of Assignment and Acceptance)
     (b)  Exhibit B (Form of Purchase Confirmation)
     (c)  Schedule 1 (Pro-Rata Shares of each Investor)
     (d)  Schedule 4.1 (Conditions Precedent)


Hedge Agreement
     (a)  Schedule to Master Agreement
          (i)    Exhibit A (SWAP Transaction Confirmation)
          (ii)   Exhibit B (Legal Opinion of counsel to SPC)


CORPORATE DOCUMENTS
-------------------

Authority documents relating to SPC
     (a)  Certified Copy of Articles of Incorporation
     (b)  Bylaws
     (c)  Good Standing Certificates

Secretary's Certificate of SPC
     (Certificate of Incorporation, Bylaws, Resolutions, and Incumbency)

Authority documents relating to Funding
     (a)  Certified Copy of Organizational Documents
     (b)  Bylaws
     (c)  Good Standing Certificates

Secretary's Certificate of Funding
     (Certificate of Incorporation, Bylaws, Resolutions, and Incumbency)

Authority documents relating to HCFP
     (a)  Certified Copy of Organizational Documents
     (b)  Bylaws
     (c)  Good Standing Certificates

Secretary's Certificate of HCFP
     (Certificate of Incorporation, Bylaws, Resolutions, and Incumbency)

Authority documents relating to HCAC
     (a)  Certified Copy of Organizational Documents
     (b)  Bylaws
     (c)  Good Standing Certificates

Secretary's Certificate of HCAC
     (Certificate of Incorporation, Bylaws, Resolutions, and Incumbency)

Officer's Certificate of SPC
     (Bringdown of Representations and Warranties in Purchase and Sale Agreement and Loan Funding Agreement)

Officer's Certificate of Funding
     (Bringdown of Representations and Warranties in Purchase and Sale Agreement and Loan Funding Agreement)

Officer's Certificate of HCFP
     (Bringdown of Representations and Warranties in Loan Funding Agreement)

Officer's Certificate of HCAC
     (Bringdown of Representations and Warranties in Loan Funding Agreement)

Officer's Certificate of SPC
     (Solvency)

Officer's Certificate of Funding
     (Solvency)

Power of Attorney of Funding to FCM

Power of Attorney of SPC to FCM

UCC FINANCING STATEMENTS
------------------------

Funding to SPC
     (a)
     (b)
     (c)
     (d)

SPC to FCM, as Deal Agent
     (a)
     (b)
     (c)
     (d)

Pre-Closing UCC, tax lien and judgment search reports
     (a)  as to SPC
             (i)  [states]
             (ii)  [local]
     (b)  as to Funding
             (i)  [states]
             (ii)  [local]

Post-Closing UCC, tax lien and judgment search reports
     (a)  as to SPC
             (i)  [states]
             (ii)  [local]
     (b)  as to Funding
             (i)  [states]
             (ii)  [local]


LEGAL OPINIONS
--------------

Opinion of SPC Counsel, (Incorporation, Authorization, Execution, and Enforceability)

Opinion of Funding Counsel, (Incorporation, Authorization, Execution, and Enforceability)

Opinion of HCFP Counsel, (Incorporation, Authorization, Execution, and Enforceability)

Opinion of HCAC Counsel, (Incorporation, Authorization, Execution, and Enforceability)

Opinion of Funding Counsel (perfection)

Opinion of Funding Counsel (true sale)

Opinion of Funding Counsel (non-consolidation)

Opinion of SPC Counsel (Hedge Agreement)

Opinion of Input Counsel, (Incorporation, Authorization, Execution, and Enforceability)

Opinion of Custodian Counsel, (Incorporation, Authorization, Execution, and Enforceability)


MISCELLANEOUS
-------------

Lockbox Agreement[s]

Fee Letter Agreement

Backup Servicer Fee Letter

Collateral Custodian Fee Letter

Payment of Structuring Fee

Payment of Legal Fees

[Amendment to credit agreement]

Such other consents, opinions, documents or instruments as the Deal Agent may request.


II.  INITIAL FUNDING DATE DELIVERIES
------------------------------------


Notice of Sale

Assignment from HCFP to SPC

List of Loans

Borrower Notice for Initial Advance

Trust Receipt and Initial Certification

Officer's Certificate of SPC
     (Bringdown of Representations and Warranties in Purchase and Sale Agreement and Loan Funding Agreement)

Officer's Certificate of Funding
     (Bringdown of Representations and Warranties in Purchase and Sale Agreement and Loan Funding Agreement)

Officer's Certificate of HCFP
     (Bringdown of Representations and Warranties in Purchase and Sale Agreement and Loan Funding Agreement)

Officer's Certificate of HCAC
     (Bringdown of Representations and Warranties in Loan Funding Agreement)

Officer's Certificate of SPC
     (Solvency)

Officer's Certificate of Funding
     (Solvency)

Servicer's Certificate

Such other consents, opinions, documents or instruments as the Deal Agent may request.

                                                                     SCHEDULE II


                     AGGREGATE INSURER CONCENTRATION LIMITS



On any day, the portion of the Aggregate Adjusted Insurer Receivables owed by all Insurers with the following ratings may not exceed any of the following applicable limitations, measured on the basis of the specified percentage of the Aggregate Outstanding Loan Balance:



===========================================================================================================
DESCRIPTION                                                                 CONCENTRATION LIMIT
===========================================================================================================
Insurers Rated by A.M. Best:
Higher than B++                                                                    none
B++                                                                                10%
B+                                                                                 5%
less than B+, or not rated by A.M. Best                                            15%
-----------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE III


           TRADENAMES, FICTITIOUS NAMES AND "DOING BUSINESS AS" NAMES

                                      NONE

                                     III-1

                                                                     SCHEDULE IV


                                 LIST OF LOANS

                       [to be provided by the Originator]

                                                                      SCHEDULE V


                      SINGLE INSURER CONCENTRATION LIMITS



The Adjusted Insurer Receivables owed by any Insurer on any day may not exceed any of the following applicable limitations, measured on the basis of the specified percentage of the Aggregate Outstanding Loan Balance:

============================================================================================================
DESCRIPTION                                                                 CONCENTRATION LIMIT
============================================================================================================
Insurer Rating by A.M. Best of:
A+ or higher                                                                         2.5%
less than A+ and higher than B                                                       2%
less than B, or not rated by A.M. Best                                               1%
------------------------------------------------------------------------------------------------------------

                                                                     SCHEDULE VI


                            LOCATIONS OF LOAN FILES



                      U.S. BANK TRUST NATIONAL ASSOCIATION
                          Document Collateral Services
                             180 East Fifth Street
                                Mezzanine Level
                           St. Paul, Minnesota  55101

                           Attention:  Ms. Judy Spahn

                                     VI-1